POOLING AND SERVICING AGREEMENT



                                   Relating to


                       FIRST ALLIANCE MORTGAGE LOAN TRUST

                                     1996-1


                                      Among


              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                  as Depositor



                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Company


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer


                                       and


                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                   as Trustee




                            Dated as of March 1, 1996


                                TABLE OF CONTENTS
                         (Not a Part of this Agreement)

                                                                                                               Page

ARTICLE I         DEFINITIONS; RULES OF CONSTRUCTION                                                              1
         1.1.     Definitions                                                                                     1
         1.2.     Use of Words and Phrases                                                                       24
         1.3.     Captions; Table of Contents                                                                    24
         1.4.     Opinions                                                                                       24

ARTICLE II        ESTABLISHMENT AND ORGANIZATION OF THE TRUST                                                    25
         2.1.     Establishment of the Trust                                                                     25
         2.2.     Office                                                                                         25
         2.3.     Purposes and Powers                                                                            25
         2.4.     Appointment of the Trustee; Declaration of Trust                                               25
         2.5.     Expenses of Trustee                                                                            25
         2.6.     Ownership of the Trust                                                                         25
         2.7.     Situs of the Trust                                                                             25
         2.8.     Miscellaneous REMIC Provisions                                                                 26

ARTICLE III       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                  DEPOSITOR, THE COMPANY AND THE SERVICER; COVENANT OF
                  COMPANY TO CONVEY MORTGAGE LOANS                                                               26
         3.1A.    Representations and Warranties of the Depositor                                                26
         3.1B.    Representations and Warranties of the Company                                                  28
         3.2.     Representations and Warranties of the Servicer                                                 31
         3.3.     Representations and Warranties of the Company with Respect to
                  the Mortgage Loans                                                                             33
         3.4.     Covenants of the Company to Take Certain Actions with Respect to the Mortgage
                  Loans In Certain Situations                                                                    34
         3.5.     Conveyance of the Mortgage Loans                                                               35
         3.6.     Acceptance by Trustee; Certain Substitutions of Mortgage Loans;
                  Certification
                  by Trustee                                                                                     39
         3.7.     Cooperation Procedures                                                                         40

ARTICLE IV        ISSUANCE AND SALE OF CERTIFICATES                                                              40
         4.1.     Issuance of Certificates                                                                       40
         4.2.     Sale of Certificates                                                                           40

ARTICLE V         CERTIFICATES AND TRANSFER OF INTERESTS                                                         41
         5.1.     Terms                                                                                          41
         5.2.     Forms                                                                                          41
         5.3.     Execution, Authentication and Delivery                                                         41
         5.4.     Registration and Transfer of Certificates                                                      42
         5.5.     Mutilated, Destroyed, Lost or Stolen Certificates                                              43
         5.6.     Persons Deemed Owners                                                                          44
         5.7.     Cancellation                                                                                   44
         5.8.     Limitation on Transfer of Ownership Rights                                                     44
         5.9.     Assignment of Rights                                                                           45


                                                    i

                                                                                                               Page

ARTICLE VI        COVENANTS                                                                                      45
         6.1.     Distributions                                                                                  45
         6.2.     Money for Distributions to be Held in Trust; Withholding                                       45
         6.3.     Protection of Trust Estate                                                                     46
         6.4.     Performance of Obligations                                                                     46
         6.5.     Negative Covenants                                                                             47
         6.6.     No Other Powers                                                                                47
         6.7.     Limitation of Suits                                                                            47
         6.8.     Unconditional Rights of Owners to Receive Distributions                                        48
         6.9.     Rights and Remedies Cumulative                                                                 48
         6.10.    Delay or Omission Not Waiver                                                                   48
         6.11.    Control by Owners                                                                              48
         6.12.    Access to Owners of Certificates' Names and Addresses                                          49

ARTICLE VII       ACCOUNTS, DISBURSEMENTS AND RELEASES                                                           49
         7.1.     Collection of Money                                                                            49
         7.2.     Establishment of Accounts                                                                      49
         7.3.     The Certificate Insurance Policies                                                             49
         7.4                                                                                                     51
         7.5.     Flow of Funds                                                                                  51
         7.6.     Investment of Accounts                                                                         53
         7.7.     Eligible Investments                                                                           54
         7.8.     Reports by Trustee                                                                             55
         7.9.     Additional Reports by Trustee                                                                  57

ARTICLE VIII      SERVICING AND ADMINISTRATION OF MORTGAGE LOANS                                                 57
         8.1.     Servicer and Sub-Servicers                                                                     57
         8.2.     Collection of Certain Mortgage Loan Payments                                                   58
         8.3.     Sub-Servicing Agreements Between Servicer and Sub-Servicers                                    59
         8.4.     Successor Sub-Servicers                                                                        59
         8.5.     Liability of Servicer                                                                          59
         8.6.     No Contractual Relationship Between Sub-Servicer and Trustee
                  or the Owner
         8.7.     Assumption or Termination of Sub-Servicing Agreement by Trustee                                59
         8.8.     Principal and Interest Account                                                                 60
         8.9.     Delinquency Advances, Compensating Interest and Servicing Advances                             61
         8.10.    Purchase of Mortgage Loans                                                                     62
         8.11.    Maintenance of Insurance                                                                       62
         8.12.    Due-on-Sale Clauses; Assumption and Substitution Agreements                                    63
         8.13.    Realization Upon Defaulted Mortgage Loans                                                      63
         8.14.    Trustee to Cooperate; Release of Files                                                         64
         8.15.    Servicing Compensation                                                                         65
         8.16.    Annual Statement as to Compliance                                                              66
         8.17.    Annual Independent Certified Public Accountants' Reports                                       66
         8.18.    Access to Certain Documentation and Information Regarding the
                  Mortgage Loans                                                                                 66
         8.19.             Assignment of Agreement                                                               66
         8.20.             Events of Servicing Termination                                                       66


                                                    ii

                                                                                                               Page

         8.21.             Resignation of Servicer and Appointment of Successor                                  69
         8.22.             Waiver of Past Events of Servicing Termination                                        71
         8.23.             Inspections by Certificate Insurer; Errors and Omissions Insurance                    72
         8.24.             Merger, Conversion, Consolidation or Succession to Business of Servicer               72
         8.25.             Notices of Material Events                                                            72
         8.26.             Monthly Servicing Report and Servicing Certificate                                    73
         8.27.             Indemnification by the Company.                                                       75
         8.28.             Indemnification by the Servicer                                                       75

ARTICLE IX        TERMINATION OF TRUST                                                                           75
         9.1.     Termination of Trust                                                                           75
         9.2.     Termination Upon Option of Servicer                                                            76
         9.3.     Termination Upon Loss of REMIC Status                                                          76
         9.4.     Disposition of Proceeds                                                                        78
         9.5.     Netting of Amounts                                                                             78

ARTICLE X         THE TRUSTEE                                                                                    78
         10.1.             Certain Duties and Responsibilities                                                   78
         10.2.             Removal of Trustee for Cause                                                          80
         10.3.             Certain Rights of the Trustee                                                         81
         10.4.             Not Responsible for Recitals or Issuance of Certificates                              82
         10.5.             May Hold Certificates                                                                 82
         10.6.             Money Held in Trust                                                                   82
         10.7.             No Lien for Fees                                                                      83
         10.8.             Corporate Trustee Required; Eligibility                                               83
         10.9.             Resignation and Removal; Appointment of Successor                                     83
         10.10.            Acceptance of Appointment by Successor Trustee                                        84
         10.11.            Merger, Conversion, Consolidation or Succession to Business of the Trustee            85
         10.12.            Reporting; Withholding                                                                85
         10.13.            Liability of the Trustee                                                              85
         10.14.            Appointment of Co-Trustee or Separate Trustee                                         85

ARTICLE XI                 MISCELLANEOUS                                                                         87
         11.1.             Compliance Certificates and Opinions                                                  87
         11.2.             Form of Documents Delivered to the Trustee                                            87
         11.3.             Acts of Owners                                                                        88
         11.4.             Notices, etc. to Trustee                                                              88
         11.5.             Notices and Reports to Owners; Waiver of Notices                                      88
         11.6.             Rules by Trustee and the Company                                                      89
         11.7.             Successors and Assigns                                                                89
         11.8.             Severability                                                                          89
         11.9.             Benefits of Agreement                                                                 89
         11.10.            Legal Holidays                                                                        89
         11.11.            Governing Law                                                                         89
         11.12.            Counterparts                                                                          89
         11.13.            Usury                                                                                 90
         11.14.            Amendment                                                                             90
         11.15.            REMIC Status; Taxes                                                                   90


                                                   iii


         11.16.            Additional Limitation on Action and Imposition of Tax                                 92
         11.17.            Appointment of Tax Matters Person                                                     92
         11.18.            The Certificate Insurer                                                               92
         11.19.            Maintenance of Records                                                                93
         11.20.            Notices                                                                               93


EXHIBIT A-1            --    Form of Class A-1 Certificate
EXHIBIT A-2            --    Form of Class A-2 Certificate
EXHIBIT B              --    Mortgage Loan Schedule
EXHIBIT C              --    Form of Class R Certificate
EXHIBIT D              --    Form of Certificate Re: Mortgage Loans Prepaid in full After the Cut-Off Date
EXHIBIT E              --    Form of Initial Certification
EXHIBIT F              --    Form of Final Certification
EXHIBIT G              --    Form of Delivery Order
EXHIBIT H              --    Form of Class R Tax Matters Transfer Certificate
EXHIBIT I              --    Form of Notice for Certificate Insurance Policy
EXHIBIT J              --    Form of Monthly Report
EXHIBIT K              --    Form of Request for Release



                                                        iv

                  WHEREAS, the Depositor wishes to establish a trust and two subtrusts, which provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

                  WHEREAS,  the  Servicer  has  agreed to service  the  Mortgage
Loans, which constitute the principal assets of the trust estate;

                  WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

                  WHEREAS, Bankers Trust Company of California, N.A. is willing to serve in the capacity of Trustee hereunder; and

                  WHEREAS,   MBIA  Insurance   Corporation   (the   "Certificate
Insurer") is intended to be a third party  beneficiary  of this Agreement and is hereby recognized by the parties hereto to be a third-party  beneficiary of this
Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Servicer and the Trustee hereby agree as follows:


                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                  Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

                  "Account":  Any account established in accordance with Section
7.2 or 8.8 hereof.

                  "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

                  "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

                  "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Depositor, the Company and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day, and with respect to the Trustee, any Vice President, Assistant Vice President or Assistant Secretary of the Trustee.

                  "Available  Funds":  With  respect  to Group  I,  the  Group I
Available Funds and with respect to Group II, the Group II Available Funds.

                  "Available Funds Cap Carry-Forward Amortization Amount": As of
any  Payment  Date,  any  amount   distributed  from  the  Available  Funds  Cap
Carry-Forward  Amount  Account on such Payment Date  pursuant to Section  7.5(e)
hereof.

                  "Available Funds Cap Carry-Forward  Amount": As of any Payment
Date, the excess, if any, of (x) the sum of (i) the excess, if any, equal to (a)
the aggregate  amount of interest due on the Class A-2 Certificates on all prior
Payment Dates,  calculated at the Class A-2 Formula Pass-Through Rate applicable to each such Payment Date over (b) the  aggregate  amount of interest due on the
Class A-2  Certificates on all prior Payment Dates,  calculated at the Class A-2
Pass-Through Rate applicable to each such Payment Date, (ii) the amount, if any, described in clause (iii) hereof as of the  immediately  preceding  Payment Date and (iii) the product of (a)  one-twelfth of the Class A-2 Formula  Pass-Through
Rate on such  Payment  Date and (b) the sum of the amounts  described in clauses
(i)  and  (ii)  preceding  over  (y)  all  Available  Funds  Cap   Carry-Forward
Amortization Amounts actually funded on all prior Payment Dates.

                  "Available  Funds  Cap  Carry-Forward  Amount  Account":   The
Available Funds Cap Carry-Forward  Amount Account established in accordance with
Section 7.2 hereof and maintained by the Trustee.

                  "Available  Funds  Shortfall":  Any of the  Group I  Available
Funds Shortfall or the Group II Available Funds Shortfall.

                  "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in an unamortized principal balance due in a single payment at maturity.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of New York and California or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

                  "Certificate": Any one of the Class A Certificates or the Class R Certificates, each representing the interests and the rights described in this Agreement.

                  "Certificate Account": The Certificate Account established in accordance with Section 7.2 hereof and maintained by the Trustee; provided that the funds in such account shall not be commingled with any other funds held by the Trustee.

                  "Certificate  Insurance  Policies":  The Class A-1 Certificate
Insurance Policy and the Class A-2 Certificate Insurance Policy.

                  "Certificate Insurer": MBIA Insurance Corporation or any successor thereto, as issuer of the Certificate Insurance Policies.



                                        2

                  "Certificate   Principal   Balance":   As  to  the  Class  A-1
Certificates,  the Class A-1 Certificate  Principal  Balance and as to the Class
A-2  Certificates,  the Class A-2  Certificate  Principal  Balance.  The Class R
Certificates do not have a "Certificate Principal Balance".

                  "Class":  All of the Class A-1 Certificates,  all of the Class
A-2 Certificates or all of the Class R Certificates.

                  "Class A Certificate": Any one of the Class A-1 Certificates or the Class A-2 Certificates.

                  "Class  A   Distribution   Amount":   Any  of  the  Class  A-1
Distribution Amount or the Class A-2 Distribution Amount.

                  "Class A-1 Carry-Forward  Amount": With respect to any Payment
Date, the sum of (i) the amount, if any, by which (x) the Class A-1 Distribution
Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A-1 Certificates on such immediately preceding Payment Date and (ii) 30 days' interest on the interest portion of such amount at the Class A-1 Pass-Through Rate.

                  "Class  A-1  Certificate":  Any  Certificate  designated  as a
"Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to distributions as set forth herein. The Class A-1
Certificates  shall be issued with an initial  aggregate  Certificate  Principal
Balance equal to the Original Certificate Principal Balance therefor.

                  "Class A-1 Certificate Insurance Policy": The certificate guaranty insurance policy (number 20773) dated March 29, 1996 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class
A-1 Certificates.

                  "Class A-1 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-1
Certificates  less any amounts actually  distributed on account of the Class A-1
Distribution Amount pursuant to Section 7.5(d)(iv)(B) hereof with respect to principal thereon on all prior Payment Dates.

                  "Class A-1 Certificate Termination Date": The Payment Date on which the Class A-1 Certificate Principal Balance is reduced to zero.

                  "Class  A-1  Current  Interest":   With  respect  to  interest
accruing on or after the Cut-Off Date and as of any Payment Date,  the aggregate amount  of  interest  accrued  on the Class A-1  Certificate  Principal  Balance immediately  prior to such  Payment  Date  during the related  Interest  Accrual
Period at the Class A-1 Pass-Through Rate.

                  "Class A-1  Distribution  Amount":  The sum of (x) the Group I
Principal   Distribution   Amount  payable  to  the  Owners  of  the  Class  A-1
Certificates  pursuant  to Section  7.5(d)(iv)(B)  and (y) the Class A-1 Current
Interest.

                  "Class A-1 Pass-Through Rate":  7.34% per annum.

                  "Class A-2 Carry-Forward  Amount": With respect to any Payment
Date, the sum of (i) the amount, if any, by which (x) the Class A-2 Distribution
Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A-2


                                        3

Certificates on such immediately preceding Payment Date and (ii) 30 days' interest on the interest portion of such amount at the Class A-2 Pass-Through
Rate.

                  "Class  A-2  Certificate":  Any  Certificate  designated  as a
"Class A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto representing the right to distributions as set forth herein. The Class A-2
Certificates  shall be issued with an initial  aggregate  Certificate  Principal
Balance equal to the Original Certificate Principal Balance therefor.

                  "Class A-2 Certificate Insurance Policy": The certificate guaranty insurance policy (number 20774) dated March 29, 1996 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class
A-2 Certificates.

                  "Class A-2 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-2
Certificates  less  amounts  actually  distributed  on  account of the Class A-2
Distribution Amount pursuant to Section 7.5(d)(iv)(D) hereof made with respect to principal thereon on all prior Payment Dates.

                  "Class A-2 Certificate Termination Date": The Payment Date on which the Class A-2 Certificate Principal Balance is reduced to zero.

                  "Class  A-2  Current  Interest":   With  respect  to  interest
accruing on or after the Cut-Off Date and as of any Payment Date,  the aggregate amount  of  interest  accrued  on the Class A-2  Certificate  Principal  Balance immediately  prior to such  Payment  Date  during the related  Interest  Accrual
Period at the Class A-2 Pass-Through Rate for such Payment Date.

                  "Class A-2 Distribution  Amount":  The sum of (x) the Group II
Principal   Distribution   Amount  payable  to  the  Owners  of  the  Class  A-2
Certificates  pursuant  to  Section  7.5(d)(iv)(D)  hereof and (y) the Class A-2
Current Interest.

                  "Class A-2 Formula Pass-Through Rate": As of any Payment Date, the rate determined by clause (x) of the definition of Class A-2 Pass-Through
Rate.

                  "Class A-2 Pass-Through Rate": As of any Payment Date, the lesser of (x) LIBOR plus, in the case of any Payment Date prior to the date on which the outstanding aggregate Loan Balance of the Mortgage Loans in the Trust has declined to 10% or less of the Original Aggregate Loan Balance, 0.38% per annum, or in the case of any Payment Date thereafter, 0.76% per annum and (y) the Group II Available Funds Cap for such Payment Date.

                  "Class R Certificate": Any of those Certificates representing certain residual rights to distributions from the REMIC, designated as a "Class
R Certificate" on the face thereof, in the form of Exhibit C hereto and evidencing an interest designated as the "residual interest" in the Trust for purposes of the REMIC Provisions.

                  "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

                  "Combined  Loan-to-Value  Ratio":  With  respect  to any First
Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien


                                        4

note(s)  relating to such Second  Mortgage Loan and (ii) the Original  Principal
Amount of the Note relating to such Second Mortgage Loan divided by (b) the Appraised Value.

                  "Compensating Interest":  As defined in Section 8.9(b) hereof.

                  "Corporate Trust Office": The principal office of the Trustee at 3 Park Plaza, 16th Floor, Irvine, California 92714, attention: First Alliance
Mortgage Loan Trust 1996-1 or any other office of the Trustee designated as such hereunder.

                  "Coupon Rate":  The rate of interest borne by each Note.

                  "Current Interest": As of any Payment Date, the sum of the Class A-1 Current Interest and the Class A-2 Current Interest due on the related
Payment Date.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the monthly payment due for such Remittance Period and which is not a Paid-in-Full Mortgage Loan, nor is intended to cure a delinquency.

                  "Cut-Off Date":  March 1, 1996.

                  "Delinquency Advance":  As defined in Section 8.9(a) hereof.

                  "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "31 days Delinquent" if such payment has not been received by the close of business on the second day of the month immediately succeeding the month in which such payment was due. Similarly for "61 days Delinquent," "91 days Delinquent" and so on.

                  "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Company to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

                  "Depositor":    Prudential    Securities   Secured   Financing
Corporation, a Delaware corporation, and any successor thereto.

                  "Depository":  The Depository Trust Company, 7 Hanover Square,
New York, New York 10004 and any successor Depository hereafter named.

                  "Designated  Depository  Institution":  With  respect  to  the
Principal and Interest Account or the Certificate Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association
Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by Standard & Poor's and (y) A2 or better by Moody's and in one of the highest short-term rating categories, unless otherwise approved in writing by the Certificate Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and Standard & Poor's and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any


                                        5

such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, the Principal and Interest Account or the Certificate Account may be held by (a) the Trustee or (b) an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Principal and Interest
Account is held by such institution in its trust capacity and not in its commercial capacity.

                  "Determination Date": As to each Remittance Date, the 12th day of each month, or if such day is not a Business Day, the next succeeding
Business Day.

                  "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Offered
Certificates from time to time as a securities depository.

                  "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at
Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Due Date":  The first day of the month of the related Payment
Date.

                  "Due Period": With respect to any Payment Date, the period commencing on the second day of the month preceding the month of such Payment
Date (or,  with respect to the first Due Period,  the day  following the Cut-Off
Date) and ending on the related Due Date.

                  "Eligible   Investments":   Those  investments  so  designated
pursuant to Section 7.7 hereof.

                  "Event of Default": Any event described in clauses (a) or (b) of Section 8.20 hereof.

                  "Event of  Servicing  Termination":  Any event as described in
Section 8.20 hereof.

                  "Excess  Subordinated  Amount":  With  respect to any Mortgage
Loan  Group  and  Payment  Date,  the  difference,   if  any,  between  (x)  the
Subordinated  Amount that would apply to the related Mortgage Loan Group on such
Payment  Date after  taking into  account  the  payment of the  related  Class A
Distribution  Amounts on such  Payment  Date  (except for any  distributions  of related  Subordination  Reduction  Amounts  on such  Payment  Date)  and (y) the related Specified Subordinated Amount for such Payment Date.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "FHLMC":  The  Federal  Home  Loan  Mortgage  Corporation,   a
corporate instrumentality of the United States created pursuant to the Emergency
Home Finance Act of 1970, as amended, or any successor thereof.

                  "File":  The  documents  delivered to the Trustee  pursuant to
Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the mortgage file pursuant to this Agreement.



                                        6

                  "Final Certification": The final certification in the form set forth as Exhibit F hereto and delivered by the Trustee to the Company within 90 days after the Startup Day pursuant to Section 3.6 hereof.

                  "Final Determination":  As defined in Section 9.3(a) hereof.

                  "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

                  "FNMA":   The  Federal  National   Mortgage   Association,   a
federally-chartered  and privately-owned  corporation existing under the Federal
National Mortgage Association Charter Act, as amended, or any successor thereof.

                  "Group I": The pool of Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group I, including any Qualified Replacement Mortgages delivered in replacement thereof.

                  "Group I Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 2.25% and (y) the Group I Original
Aggregate Loan Balance.

                  "Group I Available Funds": As defined in Section 7.3(a)(i) hereof.

                  "Group I  Available  Funds  Shortfall":  As defined in Section
7.5(d)(ii)(A).

                  "Group I Initial Specified Subordinated Amount": $105,000.00.

                  "Group  I  Insured  Payment":  As  defined  in the  Class  A-1
Certificate Insurance Policy.

                  "Group I Interest  Remittance  Amount":  As of any  Remittance
Date, the sum, without duplication, of (i) all scheduled interest collected by the Servicer during the related Due Period, with respect to the Mortgage Loans in Group I, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to Group I and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to Group I.

                  "Group I  Monthly  Remittance  Amount":  As of any  Remittance
Date, the sum of (i) the Group I Interest  Remittance Amount for such Remittance
Date and (ii) the Group I Principal Remittance Amount for such Remittance Date.

                  "Group I Original Aggregate Loan Balance":  The aggregate Loan
Balances of all Mortgage Loans in Group I as of the Cut-Off Date, i.e., $20,541,764.16.

                  "Group I  Preference  Amount":  As  defined  in the  Class A-1
Certificate Insurance Policy.

                  "Group I Premium Amount": As to any Payment Date beginning with the third Payment Date, the product of (x) .0125% and (y) the Class A-1
Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Class A-1
Certificates on such Payment Date).

                  "Group I Principal  Distribution  Amount": With respect to the
Class A-1 Certificates for any Payment Date, the lesser of:


                                        7

         (x)      the  Group I Total  Available  Funds  plus any Group I Insured
                  Payment minus the Class A-1 Current  Interest for such Payment
                  Date; and

         (y)      the excess, if any, of (i) the sum, without duplication of:

                          (a)   the Class A-1 Carry-Forward Amount,

                          (b)   the principal  portion of all scheduled  monthly
                                payments on the Mortgage Loans in Group I due on
                                or prior to the  related  Due  Date  during  the
                                related  Due  Period,  to  the  extent  actually
                                received  by  the  Trustee  on or  prior  to the
                                related   Remittance   Date  or  to  the  extent
                                advanced  by the  Servicer  on or  prior  to the
                                related Remittance Date and any Prepayments made
                                by the respective  Mortgagors during the related
                                Remittance Period,

                          (c)   the Loan Balance of each  Mortgage Loan in Group
                                I that either was repurchased by the Company or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Remittance Date,

                          (d)   any  Substitution   Amounts   delivered  by  the
                                Company  or  an   Originator   on  the   related
                                Remittance    Date   in   connection    with   a
                                substitution  of a Mortgage  Loan in Group I (to
                                the extent such  Substitution  Amounts relate to
                                principal),  to  the  extent  such  Substitution
                                Amounts are actually  received by the Trustee on
                                or prior to the related Remittance Date,

                          (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage
                                Loans in Group I during the  related  Remittance
                                Period  (to  the  extent  such  Net  Liquidation
                                Proceeds relate to principal) to the extent actually received by the Trustee on or prior to the related Remittance Date,

                          (f) the amount of any Group I Subordination Deficit for such Payment Date,

                          (g) the proceeds received by the Trustee of any termination as set forth in Article IX hereof of Group I (to the extent such proceeds related to principal), and

                          (h) the amount of any Subordination Increase Amount with respect to Group I for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

               over

               (ii) the amount of any Subordination Reduction Amount with respect to Group I for such Payment Date.

                                       8

                  "Group I Principal  Remittance  Amount":  As of any Remittance
Date, the sum, without duplication, of (i) the scheduled principal actually collected by the Servicer with respect to Mortgage Loans in Group I during the related Due Period, (ii) Prepayments collected in the related Remittance Period,
(iii) the Loan Balance of each such Mortgage Loan in Group I that either was repurchased by an Originator or by the Company or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Company in connection with a substitution of a Mortgage Loan in Group I, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group
I during the related Due Period (to the extent such Liquidation Proceeds related to principal) and (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group I.

                  "Group I Projected  Net Monthly  Excess  Cashflow":  As of any
date of  calculation,  Net  Monthly  Excess  Cashflow  relating  to  Group I, as
calculated   pursuant  to  Section   7.5(d)(iii)  hereof  on  the  Payment  Date
immediately preceding such date of calculation.

                  "Group I Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group I Insured Payments previously received by the Trustee and all Group I Preference Amounts previously paid to the Trustee by the Certificate Insurer and in each case not previously repaid to the Certificate
Insurer pursuant to Section  7.5(d)(ii)(C) or Section  7.5(d)(ii)(D) hereof plus
(ii) interest accrued on each such Group I Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group I Insured Payment to, but not including, such Payment Date and
(y)(i) any amounts then due and owing to the Certificate Insurer relating to Group I under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the
Company of the amount of any Group I Reimbursement Amount.

                  "Group I Servicing  Fee":  With  respect to Group I, as to any
Payment Date beginning with the second Payment Date, the product of (x) one-twelfth of 1.00% and (y) the aggregate Loan Balances of the Mortgage Loans in Group I as of the opening of business on the first day of the related
Remittance Period less any Curtailments collected during such Remittance Period.
Such Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group I Specified Subordinated Amount": Means the sum of:

                  (a)  for  any  Payment  Date   occurring   during  the  period
         commencing  on the  Startup Day and ending on the later of (i) the date upon  which  principal  equal  to  one-half  of the  Group  I  Original
         Aggregate Loan Balance has been received and (ii) the 30th Payment Date following  the  Startup  Day,  the greater of (A) the Group I Amortized
         Subordinated Amount Requirement and (B) two (2) times the excess of (x)
         one-half of the aggregate  Loan Balances of all Mortgage Loans in Group
         I which are 91 or more days Delinquent  (including REO Properties) over
         (y) five times the Group I Projected Net Monthly Excess  Cashflow as of
         such Payment Date; and

                  (b) for any Payment Date occurring after the end of the period in clause (a) above,  the greatest of (i) the lesser of (A) the Group I
         Amortized  Subordinated  Amount  Requirement  and (B) two (2) times the
         Group  I  Amortized   Subordinated   Amount  Requirement  stated  as  a
         percentage of the aggregate Original  Certificate  Principal Balance of the Class A-1  Certificates  times the  current  Class A-1  Certificate
         Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate  Loan Balances of all Mortgage  Loans in Group I which are 91 or more days

                                        9

         Delinquent  (including REO Properties) over (B) three times the Group I
         Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.50% of the Group I Original Aggregate Loan
         Balance; provided, however, notwithstanding the above, in the event that any Group I Insured Payment or Group II Insured Payment is made by the Certificate Insurer, the amount described in this clause (b) shall remain equal to the Group I Amortized Subordinated Amount Requirement.


                  "Group I Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the aggregate Loan Balances (minus the aggregate principal components of unreimbursed Delinquency Advances) of the Mortgage Loans in Group I as of the close of business on the last day of the related Remittance
Period and (y) the Class A-1  Certificate  Principal  Balance as of such Payment
Date (after taking into account the payment of the Class A-1 Distribution Amount
(except for any portion thereof  related to an Insured  Payment) on such Payment
Date).

                  "Group I Subordination Deficit": With respect to Group I and any Payment Date, the amount, if any, by which (x) the aggregate Class A-1
Certificate Principal Balance, after taking into account the payment of the Group I Principal Remittance Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Class A-1 Certificate Insurance
Policy),  exceeds (y) the aggregate Loan Balances of the Mortgage Loans in Group
I as of the  close  of  business  on the  last day of the  related  Due  Period;
provided that for the purpose of calculating Loan Balances to determine if a Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances shall be deducted from the related actual
Loan Balances.

                  "Group I Total Available Funds": As defined in Section 7.3(a) hereof.

                  "Group I Total  Available  Funds  Shortfall":  As  defined  in
Section 7.3(b) hereof.

                  "Group I Total Monthly Excess Spread": With respect to Group I and any Payment Date, the difference between (i) the interest which is collected on the Mortgage Loans in Group I during the related Remittance Period, less the Group I Servicing Fee plus any Delinquency Advances and Compensating Interest paid by the Servicer with respect to Group I for such Remittance Period and (ii) the sum of (x) the interest due on the Class A-1 Certificates on such Payment
Date and (y) the Group I Premium Amount and the Group I Trustee Fee, if any, for such Payment Date.

                  "Group I Trustee Fee": The amount payable monthly to the Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of 0.025% and (y) the aggregate Loan Balance of the Mortgage Loans in Group I as of the opening of business on the first day of the preceding
Remittance Period.

                  "Group II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Qualified Replacement Mortgages delivered in replacement thereof.

                  "Group II Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 2.2% and (y) the Group II Original
Aggregate Loan Balance.

                  "Group II Available Funds": As defined in Section 7.3(a)(ii) hereof.

                                       10

                  "Group II Available Funds Cap": As of any Payment Date, the weighted average of the Coupon Rates on the Mortgage Loans in Group II less the sum of (a) the rates of which (i) the Group II Servicing Fee, (ii) the Group II
Trustee Fee, (iii)  beginning on the seventh  Payment Date, the Group II Premium
Amount are determined and (b) beginning on the seventh Payment Date, 0.50% per annum expressed as a percentage of the Mortgage Loans in Group II.

                  "Group II Available  Funds  Shortfall":  As defined in Section
7.5(d)(ii)(A).

                  "Group II Initial Specified Subordinated Amount":  $0.00.


                  "Group II Insured Payment": The Group II Insured Payment shall have the meaning set forth in the Class A-2 Certificate Insurance Policy.

                  "Group II Interest  Remittance  Amount":  As of any Remittance
Date, the sum, without duplication, of (i) all scheduled interest collected by the Servicer during the related Due Period with respect to the Mortgage Loans in Group II, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to Group II, and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to Group II.

                  "Group II Monthly  Remittance  Amount":  As of any  Remittance
Date, the sum of (i) the Group II Interest Remittance Amount for such Remittance
Date and (ii) the Group II Principal Remittance Amount for such Remittance Date.

                  "Group II Original Aggregate Loan Balance": The aggregate Loan
Balances of all Mortgage Loans in Group II as of the Cut-Off Date, i.e., $31,878,145.23.

                  "Group II  Preference  Amount":  As  defined  in the Class A-2
Certificate Insurance Policy.

                  "Group II Premium Amount": As to any Payment Date on or after the seventh Payment Date, the product of (x) .0125% and (y) the Class A-2
Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of Class A-2
Certificates on such Payment Date).

                  "Group II Principal  Distribution Amount": With respect to the
Class A-2 Certificates for any Payment Date, the lesser of:

         (x)      the Group II Total  Available  Funds plus any Group II Insured
                  Payment minus the Class A-2 Current  Interest for such Payment
                  Date; and

         (y)      the excess, if any, of (i) the sum, without any duplication of:

                           (a)           the Class A-2 Carry-Forward Amount,

                           (b)           the principal  portion of all scheduled
                                         monthly  payments on the Mortgage Loans
                                         in  Group  II  due on or  prior  to the
                                         related Due Date during the related Due
                                         Period, to the extent actually received
                                         by  the  Trustee  on or  prior  to  the
                                         related   Remittance  Date  or  to  the
                                         extent  advanced by the  Servicer on or
                                         prior to the  related  Remittance  Date
                                         and   any   Prepayments   made  by  the
                                         respective    Mortgagors   during   the
                                         related Remittance Period,

                                       11

                           (c)           the Loan Balance of each  Mortgage Loan
                                         in Group II that either was repurchased
                                         by  the  Company  or an  Originator  or
                                         purchased   by  the   Servicer  on  the
                                         related  Remittance Date, to the extent
                                         such Loan Balance is actually  received
                                         by  the  Trustee,  on or  prior  to the
                                         related Remittance date,

                           (d)           any Substitution  Amounts  delivered by
                                         the  Company  or an  Originator  on the
                                         related  Remittance  Date in connection
                                         with a substitution  of a Mortgage Loan
                                         in  Group  II  (to  the   extent   such
                                         Substitution    Amounts    relate    to
                                         principal),    to   the   extent   such
                                         Substitution   Amounts   are   actually
                                         received by the Trustee, on or prior to
                                         the related Remittance date,

                           (e)           all Net Liquidation  Proceeds  actually
                                         collected by the Servicer  with respect
                                         to  the  Mortgage  Loans  in  Group  II
                                         during the  related  Remittance  Period
                                         (to the  extent  such  Net  Liquidation
                                         Proceeds  relate to  principal)  to the
                                         extent   actually   received   by   the
                                         Trustee,  on or  prior  to the  related
                                         Remittance date,

                           (f)           the    amount    of   any    Group   II
                                         Subordination  Deficit for such Payment
                                         Date,

                           (g)           the proceeds received by the Trustee of
                                         any termination as set forth in Article
                                         IX  hereto  of Group II (to the  extent
                                         such  proceeds  related to  principal),
                                         and

                           (h)           the   amount   of   any   Subordination
                                         Increase  Amount with  respect to Group
                                         II for such Payment Date, to the extent
                                         of  any  Net  Monthly  Excess  Cashflow
                                         available for such purpose;

                  over

                  (ii)                   the   amount   of   any   Subordination
                                         Reduction  Amount with respect to Group
                                         II for such Payment Date.

                  "Group II Principal  Remittance  Amount": As of any Remittance
Date, the sum, without duplication, of (i) the scheduled principal actually collected by the Servicer with respect to Mortgage Loans in Group II during the related Due Period, (ii) the Prepayments collected in the related Remittance
Period, (iii) the Loan Balance of each such Mortgage Loan in Group II that either was repurchased by an Originator or by the Company or purchased by the Servicer on such Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Company in connection with a substitution of a Mortgage Loan in Group II, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group
II during  the  related  Due Period (to the  extent  such  Liquidation  Proceeds

                                       12

related to principal) and (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group II.

                  "Group II Projected Net Monthly  Excess  Cashflow":  As of any
date of  calculation,  Net  Monthly  Excess  Cashflow  relating  to Group II, as
calculated   pursuant  to  Section   7.5(d)(iii)  hereof  on  the  Payment  Date
immediately preceding such date of calculation.

                  "Group II Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group II Insured Payments previously received by the Trustee and all Group II Preference Amounts previously paid to the Trustee by the Certificate Insurer and in each case not previously repaid to the Certificate
Insurer pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof plus (ii) interest accrued on each such Group II Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group II Insured Payment to, but not including, such Payment Date and
(y)(i) any amounts then due and owing to the Certificate Insurer relating to Group II under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the
Company of the amount of any Group II Reimbursement Amount.

                  "Group II Servicing  Fee": With respect to Group II, as to any
Payment Date, the product of (x) one-twelfth of 0.50% and (y) the aggregate Loan
Balances of the Mortgage Loans in Group II as of the opening of business on the first day of the related Remittance Period less any Curtailments collected during such Remittance Period; provided, however, that in the event that, as of any of the first twelve Payment Dates, (i) the sum of (x) Class A-2 Pass-Through
Rate applicable to such Payment Date and (y) the annualized rate at which the Group II Servicing Fee would otherwise be calculated exceeds (ii) the weighted average Coupon Rate of the Mortgage Loans in Group II for the related Remittance
Period, then the Group II Servicing Fee for such Payment Date shall be reduced by an amount equal to the product of (a) one-twelfth of such excess (not to exceed 10 basis points on a per annum basis) and (b) the aggregate Loan Balance of the Mortgage Loans in Group II as of the opening of business of the first day of such Remittance Period. Such Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group II Specified Subordinated Amount": means:

                  (a)  for  any  Payment  Date   occurring   during  the  period
         commencing  on the  Startup Day and ending on the later of (i) the date upon  which  principal  equal to  one-half  of the  Group  II  Original
         Aggregate Loan Balance has been received and (ii) the 30th Payment Date following  the Startup  Day,  the greater of (A) the Group II Amortized
         Subordinated  Amount  Requirement  and (B) two times the  excess of (x)
         one-half of the aggregate  Loan Balances of all Mortgage Loans in Group
         II which are 91 or more days Delinquent (including REO Properties) over
         (y) five times the Group II Projected Net Monthly Excess Cashflow as of
         such Payment Date; and

                  (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Group II
         Amortized  Subordinated  Amount  Requirement  and (B) two (2) times the
         Group  II  Amortized   Subordinated  Amount  Requirement  stated  as  a
         percentage of the Original  Certificate  Principal Balance of the Class
         A-2  Certificates  times the current  Class A-2  Certificate  Principal
         Balance,  (ii) two (2) time the excess of (A) one-half of the aggregate
         Loan  Balances of all  Mortgage  Loans in Group II which are 91 or more days  Delinquent  (including REO  Properties)  over (B) three times the
         Group II Projected Net Monthly Excess  Cashflow as of such Payment Date and (iii) an amount  equal to 0.50% of the Group II Original  Aggregate
         Loan Balance;  provided,  however,  notwithstanding  the above,  in the event

                                       13

         that any Group I Insured Payment or Group II Insured Payment is made by the Certificate Insurer, the Group II Specified Subordinated Amount shall remain equal to the Group II Amortized Subordinated Amount
         Requirement.

                  "Group II  Subordinated  Amount":  As of any Payment Date, the
difference, if any, between (x) the aggregate Loan Balances (minus the aggregate principal components of unreimbursed Delinquency Advances) of the Mortgage Loans in  Group  II as of the  close  of  business  on  the  last  day of the  related
Remittance Period and (y) the Class A-2 Certificate Principal Balance as of such
Payment  Date  (after   taking  into  account  the  payment  of  the  Class  A-2
Distribution  Amount  (except  for any  portion  thereof  related  to an Insured
Payment) on such Payment Date).

                  "Group II Subordination Deficit": With respect to Group II and any Payment Date, the amount, if any, by which (x) the aggregate Class A-2
Certificate Principal Balance, after taking into account the payment of the Group II Principal Remittance Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Class A-2 Certificate Insurance
Policy),  exceeds (y) the aggregate Loan Balances of the Mortgage Loans in Group
II as of the  close  of  business  on the last day of the  related  Due  Period;
provided that for the purpose of calculating Loan Balances to determine if a Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances shall be deducted from the related actual
Loan Balances.

                  "Group  II Total  Available  Funds":  As  defined  in  Section
7.3(a)(ii) hereof.

                  "Group II Total  Available  Funds  Shortfall":  As  defined in
Section 7.3(b) hereof.

                  "Group II Total Monthly Excess Spread":  With respect to Group
II and any Payment Date, the difference between (i) the interest which is collected on the Mortgage Loans in Group II during the related Remittance
Period,  less the Group II  Servicing  Fee for such  Remittance  Period plus any
Delinquency Advances and Compensating Interest paid by the Servicer with respect to Group II for such Remittance Period and (ii) the sum of (x) the interest due on the Class A-2 Certificates on such Payment Date, (y) the Group II Premium
Amount, and the Group II Trustee Fee, if any, for such Payment Date and (z) the difference between (A) one month's interest on the Class A-2 Certificates, calculated at the Group II Available Funds Cap and (B) the amount of any Available Funds Cap Carry-Forward Amount for such Payment Date.

                  "Group II Trustee Fee": The amount payable monthly to the Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of 0.025% and (y) the aggregate Loan Balance of the Mortgage Loan in Group II as of the opening of business on the first day of the related
Remittance Period.

                  "Highest Lawful Rate": As defined in Section 11.13.

                  "Indemnification Agreement": The Indemnification Agreement dated as of March 1, 1996, among the Certificate Insurer, the Depositor and the Underwriter.

                  "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

                  "Initial Certification": The initial certification in the form set forth as Exhibit E hereto and delivered by the Trustee to the Company on the Startup Day pursuant to Section 3.6 hereof.

                                       14

                  "Initial  Premiums":   The  initial  premium  (covering  three
months) for Group I and the initial premium (covering seven months) for Group II payable  by the  Company  on behalf of the Trust to the  Certificate  Insurer in consideration  of the  delivery  to  the  Trustee  of  each  of the  Certificate
Insurance Policies.

                  "Insurance  Agreement":  The Insurance  Agreement  dated as of
March 1, 1996, among the Company, the Servicer, the Depositor, the Trustee and the Certificate Insurer, as it may be amended from time to time.

                  "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

                  "Insured Payment": With respect to either Group I or Group II and as to any Payment Date, the sum of (i) the excess, if any, of (a) the sum of the related Current Interest and the then existing Subordination Deficit, if any, over (b) the related Total Available Funds (after applying the cross collateralization provisions of Section 7.5(d)(ii)(A) and (B) hereof, after deduction for the related Premium Amount and the related Trustee Fee and after taking into account the portion of the related Principal Distribution Amount to be actually distributed on such Payment Date without regard to any related
Insured Payment to be made with respect to such Payment Date), plus (ii) the related Preference Amount.

                  "Interest  Accrual  Period":  With  respect  to the  Class A-1
Certificates and any Payment Date, the calendar month immediately preceding such Payment Date. A "Calendar Month" shall be deemed to be 30 days. With respect to the Class A-2 Certificates and any Payment Date, the period commencing on the immediately preceding Payment Date (or in the case of the first Payment Date, the Startup Day) and ending on the day immediately preceding the current Payment
Date. All calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and in a year of 360 days.

                  "Interest  Determination  Date":  With respect to any Interest
Accrual Period for the Class A-2 Certificates, the second London Business Day preceding such Interest Accrual Period.

                  "Late Payment Rate": For any Payment Date, the rate of interest, as it is publicly announced by State Street Bank and Trust Company, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by State Street Bank and Trust Company, N.A.) plus 3%. The Late
Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

                  "Latest Termination Date": The later to occur of (i) the Class
A-1 Certificate  Termination Date and (ii) the Class A-2 Certificate Termination
Date.

                  "LIBOR": With respect to any Interest Accrual Period for the Class A-2 Certificates, the rate determined by the Trustee on the related
Interest  Determination  Date on the basis of the offered rates of the Reference
Banks for one-month U.S.  dollar  deposits,  as such rates appear on the Reuters
Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest  Determination
Date.  On each

                                       15

Interest Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

         (i)      If on such Interest  Determination  Date two or more Reference
                  Banks provide such offered  quotations,  LIBOR for the related
                  Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

         (ii)     If  on  such  Interest   Determination  Date  fewer  than  two
                  Reference Banks provide such offered quotations, LIBOR for the related  Interest  Accrual  Period  shall be the higher of (i)
                  LIBOR as  determined  on the previous  Interest  Determination
                  Date and (ii) the Reserve Interest Rate.

                  "Liquidated  Loan": As defined in Section  8.13(b)  hereof.  A
Mortgage Loan which is purchased  from the Trust pursuant to Section 3.4, 3.6 or
8.10 hereof is not a "Liquidated Loan".

                  "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Sections
8.9(c) and 8.13 with respect to the related Mortgage Loan.

                  "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

                  "Loan Balance": With respect to each Mortgage Loan, the outstanding principal balance thereof on the Cut-Off Date less any related
Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittance Amounts that were transferred by the Servicer or any Sub-Servicer to the Trustee for deposit in the related Certificate Account;
provided, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated
Loan, and at all times thereafter; and further provided that for purposes of calculating the Specified Subordinated Amount, Loan Balance shall not include any principal relating to a Delinquency Advance.

                  "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.4, 3.6 or
8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the Coupon Rate less the Servicing Fee (expressed as an annual percentage rate), if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) all Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage
Loan.

                  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                                       16

                  "Master  Transfer  Agreement":  Any one of the  Mortgage  Loan
Master Transfer Agreements and related Conveyance Agreements among the Company and one or more Originators.

                  "Monthly Exception Report": The monthly report delivered by the Servicer to the Trustee on each Determination Date, commencing with the Determination Date in April, 1996, pursuant to Section 8.8(d)(ii), which shall be on computer tape and printout. Each Monthly Exception Report shall cover the immediately preceding Remittance Period and shall consist of (i) a computer generated activity report of the Mortgage Loans setting forth the Scheduled
Balance of Mortgage Loans as of the first day of the related  Remittance Period.
Scheduled Payments due, Prepayments, Liquidated Loan balances, and the resulting
Scheduled  Balance  of the  Mortgage  Loans as of the  last  day of the  related
Remittance period and (ii) separate computer generated reports in computer format of (a) payoffs and curtailments, such reports to provide the payment details for each Mortgage Loan covering the immediately preceding Remittance
Period and any  Prepayments  not  previously  reported  from a prior  Remittance
Period, and (b) prepayments and delinquencies, such reports to reflect the current status of each Mortgage Loan with payment details as of the last day of the related Remittance Period.

                  "Monthly  Remittance  Amount":  With  respect  to Group I, the
Group I Monthly  Remittance  Amount  and with  respect to Group II, the Group II
Monthly Remittance Amount. The sum of the Group I Monthly Remittance Amount and the Group II Monthly Remittance Amount shall equal the "Total Available Funds".

                  "Monthly Servicing Report":  As defined in Section 8.26.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

                  "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 3.5(a) and Section 3.8 hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedules of Mortgage Loans. The term "Mortgage Loan" includes the terms "First
Mortgage Loan" and "Second Mortgage Loan." The term "Mortgage Loan" includes any
Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Company, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

                  "Mortgage Loan Group": Either Group I or Group II. References herein to the related Class of Class A Certificates, when used with respect to a Mortgage Loan Group, shall mean (A) in the case of Group I, the Class A-1
Certificates and (B) in the case of Group II, the Class A-2 Certificates.

                  "Mortgagor":  The obligor on a Note.

                  "Net  Liquidation  Proceeds":   As  to  any  Liquidated  Loan,
Liquidation  Proceeds  net of,  without  duplication,  Liquidation  Expenses and unreimbursed Servicing Advances,  unreimbursed  Delinquency Advances and accrued and unpaid  Servicing  Fees  through  the date of  liquidation  relating to

                                       17

such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

                  "Net  Monthly   Excess   Cashflow":   As  defined  in  Section
7.5(d)(iii) hereof.

                  "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Officer's   Certificate":   A   certificate   signed  by  any
Authorized  Officer of any Person  delivering such  certificate and delivered to the Trustee.

                  "Operative  Documents":   Collectively,  this  Agreement,  the
Master Transfer  Agreements,  the Certificate  Insurance Policies,  the Purchase
Agreement, the Certificates, the Insurance Agreement, the Underwriting Agreement
and the Indemnification Agreement.

                  "Original Aggregate Loan Balance": The aggregate Loan Balances of the Mortgage Loans as of the Cut-Off Date, i.e., $52,419,909.39.

                  "Original  Certificate  Principal Balance":  As of the Startup
Day and as to each  Class  of Class A  Certificates,  the  original  Certificate
Principal Balances thereof, as follows:

         Class A-1 Certificates                               $20,541,000.
         Class A-2 Certificates                               $31,878,000.

                  The Class R Certificates  do not have an Original  Certificate
Principal Balance.

                  "Original Principal Amount": With respect to each Note, the principal amount of such Note or the mortgage note relating to a Senior Lien, as the case may be, on the date of origination thereof.

                  "Originator": The Company and any entity from which the Company acquires Mortgage Loans.

                  "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                      (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                      (ii)  Certificates or portions  thereof for which full and final  payment  money in the  necessary  amount  has  been  theretofore
         deposited   with  the   Trustee   in  trust  for  the  Owners  of  such
         Certificates;

                      (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

                      (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.5 hereof.

                                       18

                      (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificates have been returned to the Trustee.

                  "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.6.

                  "Paid-in-Full  Mortgage  Loan":  With  respect to any  Payment
Date, a Mortgage Loan which has been paid in full during the related  Remittance
Period.

                  "Pass-Through  Rate":  As to the Class A-1  Certificates,  the
Class A-1 Pass-Through Rate and as to the Class A-2 Certificates,  the Class A-2
Pass-Through Rate.

                  "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 20th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Startup Day.

                  "Percentage Interest": As to any Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate
Principal Balance set forth on such Certificate as of the Cut-Off Date and the denominator of which is the Original Certificate Principal Balance of all Class
A  Certificates  of the same Class as of the Cut-Off Date; and as to any Class R
Certificate, that Percentage Interest set forth on such Class R Certificate.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Cumulative Expected Losses": With respect to any period, the sum of (i) all Realized Losses with respect to the Mortgage Loans experienced during such period and (ii) the product of (A) 0.43 and (B) with respect to any date of determination, the sum of (x) 25% of the Loan Balances of all Mortgage Loans which are greater than 31 days Delinquent and less than 61 days Delinquent, (y) 50% of the Loan Balances of all Mortgage Loans which are greater than 61 days Delinquent and less than 91 days Delinquent, and (z) 100% of the Loan Balances of all Mortgage Loans which are greater than 91 days
Delinquent (including REO Properties).

                  "Pool Cumulative Realized Losses": With respect to any period, the sum of all Realized Losses with respect to the Mortgage Loans experienced during such period.

                  "Pool  Delinquency  Rate":  With  respect  to  any  Remittance
Period, the fraction, expressed as a percentage, equal to (x) the aggregate principal balances of all Mortgage Loans 91 or more days Delinquent (including foreclosures and REO Properties) as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance as of the close of business on the last day of such Remittance Period.

                  "Pool Principal Balance": The aggregate principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

                  "Pool Rolling Three Month Delinquency Rate": As of any Payment
Date, the fraction,  expressed as a percentage, equal to the average of the Pool
Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

                                       19

                  "Preference Amount": Any of the Group I Preference Amount or the Group II Preference Amount.

                  "Premium Amount": As to any Payment Date beginning on the third Payment Date, the Group I Premium Amount and the Group II Premium Amount.

                  "Premium Percentage":  As defined in the Insurance Agreement.

                  "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

                  "Prepayment":  A Curtailment or a Paid-in-Full Mortgage Loan.

                  "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

                  "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer pursuant to Section 8.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

                  "Principal  Remittance  Amount":  As  applicable,  the Group I
Principal Remittance Amount or the Group II Principal Remittance Amount.

                  "Prohibited Transaction": The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Property":  The underlying property securing a Mortgage Loan.

                  "Prospectus":  The  Prudential  Securities  Secured  Financing
Corporation Prospectus dated August 4, 1995.

                  "Prospectus  Supplement":  The First  Alliance  Mortgage  Loan
Trust 1996-1 Prospectus Supplement dated March 28, 1996 to the Prospectus.

                  "Purchase Agreement": The Unaffiliated Seller's Agreement, dated as of the date hereof, between the Company and the Depositor relating to the sale of the Mortgage Loans from the Company to the Depositor.

                  "Qualified Liquidation": The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Trust Estate.

                  "Qualified Mortgage": The meaning set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Mortgage Loan Groups.

                                       20

                  "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.4 or 3.6 hereof, which (i) bears a fixed rate of interest if the Mortgage Loan to be substituted for is in Group I or bears a variable rate of interest if the Mortgage Loan to be substituted for is in Group
II, (ii) has a Coupon  Rate at least  equal to the Coupon  Rate of the  Mortgage
Loan being replaced (which, in the case of a Mortgage Loan in Group II, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the Originators' credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than June 1, 2026 for Group I and June 1, 2026 for Group II, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off
Date, no higher than the Combined  Loan-to-Value  Ratio of the replaced Mortgage
Loan at such  time,  (vii)  has a Loan  Balance  as of the  related  Replacement
Cut-Off  Date equal to or less than the Loan  Balance of the  replaced  Mortgage
Loan as of such Replacement Cut-Off Date, (viii) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Company delivered to the Trustee and the Certificate Insurer prior to any such substitution, (ix) is of the same lien status or better lien status and (x) a valid fixed rate Mortgage Loan, if the Mortgage Loan to be substituted for is in Group I, and is a valid variable rate Loan, if the Mortgage Loan to be substituted for is in Group II. In the event that one or more mortgage loans are proposed to be substituted for one or more mortgage loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clauses (vi) and
(viii) hereof must be satisfied as to each Qualified Replacement Mortgage.

                  "Rating Agencies": Moody's and Standard & Poor's or any successors thereto.

                  "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

                  "Record  Date":  With respect to each Payment  Date,  the last
Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

                  "Reference Banks": Bankers Trust Company,  Barclay's Bank PLC,
The Bank of Tokyo and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Company or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination
Date and (iv) which have been designated as such by the Trustee.

                  "Register":   The  register   maintained  by  the  Trustee  in
accordance  with  Section 5.4  hereof,  in which the names of the Owners are set forth.

                  "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

                                       21

                  "Registration Statement": The Registration Statement filed by the Depositor with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus constituting a part thereof.

                  "Reimbursement  Amount":  A Group I Reimbursement  Amount or a
Group II Reimbursement Amount.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections
860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Principal and Interest Account to the Trustee, which shall be the day prior to the related Payment Date , or if such day is not a Business Day, the next preceding Business Day, commencing one day prior to the first Payment Date.

                  "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

                  "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement  Cut-Off  Date":  With  respect to any  Qualified
Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

                  "Representation  Letter":  Letters to, or agreements with, the
Depository  to  effectuate  a book  entry  system  with  respect  to the Class A
Certificates   registered  in  the  Register  under  the  nominee  name  of  the
Depository.

                  "Request for Release": The request for release in the form set forth as Exhibit K hereto.

                  "Reserve   Interest  Rate":   With  respect  to  any  Interest
Determination  Date, the rate per annum that the Trustee determines to be either
(i) the  arithmetic  mean  (rounded  upwards if necessary  to the nearest  whole multiple of 1/16%) of the  one-month  U.S.  dollar  lending rates which New York
City  banks  selected  by the  Trustee  are  quoting  on the  relevant  Interest
Determination  Date to the  principal  London  offices of  leading  banks in the
London  interbank  market or (ii) in the event that the Trustee can determine no such  arithmetic  mean, the lowest  one-month U.S. dollar lending rate which New
York  City  banks   selected  by  the  Trustee  are  quoting  on  such  Interest
Determination Date to leading European banks.

                  "Residual Net Monthly  Excess  Cashflow":  With respect to any
Payment Date, the aggregate Net Monthly Excess Cashflow, if any, remaining with respect to each of the Mortgage Loan Groups after the making of all applications described in Section 7.5(d)(iii) hereof.

                                       22

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

                  "Schedules  of  Mortgage  Loans":  The  Schedules  of Mortgage
Loans, separated by Mortgage Loan Group, with respect to the Mortgage Loans listing each Mortgage Loan in the related Group to be conveyed on the Startup
Day. Such  Schedules of Mortgage  Loans shall identify each Mortgage Loan by the
Servicer's loan number and address (including the state) of the Property and shall set forth as to each Mortgage Loan the lien status, the Combined
Loan-to-Value Ratio, the Loan Balance as of the Cut-Off Date, the Coupon Rate thereof (or, with respect to Mortgage Loans in Group II, the index, the margin) the current scheduled monthly payment of principal and interest and the maturity of the related Note, the property type, occupancy status, Appraised Value and the Originator of the Mortgage Loan, all as delivered to the Trustee in physical and computer readable form and delivered to the Certificate Insurer in physical form.

                  "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Property.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

                  "Servicer": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

                  "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

                  "Servicing Advance":  As defined in Section 8.9(c) and Section
8.13 hereof.

                  "Servicing  Certificate":   A  certificate  completed  by  and
executed by an Authorized  Officer of the Trustee as attached hereto in the form of Exhibit J.

                  "Six Month LIBOR Loans": Mortgage Loans whose interest rates adjust semi-annually based on the London interbank offered rate for six-month
United States Dollar  deposits in the London Market and as published in The Wall
Street Journal.

                  "Specified  Subordinated  Amount": As applicable,  the Group I
Specified Subordinated Amount or the Group II Specified Subordinated Amount.

                  "Standard  &  Poor's":  Standard & Poor's,  a Division  of The
McGraw-Hill Companies.

                  "Startup Day":  March 29, 1996.

                  "Subordinated Amount": As applicable, the Group I Subordinated
Amount or the Group II Subordinated Amount.

                                       23

                  "Subordination   Deficiency  Amount":   With  respect  to  any
Mortgage Loan Group and Payment Date, the  difference,  if any,  between (i) the
Specified Subordinated Amount applicable to such Mortgage Loan Group and Payment
Date and (ii) the Subordinated Amount applicable to such Mortgage Loan Group and
Payment   Date  prior  to  taking  into  account  the  payment  of  any  related
Subordination Increase Amounts on such Payment Date.

                  "Subordination   Deficit":   As   applicable,   the   Group  I
Subordination Deficit or the Group II Subordination Deficit.

                  "Subordination  Increase Amount": With respect to any Mortgage
Loan Group and  Payment  Date,  the lesser of (i) the  Subordination  Deficiency
Amount as of such Payment Date (after taking into account the payment of the related Class A Distribution Amount on such Payment Date (except for any
Subordination  Increase  Amount)) and (ii) the  aggregate  amount of Net Monthly
Excess Cashflow to be allocated to such Mortgage Loan Group pursuant to Sections
7.5(d)(iii)(A) and 7.5(d)(iii)(B) on such Payment Date.

                  "Subordination Reduction Amount": With respect to any Mortgage
Loan Group and  Payment  Date,  an amount  equal to the lesser of (x) the Excess
Subordinated  Amount for such  Mortgage  Loan Group and Payment Date and (y) the
Principal Remittance Amount with respect to such Mortgage Loan Group for the related Remittance Period.

                  "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in
Section 8.3 hereof in respect of the qualification of a Sub-Servicer.

                  "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.3.

                  "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate net of the Servicing Fee of the Mortgage Loan being replaced.

                  "Tax  Matters  Person":   The  Tax  Matters  Person  appointed
pursuant to Section 11.17 ------------------ hereof.

                  "Termination Notice":  As defined in Section 9.3(b) hereof.

                  "Termination Price":  As defined in Section 9.2(a) hereof.

                  "Total  Available  Funds":  The  sum of the  Group  I  Monthly
Remittance Amount and the Group II Monthly Remittance Amount.

                  "Total  Monthly  Excess  Cashflow":   As  defined  in  Section
7.5(d)(ii) hereof.

                                       24

                  "Total Monthly  Excess  Spread":  As  applicable,  the Group I
Total Monthly Excess Spread or the Group II Total Monthly Excess Spread.

                  "Transaction  Documents":  Collectively  this  Agreement,  the
Insurance Agreement, the Underwriting Agreement, the Master Transfer Agreements,
any  Sub-Servicing  Agreement,  the  Indemnification   Agreement,  the  Purchase
Agreement, the Registration Statement and the Certificates.

                  "Trust": First Alliance Mortgage Loan Trust 1996-1, the trust created under this Agreement.

                  "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance
Policies relating to the Mortgage Loans and any rights of the Company under such Insurance Policies, (v) Net Liquidation Proceeds with respect to any Liquidated
Loan, (vi) the Certificate Insurance Policies, (vii) the rights of the Depositor against the Company under the Purchase Agreement and (viii) the rights of the Company against any Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above.

                  "Trustee": Bankers Trust Company of California, N.A. located on the date of execution of this Agreement at 3 Park Plaza, 16th Floor, Irvine, California 92714, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

                  "Trustee Fee": The fee payable monthly to the Trustee equal to the sum of the Group I Trustee Fee and the Group II Trustee Fee.

                  "Underwriter":  Prudential Securities Incorporated.

                  "Underwriting Agreement": The Underwriting Agreement dated as of March 28, 1996 between the Underwriter and the Depositor.

                  Section  1.2. Use of Words and  Phrases.  "Herein",  "hereby",
"hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in
Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                  Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                  Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity
(whether considered in a

                                       25

proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

                  Section 2.1. Establishment of the Trust. The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "First
Alliance Mortgage Loan Trust 1996-1".

                  Section 2.2. Office. The office of the Trust shall be in care of the Trustee, at 3 Park Plaza, 16th Floor, Irvine, California 92714 or at such other address as the Trustee may designate by notice to the Company, the Depositor, the Servicer, the Owners and the Certificate Insurer.

                  Section 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would result in the loss of REMIC status for the Trust.

                  Section 2.4. Appointment of the Trustee; Declaration of Trust.
The Company hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The
Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to
Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

                  Section 2.5. Expenses of Trustee. The expenses of the Trust, including (i) any portion of the Trustee Fee not paid pursuant to Section
7.5(d)(i) hereof, (ii) any reasonable expenses of the Trustee, and (iii) any other expenses of the Trust that have been reviewed by the Servicer, which review shall not be required in connection with the enforcement of a remedy by the Trustee resulting from a default under this Agreement, shall be paid directly by the Servicer. The Servicer shall pay directly the reasonable fees and expenses of counsel to the Trustee. The reasonable fees and expenses of the Trustee's counsel in connection with the review and delivery of this Agreement and related documentation shall be paid by the Servicer on the Startup Day.

                                       26

                  Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust and the subtrusts shall be transferred as set forth in Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

                  Section 2.7. Situs of the Trust. It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York. The Trust will be created and administered in, the State of New York.
The  Trust's  only  office  will be at the office of the Trustee as set forth in
Section 2.2 hereof.

                  Section 2.8. Miscellaneous REMIC Provisions. (a) The Trust shall elect to be treated as a REMIC under Section 860D of the Code, as described in Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of the election of the Trust to be treated as a REMIC.

                  (b) The Class A Certificates are hereby designated as "regular interests" in the REMIC and the Class R Certificates are hereby designated as the "residual interest" in the REMIC, as defined in Section 860G(a) of the Code.

                  (c) The Startup Day is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (d) The final scheduled Payment Date for any Class of Certificates is hereby set to be the Payment Date succeeding by one year the latest maturity date of any Mortgage Loan in the related Mortgage Loan Group, as follows:

                  Class                       Final Scheduled Payment Date

         Class A-1 Certificates               ____________, ______________

         Class A-2 Certificates               ____________, ______________

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                 OF THE DEPOSITOR, THE COMPANY AND THE SERVICER;
                  COVENANT OF COMPANY TO CONVEY MORTGAGE LOANS

                  Section 3.1A. Representations and Warranties of the Depositor.
The Depositor hereby represents, warrants and covenants to the Company, the Trustee, the Certificate Insurer and to the Owners as of the Startup Day that:

                  (a) The Depositor is a  corporation  duly  organized,  validly existing and in good  standing  under the laws of the State of Delaware and is in good standing as a foreign  corporation in each  jurisdiction in which the nature of its business,  or the properties owned or leased by it,  make  such  qualification  necessary.  The  Depositor  has  all requisite  corporate  power  and  authority  to  own  and  operate  its properties,  to carry out its  business as presently  conducted  and as
         proposed  to  be  conducted   and  to  enter  into  and  discharge  its
         obligations  under this Agreement and the other Operative  Documents to which it is a party.

                                       27

                  (b) The execution and delivery of this Agreement and the other
         Operative  Documents to which the Depositor is a party by the Depositor and its performance and compliance with the terms of this Agreement and of the other Operative  Documents to which it is a party have been duly authorized  by  all  necessary  corporate  action  on the  part  of the
         Depositor   and  will  not   violate   the   Depositor's   Articles  of
         Incorporation  or Bylaws or  constitute  a default (or an event  which, with  notice or lapse of time,  or both,  would  constitute  a default)
         under, or result in the breach of, any material contract,  agreement or other  instrument  to which  the  Depositor  is a party or by which the
         Depositor  is bound,  or violate  any  statute  or any  order,  rule or regulation of any court,  governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition
         (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

                  (e) No action,  suit,  proceeding or  investigation is pending or, to the best of the Depositor's  knowledge,  threatened  against the
         Depositor  which,   individually  or  in  the  aggregate,   might  have
         consequences  that would prohibit the Depositor from entering into this
         Agreement  or any other  Operative  Document  to which it is a party or that would materially and adversely affect the condition  (financial or otherwise) or  operations  of the Depositor or its  properties or might have  consequences  that  would  materially  and  adversely  affect the validity  or  enforceability  of  Mortgage  Loans  or  the  Depositor's performance  hereunder or under the other Operative  Documents to which it is a party.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1A shall survive delivery of the Mortgage
Loans to the Trustee.

                  Section 3.1B.  Representations  and Warranties of the Company.
The Company hereby represents, warrants and covenants to the Trustee, the Depositor the Certificate Insurer and to the Owners as of the Startup Day that:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Company has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                                       28

                  (b) The execution and delivery of this Agreement and the other
         Operative Documents to which the Company is a party by the Company and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company and will not violate the Company's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Company is a party or by which the Company is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Company is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Company, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity
         (whether considered in a proceeding or action in equity or at law).

                  (d) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency (other than any such order, regulation or demand relating to filings required to be made pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended), which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

                  (e) No action,  suit,  proceeding or  investigation is pending or, to the best of the  Company's  knowledge,  threatened  against  the
         Company  which,   individually   or  in  the   aggregate,   might  have
         consequences  that would  prohibit the Company from  entering into this
         Agreement  or any other  Operative  Document  to which it is a party or that would materially and adversely affect the condition  (financial or otherwise) or operations of the Company or its properties or might have consequences that would materially and adversely affect the validity or enforceability of Mortgage Loans or the Company's performance hereunder or under the other Operative Documents to which it is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Company or matters or activities for which the Company is responsible in accordance with the Operative Documents or which are attributed to the Company therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Company or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Company not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Company's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any

                                       29

         material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions,  approvals,  consents,  waivers,  exemptions, variances,  franchises,  orders,  permits,  authorizations,  rights and licenses required to be taken,  given or obtained,  as the case may be, by or from any federal, state or other governmental authority or agency
         (other  than  any  such  actions,   approvals,  etc.  under  any  state
         securities laws, real estate syndication or "Blue Sky" statutes,  as to which the Company makes no such  representation or warranty),  that are necessary or advisable in connection  with the purchase and sale of the
         Certificates  and the  execution  and  delivery  by the  Company of the
         Operative Documents to which it is a party, have been duly taken, given or  obtained,  as the case may be,  are in full force and effect on the date  hereof,  are not  subject to any pending  proceedings  or appeals
         (administrative,  judicial  or  otherwise)  and either the time  within which  any  appeal  therefrom  may be taken or  review  thereof  may be obtained  has  expired or no review  thereof  may be obtained or appeal therefrom  taken, and are adequate to authorize the consummation of the transactions  contemplated  by this  Agreement and the other  Operative
         Documents on the part of the Company and the performance by the Company of its obligations under this Agreement and such of the other Operative
         Documents to which it is a party.

                  (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Company.

                  (j) The Company received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans evidenced by the Certificates.

                  (k) The Company did not sell any interest in any Mortgage Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of its respective creditors.

                  (l) The Company is solvent and the Company will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust or the sale of the Certificates.

                  (m) On the Startup Day, the Trustee will have good title on behalf of the Trust to each Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien.

                  (n)  There  has  been  no  material   adverse  change  in  any
         information  submitted  by the  Company in  writing to the  Certificate
         Insurer.

                  (o) To the best knowledge of the Company, no event has occurred which would allow any purchaser of the Class A Certificates not to be required to purchase the Class A Certificates on the Startup
         Day.

                  (p) To the best knowledge of the Company, no document submitted by or on behalf of the Company to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                                       30

                  (q) To the best knowledge of the Company, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

                  (r) The Company is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Company or legal documents associated with the transaction contemplated in this Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1B shall survive delivery of the Mortgage
Loans to the Trustee.

                  Section 3.2.  Representations  and Warranties of the Servicer.
The Servicer hereby represents, warrants and covenants to the Trustee, the Depositor, the Certificate Insurer and to the Owners as of the Startup Day that:

                         (a)  The  Servicer  is a  corporation  duly  organized,
         validly  existing and in good  standing  under the laws of the State of
         California.  The Servicer is in compliance  with the laws of each state in which any  Property is located to the extent  necessary to enable it to perform  its  obligations  hereunder  and is in good  standing  as a foreign  corporation  in each  jurisdiction  in which the nature of its
         business,   or  the  properties  owned  or  leased  by  it,  make  such qualification necessary. The Servicer has all requisite corporate power and  authority  to own and  operate  its  properties,  to carry out its business as presently  conducted and as proposed to be conducted and to enter into and discharge its  obligations  under this Agreement and the other  Operative  Documents  to which it is a party.  The  Servicer has equity  of at least  $20,000,000,  as  determined  in  accordance  with generally accepted accounting principles.

                         (b) The execution and delivery of this Agreement by the
         Servicer  and its  performance  and  compliance  with the terms of this
         Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary  corporate  action on the part of
         the  Servicer  and  will  not  violate  the   Servicer's   Articles  of
         Incorporation  or Bylaws or  constitute  a default (or an event  which, with  notice or lapse of time,  or both,  would  constitute  a default)
         under, or result in the breach of, any material contract,  agreement or other  instrument  to which  the  Servicer  is a party or by which  the
         Servicer  is  bound  or  violate  any  statute  or any  order,  rule or regulation of any court,  governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                         (c) This Agreement and the other Operative Documents to
         which the Servicer is a party,  assuming due  authorization,  execution and delivery by the other parties hereto and thereto,  each constitutes a valid,  legal and binding  obligation  of the  Servicer,  enforceable against  it  in  accordance  with  the  terms  hereof,  except  as  the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization,  moratorium or other similar laws affecting  creditors'
         rights   generally  and  by  general   principles  of  equity  (whether
         considered in a proceeding or action in equity or at law).

                         (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency (other than any such order, regulation or demand relating to filings required to be made pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended), which might have

                                       31

         consequences  that would  materially and adversely affect the condition
         (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

                         (e) No action, suit, proceeding or investigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Mortgage Loans or the Servicer's performance hereunder or under the other Operative Documents to which the Servicer is a party.

                         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                         (g)  The   statements   contained  in  the   Prospectus
         Supplement  which  describe the Servicer or matters or  activities  for which the Servicer is  responsible  in  accordance  with the  Operative
         Documents or which are attributed to the Servicer  therein are true and correct in all material  respects,  and the Prospectus  Supplement does not contain any untrue statement of a material fact with respect to the
         Servicer or omit to state a material fact required to be stated therein or necessary to make the statements  contained  therein with respect to the Servicer not  misleading.  With respect to matters other than those referred to in the immediately  preceding sentence,  to the best of the
         Servicer's  knowledge and belief,  the Prospectus  Supplement  does not contain any untrue  statement  of a material  fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements contained therein not misleading.

                         (h)  All   actions,   approvals,   consents,   waivers,
         exemptions,  variances,  franchises,  orders, permits,  authorizations, rights and licenses  required to be taken,  given or  obtained,  as the case may be,  by or from  any  federal,  state  or  other  governmental authority or agency (other than any such actions, approvals, etc. under any state  securities  laws,  real  estate  syndication  or "Blue  Sky"
         statutes,  as to which the  Servicer  makes no such  representation  or warranty),  that are  necessary  or advisable  in  connection  with the execution  and delivery by the Servicer of the  Operative  Documents to which it is a party,  have been duly taken,  given or obtained,  as the case may be, are in full force and effect on the date  hereof,  are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review  thereof  may be  obtained  has expired or no review thereof may be obtained or appeal  therefrom taken, and are adequate to authorize the  consummation  of the  transactions  contemplated by this
         Agreement and the other Operative Documents on the part of the Servicer and the  performance  by the  Servicer  of its  obligations  under this
         Agreement  and such of the other  Operative  Documents to which it is a party.

                         (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, and are in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.


                                       32

                         (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

                         (k)    There are no Sub-Servicers as of the date hereof.

                         (l) The Servicer covenants that it will terminate any Sub-Servicer within ninety (90) days after being directed by the Certificate Insurer to do so.

                         (m) There has been no material adverse change in any information submitted by the Servicer in writing to the Certificate
         Insurer.

                         (n) To the best knowledge of the Servicer, no event has occurred which would allow any purchaser of the Class A Certificates not to be required to purchase the Class A Certificates on the Startup
         Day.

                         (o) To the best knowledge of the Servicer, no document submitted by or on behalf of the Servicer to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                         (p) To the best knowledge of the Servicer, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

                         (q) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially and adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated in this Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage
Loans to the Trustee.

                  Upon discovery by any of the Originators, the Servicer, the Company, the Depositor, any Sub-Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this
Section 3.2 or in Section 3.1 hereof which materially and adversely affects the interests of the Owners or of the Certificate Insurer, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the party making such representation or warranty as to the facts stated therein, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, if such breaching party is the Servicer and upon the Servicer's continued failure to cure such breach, the Servicer thereafter be removed by the Trustee or the Certificate Insurer pursuant to Section 8.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate
Insurer.

                                       33

                  Section 3.3.  Representations  and Warranties  with Respect to the Mortgage Loans. (a) Pursuant to the Purchase Agreement, the Company has made various representations and warranties to the Depositor as to the Mortgage Loans on which the  Certificate  Insurer relies in issuing the  Certificate  Insurance
Policies.  The Depositor does hereby irrevocably transfer,  assign, set over and otherwise  convey to the Trustee its right to exercise the  remedies  created by
Sections  2.05  and  3.05  of  the  Purchase   Agreement  for  breaches  of  the
representations,  warranties,  covenants and agreements of the Company contained in Sections 2.04, 2.05, 3.01 and 3.02 of the Purchase  Agreement.  Further,  the
Depositor  represents  and  warrants  that it has taken no action to impair  the title of the Mortgage Loans.

                  (b)  The  Company  hereby  assigns  to the  Depositor  and the
Depositor  immediately  assigns to the  Trustee for the benefit of the Owners of the  Certificates  and the  Certificate  Insurer  all of its  right,  title  and interest in respect of each Master Transfer Agreement  applicable to the related
Mortgage  Loan.   Insofar  as  such  Master  Transfer   Agreement  provides  for
representations  and warranties made by the related Originator or by the Company in respect of a  Mortgage  Loan and any  remedies  provided  thereunder  for any breach of such  representations  and warranties,  such right, title and interest may be enforced by the  Servicer or by the Trustee on behalf of the Owners or by the Certificate Insurer.  Upon the discovery by the Company,  the Servicer,  the
Certificate Insurer or the Trustee of a breach of any of the representations and warranties made in a Master Transfer  Agreement in respect of any Mortgage Loan, without regard to any limitation  set forth in such  representation  or warranty concerning  the  knowledge  of the Company or any related  Originator  as to the facts stated therein,  which  materially and adversely  affects the interests of the  Owners  or of the  Certificate  Insurer  in such  Mortgage  Loan the  party discovering  such breach shall give prompt  written notice to the other parties.
The Servicer  shall  promptly  notify the related  Originator of such breach and request that such Originator  cure such breach or take the actions  described in
Section  3.4(b) hereof  within the time periods  required  thereby,  and if such
Originator does not cure such breach in all material respects, the Company shall cure such breach or take such  actions.  Except as set forth in Section 3.4, the obligations of the Company or Servicer,  as the case may be, shall be limited to the remedies for cure set forth in Section 3.4 with respect to any Mortgage Loan as to which such a breach has occurred and is continuing; the remedies set forth in Section 3.4 shall  constitute  the sole  remedy  with  respect to such breach available to the Owners, the Trustee and the Certificate Insurer.

                  The Company acknowledges that a breach of any representation or warranty (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan and (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property is a priori the breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Certificate Insurer" in such Mortgage Loan.

                  Section 3.4.  Covenants of the Company to Take Certain Actions
with Respect to the Mortgage Loans In Certain Situations.  (a) With the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by any Originator,  the Depositor,  the Company,  the Servicer,  the Certificate
Insurer, any Sub-Servicer or the Trustee that the representations and warranties set forth in the Purchase  Agreement  and assigned by the Depositor to the Trust in Section  3.3(a) of this  Agreement or in the Master  Transfer  Agreement  and assigned  to the Trust in Section  3.3(b) of this  Agreement  were untrue in any
material   respect  as  of  the   Startup  Day  and  that  such  breach  of  the
representations and warranties materially and adversely affects the interests of the Owners or of the  Certificate  Insurer,  the party  discovering  such breach shall give prompt written notice to the other parties.

                  (b) Upon the earliest to occur of the Company's discovery, its receipt of notice of breach

                                       34

from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Company hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Company to or an Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan in the related Mortgage Loan Group which has given rise to the requirement for action by the Company a Qualified Replacement Mortgage and deliver the Substitution
Amount applicable thereto, together with the aggregate amount of all Delinquency
Advances and Servicing  Advances  theretofore made with respect to such Mortgage
Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan
Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Company, at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust as a REMIC, and the Company shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion. It is understood and agreed that the obligation of the Company to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee and the Certificate Insurer.

                  (c) In the event that any Qualified Replacement Mortgage is delivered by an Originator or by the Company to the Trust pursuant to this
Section 3.4 or Section 3.6 hereof, the related Originator and the Company shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Company, the Servicer, the Certificate Insurer, any Sub-Servicer or the Trustee that any of the representations and warranties set forth in the related Master
Transfer Agreement or in Section 3.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified
Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in the related Master Transfer Agreement or as set forth in Section 3.3 above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

                  (d) It is understood and agreed that the covenants set forth in this Section 3.4 shall survive delivery of the respective Mortgage Loans
(including Qualified Replacement Mortgage Loans) to the Trustee.

                  (e) The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this section or the eligibility of any Mortgage Loan for purposes of this Agreement.

                  Section  3.5.  Conveyance  of  the  Mortgage  Loans.  (a)  The
Company, concurrently with the execution and delivery hereof, hereby transfers, assigns,

                                       35

sets over and otherwise conveys without recourse, to the Depositor, and the Depositor, concurrently with such transfer, hereby transfers, assigns, sets over and otherwise conveys without recourse, to the Trustee for the benefit of the Owners of the Certificates, all right, title and interest of the Company and the Depositor, as the case may be, in and to each Mortgage Loan listed on the Schedules of Mortgage Loans delivered by the Company and the Depositor, as the case may be, on the Startup Day, all right, title and interest in and to principal and interest due on each such Initial Mortgage Loan after the Cut-Off
Date (other than payments of principal and interest due on or before the Cut-Off
Date) and all its right,  title and interest in and to all  Insurance  Policies;
provided, however, that the Company reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and principal and interest due on each Mortgage Loan on or prior to the Cut-Off Date. The transfer by the Company of the Mortgage Loans set forth on the Schedules of Mortgage Loans to the Depositor and by the Depositor to the Trustee is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Company and the Depositor, as the case may be.

                  It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Company to the Depositor and by the Depositor to the Trust and that the Mortgage Loans not be part of either the Company's or the Depositor's estate in the event of an insolvency. In the event that any such conveyance is deemed to be a loan, the parties intend that the Company shall be deemed to have granted to the Depositor and the Depositor shall be deemed to have granted to the Trustee a security interest of first priority in all of the Company's and the Depositor's right, title and interest in the Mortgage, Note and the File, and that this Agreement shall constitute a security agreement under applicable law.

                  In  connection  with  the  sale,  transfer,   assignment,  and
conveyance  from the Company to the  Depositor,  the  Company has filed,  in the appropriate  office or offices in the States of California and New York, a UCC-1 financing  statement executed by the Company as debtor,  naming the Depositor as secured party and listing the Mortgage  Loans and the other  property  described above as  collateral.  The  characterization  of the Company as a debtor and the
Depositor  as the  secured  party in such  financing  statements  is solely  for protective  purposes and shall in no way be  construed as being  contrary to the intent  of the  parties  that  this  transaction  be  treated  as a sale  of the
Depositor's  entire right, title and interest in the Mortgage Loans and the File to the Trust. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary  continuation  statements thereof and to take or cause to be taken such  actions and execute such  documents as are  necessary to perfect and protect the  Trustee's  and the Owner's  interests  in the  Mortgage
Loans and the File.

         In connection with the sale, transfer, assignment, and conveyance, from the Depositor to the Trustee, the Depositor has filed, in the appropriate office or offices in the States of Delaware and New York, a UCC-1 financing statement executed by the Depositor as debtor, naming the Trustee as secured party and listing the Mortgage Loans and the other property described above as collateral.
The characterization of the Depositor as a debtor and the Trustee as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the Mortgage Loans and the File to the Trust. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owner's interests in the Mortgage Loans and the File.

                  (b) In connection with the transfer and assignment of the Mortgage Loans, the Company agrees to:

                                       36

                         (i) cause to be  delivered,  on or prior to the Startup
         Day (except as otherwise stated below) without recourse to the Trustee on the Startup Day with respect to each Mortgage Loan listed on the Schedule of Mortgage Loans:

                                  (a) the  original  Notes or  certified  copies
                  thereof,  endorsed without recourse by the related Originator,
                  "Pay to the order of  ______________________________,  without recourse" or "Pay to the order of holder,  without  recourse."
                  In the  event  that  the  Mortgage  Loan was  acquired  by the related Originator in a merger, the endorsement must be by the
                  "(related  Originator),   successor  by  merger  to  (name  of
                  predecessor)";  and in the event  that the  Mortgage  Loan was acquired or originated by the related  Originator  while doing business  under another name, the  endorsement  must be by the
                  "(related Originator), formerly known as (previous name)";

                                  (b) originals of all intervening  assignments,
                  showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with  evidence  of  recording  thereon  (or,  if  an  original
                  intervening   assignment   has  not  been  returned  from  the
                  recording office, a certified copy thereof, the original to be delivered to the Trustee forthwith after return);

                                  (c)   originals   of   all    assumption   and
                  modification agreements, if any (or, if an original assumption and/or  modification  agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Trustee forthwith after return);

                                  (d) either (A) the original Mortgage with evidence of recording thereon or a certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

                                  (e) the  original  assignment  of Mortgage for
                  each Mortgage Loan conveying the Mortgage to the Trust which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Startup Day with respect to the Mortgage Loans, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related
                  Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and


                                       37

                                  (f) evidence of title  insurance  with respect
                  to the mortgaged property in the form of a binder or commitment.

                         (ii) except with respect to Mortgage  Loans  covered by
         opinions   of  counsel   delivered   in  the  manner  set  forth  below
         ("Assignment Opinions"), cause, as soon as possible but no more than 75
         Business  Days  following  the Startup Day with respect to the Mortgage
         Loans, the Originators to deliver to the Trustee copies of all Mortgage assignments  submitted for  recording,  together with a list of (x) all
         Mortgages for which no Mortgage  assignment  has yet been submitted for recording  by the  related  Originator  (y)  reasons  why  the  related
         Originator  has  not  yet  submitted  such  Mortgage   assignments  for
         recording;  provided,  however,  that with  respect to  Mortgage  Loans
         subject  to  jurisdiction  in  the  states  of  California,   Colorado,
         Illinois, Oregon,  Washington,  Georgia and Arizona an Originator shall not be  required to record an  assignment  of a Mortgage if the Company furnishes to the Trustee and the Certificate  Insurer, on or before the
         Startup  Day with  respect  to the  Mortgage  Loans,  at the  Company's expense,  the  Assignment  Opinions  which opine that  recording is not necessary to perfect the rights of the Trustee in the related  Mortgage
         (in form satisfactory to the Certificate Insurer,  Moody's and Standard
         & Poor's).  With  respect to any Mortgage  assignment  set forth on the aforementioned  list which has not been  submitted  for recording for a reason  other than a lack of  original  recording  information  or with respect to  Mortgages  not  covered  by the  Assignment  Opinions,  the
         Trustee  shall make an  immediate  demand on the  Company to cause such
         Mortgage  assignments  to be prepared and shall inform the  Certificate
         Insurer of the Company's failure to cause such Mortgage  assignments to be prepared.  Thereafter,  the Trustee shall cooperate in executing any documents  prepared by the  Certificate  Insurer and  submitted  to the
         Trustee in connection with this provision.  Following the expiration of the  75-Business  Day period  following the Startup Day and except with respect to Mortgages  covered by the Assignment  Opinions,  the Company shall cause to be prepared a Mortgage  assignment  for any Mortgage for which original  recording  information is subsequently  received by the related  Originator and shall promptly  deliver a copy of such Mortgage assignment to the Trustee.

                  All recording  required  pursuant to this Section 3.5 shall be
accomplished   at  the   expense  of  the   Originators   or  of  the   Company.
Notwithstanding anything to the contrary contained in this Section 3.5, in those instances where the public recording office retains the original  Mortgage,  the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Company shall be deemed to have satisfied its obligations hereunder  upon  delivery  to the  Trustee  of a copy  of  such  Mortgage,  such assignment or assignments of Mortgage  certified by the public  recording office to be a true copy of the recorded original thereof.

                  Copies of all Mortgage assignments received by the Trustee shall be kept in the related File.

                  (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Company, in lieu of the foregoing, will deliver within 15 Business Days after the Startup
Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

                  (d) The Company shall transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Company in and to any Qualified Replacement Mortgage delivered to the Trustee on behalf of the Trust by the Company pursuant to Section 3.4 or Section 3.6 hereof and all its right, title and interest to principal collected and interest accruing on such Qualified

                                       38

Replacement  Mortgage  on and after the  applicable  Replacement  Cut-Off  Date;
provided, however, that the Company shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified
Replacement Mortgage prior to the applicable Replacement Cut-Off Date.

                  (e) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Trustee will transfer, assign, set over and otherwise convey without recourse, on the Company's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable
Replacement Cut-Off Date; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan prior to the applicable Replacement
Cut-Off Date.

                  (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Company agrees to cause to be delivered to the Trustee the items described in
Section 3.5(b) on the date of such transfer and assignment or if a later delivery time is permitted by Section 3.5(b) then no later than such later delivery time.

                  (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage, and on the order of the Company (i) the original Note, or the certified copy, relating thereto, endorsed without recourse, to the Company and (ii) such other documents as constituted the File with respect thereto.

                  (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Company shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

                  (i) The Company shall reflect on its records that the Mortgage
Loans have been sold to the Depositor and the Depositor shall reflect on its records that the Mortgage Loans have been sold to the Trust.

                  Section 3.6. Acceptance by Trustee;  Certain  Substitutions of
Mortgage Loans; Certification by Trustee.

                  (a)  The  Trustee   agrees  to  execute  and  deliver  to  the
Depositor,  the Company, the Servicer and the Certificate Insurer on the Startup
Day an  Initial  Certification  in the form  annexed  hereto as Exhibit E to the effect that, as to each Mortgage Loan listed in the Schedules of Mortgage  Loans
(other than any  Mortgage  Loan paid in full or any Mortgage  Loan  specifically identified in such certification as not covered by such certification),  (i) all documents required to be delivered to it pursuant to this Agreement with respect to such  Mortgage  Loan are in its  possession,  (ii) such  documents  have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing  documents,  the information  set forth on the Schedules of Mortgage  Loans as to loan number and address accurately reflects information set forth in the File. The Trustee shall not be  under  any  duty or  obligation  to  inspect,  review  or  examine  said documents, instruments,  certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have  actually been recorded or that they are other than what they purport to be on their  face.  Within 90 days of the  Startup  Date (or,  with  respect to any document  delivered  after the Startup  Day,  within 45 days of receipt and with respect to any or Qualified

                                       39

Replacement Mortgage, within 45 days after the assignment thereof) the Trustee shall deliver to the Depositor, the Company, Certificate Insurer and the Servicer a Final Certification in the form annexed hereto as Exhibit F evidencing the completeness of the Files, with any applicable exceptions noted thereon.

                  (b) If in the process of reviewing the Files and preparing the certifications  referred to above the Trustee  finds any  document or  documents constituting  a part of a File  which  is not  properly  executed,  has not been received  within the  specified  period or is unrelated  to the  Mortgage  Loans identified  in the Schedules of Mortgage  Loans,  or that any Mortgage Loan does not  conform as to loan  number and  address  as set forth in the  Schedules  of
Mortgage  Loans,   the  Trustee  shall  promptly  notify  the  Company  and  the
Certificate  Insurer.  The Company shall use reasonable efforts to cure any such defect  within 60 days from the date on which the Company  was  notified of such defect,  and if the Company does not cure such defect in all  material  respects during such period, the Company will (or will cause the related Originator or an affiliate  of the  Company  to) on  the  next  succeeding  Remittance  Date  (i)
substitute in lieu of such Mortgage  Loan a Qualified  Replacement  Mortgage and deliver the Substitution  Amount applicable  thereto to the Servicer for deposit in the Principal  and Interest  Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase  Price  thereof,  which purchase price shall be delivered to the  Servicer  for deposit in the  Principal  and Interest
Account.  In connection  with any such  proposed  purchase or  substitution  the
Company shall cause at the Company's  expense to be delivered to the Trustee and to the Certificate  Insurer an opinion of counsel  experienced in federal income tax matters  stating  whether or not such a proposed  purchase  or  substitution would constitute a Prohibited  Transaction for the Trust or would jeopardize the status of the Trust as a REMIC,  and the Company  shall only be required to take either such action to the extent such action  would not  constitute a Prohibited
Transaction  for the Trust or would not  jeopardize the status of the Trust as a
REMIC. Any required purchase or substitution,  if delayed by the absence of such opinion  shall  nonetheless  occur upon the earlier of (i) the  occurrence  of a default  or  imminent  default  with  respect to the  Mortgage  Loan or (ii) the delivery of such opinion.

                  Section 3.7. Cooperation Procedures. (a) The Company shall, in connection with the delivery of each Qualified Replacement Mortgage to the Trustee, provide the Trustee with the information set forth in the Schedules of Mortgage Loans with respect to such Qualified Replacement Mortgage.

                  (b) The Company, the Servicer, the Depositor and the Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

                  (c) The Servicer  shall  maintain  such  accurate and complete accounts,  records and computer systems  pertaining to each File as shall enable
it  and  the  Trustee  to  comply  with  this   Agreement.   In  performing  its
recordkeeping  duties the Servicer  shall act in  accordance  with the servicing standards set forth in this Agreement.  The Servicer shall conduct,  or cause to be conducted,  periodic audits of its accounts,  records and computer systems as set forth in Sections 8.16 and 8.17 hereof.  The Servicer shall promptly  report to the Trustee any failure on its part to  maintain  its  accounts,  records and computer  systems as herein  provided and promptly  take  appropriate  action to remedy any such failure.

                  (d) The Company  further  confirms to the Trustee  that it has caused the portions of the electronic  ledger  relating to the Mortgage Loans to be clearly and  unambiguously  marked to indicate that such Mortgage  Loans have been sold, transferred, assigned and conveyed to the Trustee and constitute part of the Trust Estate in accordance with the terms of the trust created  hereunder and that the
                                       40

Company will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

                  Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Company of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

                  Section 4.2. Sale of Certificates. At 10 a.m. New York City time on the Startup Date, at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York, the Company will sell and convey the Mortgage
Loans and the money, instruments and other property related thereto to the Depositor, the Depositor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) deliver to the Underwriter the Class A Certificates with an aggregate
Percentage Interest in each Class equal to 100%,  registered in the name of Cede
& Co. or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee and (ii) deliver to the Company the Class R Certificates, with an aggregate Percentage Interest in each Class equal to 100%, registered as the Company shall request. Upon the Trustee's receipt of the entire net proceeds of the sale of the Class A Certificates the Company shall instruct the Trustee to:
(a) pay any fees and expenses identified by the Company and (b) pay to the Company the balance after deducting such amounts. The Company shall pay directly to the Certificate Insurer the Initial Premiums.

                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

                  Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate
Insurance Policies). Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fees), moneys in the Principal and Interest Account, except as otherwise provided herein, from earnings on moneys and the proceeds of property held as a part of the Trust Estate and, upon the occurrence of certain events, from Insured Payments. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates a specified portion of such payments with respect to the Mortgage Loans in the related Mortgage Loan Group and certain related
Insured Payments, pro rata in accordance with such Owner's Percentage Interest.

                  (b) Each Owner is required, and hereby agrees, to return to the Trustee at the Corporate Trust Office any Certificate prior to the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be Outstanding for any purpose of this Agreement.

                                       41

                  Section 5.2. Forms. The Class A-1 Certificates,  the Class A-2
Certificates and the Class R Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2 and C hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Company's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws or as may, consistently herewith, be determined by the Authorized Officer of the Trustee executing such Certificates, as evidenced by his execution thereof.

                  Section 5.3.  Execution,  Authentication  and  Delivery.  Each
Certificate shall be executed on behalf of the Trust, by the manual or facsimile signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual or facsimile signature of one of the Trustee's Authorized
Officers.

                  Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

                  The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.2 hereof.

                  No Certificate shall be valid until executed and authenticated as set forth above.

                  Section 5.4.  Registration and Transfer of  Certificates.  (a)
The Trustee, as registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners shall have the right to inspect the Register during business hours upon reasonable notice (but no less than 2 Business Days) and to obtain copies thereof.

                  (b) Subject to the  provisions  of Section  5.8  hereof,  upon surrender  for  registration  of  transfer  of any  Certificate  at  the  office designated  as  the  location  of  the  Register,  the  Trustee  shall  execute,
authenticate  and  deliver,  in  the  name  of  the  designated   transferee  or
transferees,  one or more new  Certificates of a like Class and in the aggregate principal amount of the Certificate so surrendered.

                  (c) At the  option  of any  Owner,  Certificates  of any Class owned by such Owner may be exchanged for other  Certificates  authorized of like
Class,  tenor,  aggregate  original  principal  amount and  bearing  numbers not
contemporaneously   outstanding,  upon  surrender  of  the  Certificates  to  be exchanged at the office designated as the location of the Register. Whenever any
Certificate  is  so  surrendered  for  exchange,   the  Trustee  shall  execute,
authenticate and deliver the Certificate or Certificates  which the Owner making the exchange is entitled to receive.

                  (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                                       42

                  (e)   Every   Certificate   presented   or   surrendered   for
registration  of transfer or exchange shall be duly endorsed,  or be accompanied by a written  instrument  of transfer in form  satisfactory  to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

                  (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the Original
Aggregate Principal Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede &
Co., or any successor thereto, as nominee for the Depository.

                  On the Startup Day, no Class A Certificates shall be issued in denominations of less than $1,000 except for one Certificate of each Class which may be in a denomination of less than $1,000; accordingly the Trust shall not issue tail certificates on the Startup Day.

                  The Company and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

                  With  respect  to  Class  A  Certificates  registered  in  the
Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the  Company,  the  Servicer  and the Trustee  shall have no  responsibility  or obligation to Direct or Indirect Participants or beneficial owners for which the
Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately  preceding sentence,  the Company, the Servicer and the
Trustee  shall have no  responsibility  or  obligation  with  respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect
Participant with respect to the ownership  interest in the Class A Certificates,
(ii) the  delivery to any Direct or Indirect  Participant  or any other  Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A  Certificates  or (iii) the payment to any Direct or Indirect  Participant or any other Person, other than a registered
Owner of a Class A  Certificate  as shown in the  Register,  of any amount  with
respect  to  any   distribution   of  principal  or  interest  on  the  Class  A
Certificates.  No Person other than a registered  Owner of a Class A Certificate as shown in the Register  shall  receive a certificate  evidencing  such Class A
Certificate.

                  Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                  (h) In the event that (i) the Depository or the Company advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Company or the Trustee is unable to locate a qualified successor or (ii) the Company at its sole option elects to terminate the book-entry system

                                       43

through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Company may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Company and at the Company's expense, or such depository's agent or designee but, if the Company does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A
Certificates shall designate, in accordance with the provisions hereof.

                  (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates and all notices with respect to such Class
A Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

                  Section   5.5.   Mutilated,    Destroyed,   Lost   or   Stolen
Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any  Certificate,  and (ii) in the case of any  mutilated  Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case  of any  destroyed,  lost or  stolen  Certificate,  there  shall  be  first delivered  to the  Trustee  such  security  or  indemnity  as may be  reasonably required by it to hold the Trustee  harmless,  then, in the absence of notice to the Trustee that such  Certificate  has been acquired by a bona fide  purchaser, the Trustee shall execute,  authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate, a new Certificate of like  Class,  tenor and  aggregate  principal  amount,  bearing a number  not contemporaneously outstanding.

                  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust.

                  Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  Section 5.6. Persons Deemed Owners. The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

                  Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

                                     44

                   Section 5.8.  Limitation on Transfer of Ownership Rights. (a)
No sale or other transfer of any Class A Certificate shall be made to the Company, any Originator or any of their respective affiliates.

                  (b) No sale or other transfer of record or beneficial ownership of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization.
The transfer, sale or other disposition of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Class R Certificate nor authenticate and make available any new Class R Certificate unless the Trustee has received an affidavit from the proposed transferee in the form attached hereto as Exhibit H.
Each holder of a Class R Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

                  (c) No other sale or other  transfer  of record or  beneficial ownership of a Class R Certificate  shall be made unless such transfer is exempt from the  registration  requirements of the Securities Act, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event such a transfer  is to be made  within  three years from the
Startup Day, (i) the Trustee and the Company shall require a written  opinion of counsel acceptable to and in form and substance  satisfactory to the Company and the Certificate  Insurer in the event that such transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which opinion of  counsel  shall not be an  expense of the  Trustee,  the Trust  Estate or the
Certificate  Insurer,  and (ii) the  Trustee  shall  require the  Transferee  to
execute  an  investment   letter   acceptable  to  and  in  form  and  substance
satisfactory  to the  Company  and the  Certificate  Insurer  certifying  to the
Trustee,  the  Certificate  Insurer and the Company the facts  surrounding  such transfer,  which investment  letter shall not be an expense of the Trustee,  the
Trust Estate,  the  Certificate  Insurer or the Company.  The Owner of a Class R
Certificate  desiring to effect such transfer  shall,  and does hereby agree to, indemnify  the  Trustee,  the  Certificate  Insurer and the Company  against any liability  that may  result if the  transfer  is not so exempt or is not made in accordance with such federal and state laws.

                  Section  5.9.  Assignment  of  Rights.  An Owner  may  pledge, encumber,  hypothecate  or  assign  all or any  part  of its  right  to  receive
distributions  hereunder,  but  such  pledge,   encumbrance,   hypothecation  or
assignment shall not constitute a transfer of an ownership  interest  sufficient to render  the  transferee  an Owner of the Trust  without  compliance  with the provisions of Section 5.4 and Section 5.8 hereof.

                                   ARTICLE VI

                                    COVENANTS

                  Section 6.1. Distributions.  On each Payment Date, the Trustee will withdraw  amounts from the Certificate  Account and make the  distributions
with  respect  to  the   Certificates  in  accordance  with  the  terms  of  the
Certificates and this Agreement.  Such distributions  shall be made (i) by check mailed on each Payment Date or (ii) if requested by any Owner,  to such Owner by wire transfer to an account  within the United  States  designated no later than five Business Days prior to the related Record Date,

                                       45

made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner of a Class A
Certificate shall only be entitled to payment by wire transfer if such Owner owns Class A Certificates in the aggregate denomination of at least $5,000,000.

                  Section  6.2.  Money  for  Distributions  to be Held in Trust;
Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate
Account pursuant to Section 7.5 hereof or from Insured Payments shall be made by and on behalf of the Trustee, and no amounts so withdrawn from the Certificate
Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

                  (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed by the Owner of such Class A Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid first to the Certificate
Insurer on account of any Reimbursement Amounts and second to the Owners of the Class R Certificates; and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Certificate
Insurer or the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Certificate Insurer or the Owners of the Class R Certificates), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificate
Insurer or the Owners of the Class R Certificates. The Trustee shall, at the direction of the Company, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

                  Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, upon request of the Certificate Insurer, or, with the consent of the Certificate Insurer, at the request and expense of the Company, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Company or the Certificate
Insurer, to:

                   (i) more effectively hold in trust all or any portion of the Trust Estate;

                   (ii) perfect, publish notice of or protect the validity of any grant made or to be made by this Agreement;

                   (iii) enforce any of the Mortgage Loans; or

                                       46

                   (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

                  The Trustee shall send copies of any request received from the Certificate Insurer or the Company to take any action pursuant to this Section
6.3 to the other party.

                  (b) The Trustee shall have the power to enforce, shall enforce the obligations of the other parties to this Agreement and of the Certificate
Insurer, by action, suit or proceeding at law or equity and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and
(ii) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests represented by the affected Class or Classes of Class A Certificates then Outstanding or, if there are no longer any affected Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

                  (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

                  Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Depositor, the Company or the Certificate
Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

                   The Trustee may contract with other Persons to assist it in performing its duties hereunder.

                   Section 6.5. Negative Covenants. The Trustee will not, to the extent within the control of the Trustee, take any of the following actions:

                   (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

                   (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

                   (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

                   (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

                    (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this

                                       47

Agreement,  except as may be expressly  permitted hereby or (B) create or extend
any  lien,  charge,   adverse  claim,  security  interest,   mortgage  or  other
encumbrance  to or upon the Trust  Estate or any part  thereof  or any  interest therein or the proceeds thereof.

                  Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by
Section 2.3 hereof.

                  Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policies or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Owner has previously given written notice to the Company and the Trustee of such Owner's intention to institute such proceeding;

         (2) the Owners of not less than 25% of the Percentage Interests represented by the affected Class or Classes of Certificates then Outstanding or, if there are no affected Classes of Class
                  A Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default;

         (3) such Owner or Owners have offered to the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

         (5) as long as any Class A Certificates are Outstanding, the Certificate Insurer consented in writing thereto; and

         (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

                  In  the  event  the  Trustee  shall  receive   conflicting  or
inconsistent  requests  and  indemnity  from two or more groups of Owners,  each representing  less than a majority of the applicable Class of Certificates,  the
Trustee in its sole  discretion  may  determine  what action,  if any,  shall be taken, notwithstanding any other provision of this Agreement.

                  Section  6.8.   Unconditional  Rights  of  Owners  to  Receive
Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right,

                                       48

which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  Section  6.9.  Rights  and  Remedies  Cumulative.   Except  as
otherwise  provided herein, no right or remedy herein conferred upon or reserved to the  Trustee,  the  Certificate  Insurer or to the Owners is  intended  to be exclusive of any other right or remedy, and every right and remedy shall, to the extent  permitted by law, be cumulative and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing  at law or in equity or otherwise.  Except as otherwise  provided herein, the assertion or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section  6.10.  Delay or Omission Not Waiver.  No delay of the
Trustee, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement to any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Certificate Insurer or the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or the Owners, as the case may be.

                  Section 6.11. Control by Owners. The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A
Certificates  then  Outstanding,  with the  consent of the  Certificate  Insurer
(which may not be unreasonably withheld), or, if there are no longer any Class A
Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld), may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.3, Section
8.20 and Section 10.1 hereof, provided that:

         (1) such direction shall not be in conflict with any rule of law or with this Agreement;

         (2)      the  Trustee   shall  have  been   provided   with   indemnity
                  satisfactory to it; and

         (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction;
                  provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

                  Section  6.12.  Access to Owners  of  Certificates'  Names and
Addresses. (a) If any owner (for purposes of this Section 6.12, an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Owners with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Owners of record as of the most recent
Payment Date.

                  (b) Every Owner, by receiving and holding such list, agrees with the Trustee that the Trustee shall not be held accountable in any way by reason of the disclosure of any information as to the

                                       49

names and addresses of the owners hereunder, regardless of the source from which such information was derived.


                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section  7.1.   Collection  of  Money.   Except  as  otherwise
expressly  provided  herein,  the Trustee may demand  payment or delivery of all money and other  property  payable to or receivable  by the Trustee  pursuant to this  Agreement,  including  (a)  all  payments  due on the  Mortgage  Loans  in accordance  with the respective  terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the  Servicer or by any  Sub-Servicer and (b) Insured  Payments.  The Trustee  shall hold all such money and  property received by it,  other than  pursuant to or as  contemplated  by Section  6.2(b)
hereof,  as part of the Trust  Estate  and shall  apply it as  provided  in this
Agreement.

                  Section 7.2. Establishment of Accounts. The Company shall cause to be established, and the Trustee shall maintain, at the Corporate Trust
Office, a Certificate  Account and an Available Funds Cap  Carry-Forward  Amount
Account, each to be held by the Trustee so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not so qualify, then by any Designated Depository Institution in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

                  Section 7.3. The Certificate Insurance Policies. (a) (i) Three
Business Days prior to each Payment Date the Trustee shall determine (based solely upon the information contained in the Monthly Servicing Report) with respect to the immediately following Payment Date, the amount required to be on deposit in the Certificate Account on such Payment Date with respect to Group I
(disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow from Group I included in such amount plus (B) any amount of Total Monthly Excess Cashflow from either Group to be applied on account of Group I on such Payment Date to the Class A-1 Certificates. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Group I Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Group I Total Available Funds."

                  (ii) Three  Business  Days  prior to each  Payment  Date,  the
Trustee shall determine (based solely upon the information contained in the Monthly Servicing Report) with respect to the immediately following Payment
Date, the amount required to be on deposit in the Certificate Account on such Payment Date with respect to Group II (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings), and equal to the sum of (A) such amount excluding the amount of any Total
Monthly Excess Cashflow from Group II included in such amount plus (B) any amounts of Total Monthly Excess Cashflow from either Group to be applied on account of Group II on such Payment Date to the Class A-2 Certificates. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Group II Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment
Date is the "Group II Total Available Funds".

                  (b) If the sum of the Class A-1 Current  Interest  and Group I
Subordination  Deficit for any Payment Date exceeds the Group I Total  Available
Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Group I Premium Amount and the Group I Trustee Fee due

                                       50

on such  Payment  Date and after  taking into account the portion of the Group I
Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Group I Insured Payment to be made with respect to such Payment Date, (such event being a "Group I Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Class A-1
Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the third Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group I Total Available Funds Shortfall. Similarly, if on any Payment Date the sum of the Class A-2 Current Interest and Group II Subordination Deficit exceeds the Group II Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Group II Premium Amount and the Group II
Trustee Fee due on such Payment Date and after taking into account the portion of the Class A-2 Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Group II Insured Payment to be made with respect to such Payment Date, (such event being a "Group II Total Available
Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Class A-2 Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second
Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group II Total Available Funds Shortfall.

                  (c) The  Certificate  Insurer  shall  forward  to the  Trustee
Insured Payments no later than 12:00 noon New York City time on the Business Day preceding the Payment Date or on such later date specified in the related
Certificate  Insurance  Policy.  Upon  receipt  of  Insured  Payments  from  the
Certificate  Insurer on behalf of Owners, the Trustee shall deposit such Insured
Payments in the Certificate Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Section 7.5(d)(iv) to the Owners of the Class A Certificates of the related Class.

                  (d)  The  Trustee  shall  (i)  receive  Insured   Payments  as
attorney-in-fact  of each Owner of the Class A Certificates of the related Class receiving  any Insured  Payment from the  Certificate  Insurer and (ii) disburse such  Insured  Payment  to the Owners of  Offered  Certificates  as set forth in
Section 7.5(d)(iv). Insured Payments disbursed by the Trustee from proceeds of a
Certificate  Insurance  Policy shall not be considered  payment by the Trust nor shall such payments  discharge  the  obligation of the Trust with respect to the related Class A Certificates,  and the Certificate  Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections  7.5(d)(ii)(C) and
7.5(d)(ii)(D)  hereof.  Each  Owner of Class A  Certificates  by its  acceptance thereof  recognizes  that to the extent the  Certificate  Insurer  makes Insured
Payments,  either directly or indirectly (as by paying through the Trustee),  to the Owners of such Class A Certificates the Certificate Insurer will be entitled to receive the related  Reimbursement Amount pursuant to Sections  7.5(d)(ii)(C)
and 7.5(d)(ii)(D) hereof.

                  Section 7.4 [Reserved]

                  Section 7.5. Flow of Funds. (a) The Trustee shall deposit to the Certificate Account with respect to Group I, without duplication, upon receipt, any Insured Payments relating to Group I, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group
I, the  Group I  Monthly  Remittance  Amount  remitted  by the  Servicer  or any
Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee (each with respect to Group I).

                  (b) The Trustee shall deposit to the Certificate Account with respect to Group II, without duplication, (i) upon receipt, any Insured Payments relating to Group II, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group II, the Group II Monthly
Remittance

                                       51

Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee
(each with respect to Group II).

                  (c)  [Reserved].

                  (d) With respect to the Certificate  Account,  on each Payment
Date, the Trustee shall make the following allocations, disbursements and transfers for each Mortgage Loan Group from amounts deposited therein pursuant to subsections (a) and (b), respectively in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i) first, on each Payment Date from amounts then on deposit in the Certificate Account (A) to the Trustee, the Trustee Fee and (B) commencing on the third Payment Date following the Startup Day and each Payment Date thereafter, to the Certificate Insurer, from amounts then on deposit in the Certificate Account, (x) from amounts then on deposit therein with respect to Group I, the Group I Premium Amount for such Payment Date and (y) commencing on the seventh Payment Date from amounts then on deposit therein with respect to Group II, the Group II
         Premium Amount for such Payment Date;

(ii)     second,  on each Payment  Date,  the Trustee  shall  allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Mortgage  Loan Group and Payment Date (net of the related  Premium
         Amount  and  Trustee  Fee  paid  as  described   above)  plus  (y)  any
         Subordination Reduction Amount with respect to such Mortgage Loan Group and Payment Date (such sum being the "Total  Monthly  Excess  Cashflow"
         with respect to such Mortgage Loan Group and Payment Date) with respect to each Mortgage Loan Group in the following order of priority:

                  (A)      first,   such  Total  Monthly  Excess  Cashflow  with
                           respect  to each  Group  shall  be  allocated  to the
                           payment of the related  Class A  Distribution  Amount
                           pursuant  to clause (iv) below on such  Payment  Date
                           with respect to the related Mortgage Loan Group in an
                           amount equal to the difference,  if any,  between (x)
                           the related Class A Distribution  Amount  (calculated
                           only with respect to clause (y) of the  definition of
                           the   related   Group  I  or   Group   II   Principal
                           Distribution  Amount and  without  any  Subordination
                           Increase  Amount) for such  Payment  Date and (y) the
                           Available  Funds with respect to such  Mortgage  Loan
                           Group  for such  Payment  Date  (the  amount  of such
                           difference  being  the  "Group  I  or  the  Group  II
                           Available  Funds   Shortfall"  with  respect  to  the
                           related Mortgage Loan Group);

                  (B)      second,  any  portion  of the  Total  Monthly  Excess
                           Cashflow  with  respect to such  Mortgage  Loan Group
                           remaining after the  application  described in clause
                           (A) above shall be  allocated  against any  Available
                           Funds  Shortfall  with respect to the other  Mortgage
                           Loan  Group  and  to  the  payment  of  the  Class  A
                           Distribution   Amount  with   respect  to  the  other
                           Mortgage Loan Group pursuant to clause (iv) below;

                  (C)      third,  any  portion  of  the  Total  Monthly  Excess
                           Cashflow  with  respect to such  Mortgage  Loan Group
                           remaining after the allocations  described in clauses
                           (A)  and  (B)  above  shall  be   disbursed   to  the
                           Certificate  Insurer in  respect  of amounts

                                       52

                           owen on account of any Reimbursement Amount with respect to the related Mortgage Loan Group; and

                  (D)      fourth,  any  portion  of the  Total  Monthly  Excess
                           Cashflow with respect to such Mortgage Loan Group remaining after the allocations described in clauses
                           (A), (B) and (C) above shall be paid to the Certificate Insurer in respect of any Reimbursement
                           Amount with respect to the other Mortgage Loan Group.


(iii) third, the amount, if any, of the Total Monthly Excess Cashflow with respect to a Mortgage Loan Group on a Payment Date remaining after the allocations described in clause (ii) above is the "Net Monthly Excess
         Cashflow"  with  respect to such  Mortgage  Loan Group for such Payment
         Date; such Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

                  (A)      first, such Net Monthly Excess Cashflow shall be used
                           to  reduce  to  zero,  through  the  allocation  of a
                           Subordination  Increase  Amount to the payment of the
                           related  Class  A  Distribution  Amount  pursuant  to
                           clause  (iv)  below,  any  Subordination   Deficiency
                           Amount  with  respect to the  related  Mortgage  Loan
                           Group as of such Payment Date;

                  (B)      second,  the Net Monthly  Excess  Cashflow  remaining
                           after the  application  described in clause (A) above
                           shall  be  used  to  reduce  to  zero,   through  the
                           allocation of a Subordination  Increase Amount to the
                           payment of the related  Class A  Distribution  Amount
                           pursuant  to clause  (iv)  below,  any  Subordination
                           Deficiency Amounts with respect to the other Mortgage
                           Loan Group; and

                  (C) third, an amount equal to the lesser of (i) any portion of the Net Monthly Excess Cashflow remaining after the applications described in clauses (A) and
                           (B)  above and (ii) the  excess of (a) the  Available
                           Funds Cap Carry-Forward Amount for such Payment Date over (b) the amount then on deposit in the Available
                           Funds Cap Carry-Forward Amount Account shall be allocated to the Available Funds Cap Carry-Forward
                           Amount Account.

                  (D)      third,  any Net  Monthly  Excess  Cashflow  remaining
                           after the applications  described in clauses (A), (B)
                           and (C) above  shall be paid to the  Servicer  to the
                           extent  of  any  unreimbursed  Delinquency  Advances,
                           unreimbursed   Servicing  Advances  and  accrued  and
                           unpaid  Servicing  Fees, in each case as certified to
                           the  Trustee by the  Servicer to be owing to it as of
                           such Payment Date.

(iv)     fourth,  following  the  making  by the  Trustee  of  all  allocations, transfers and  disbursements  described  above under Section 7.3 hereof and the prior clauses of this Section 7.5, from amounts  (including any related  Insured  Payment which shall be paid only to the Owners of the
         Class A Certificates)  then on deposit in the Certificate  Account with
         respect  to  the  related   Mortgage  Loan  Group,  the  Trustee  shall
         distribute in the following order of priority:

                  (A)      from the amounts  then on deposit in the  Certificate
                           Account with respect to Group I, to the Owners of the
                           Class  A-1   Certificates,   the  Class  A-1  Current
                           Interest  thereon  until the  Class  A-1  Certificate
                           Termination Date;

                                       53

                  (B)      from the amounts  then on deposit in the  Certificate
                           Account with respect to Group I, to the Owners of the
                           Class  A-1   Certificates,   the  Group  I  Principal
                           Distribution  Amount until the Class A-1  Certificate
                           Termination Date;

                  (C)      from the amounts  then on deposit in the  Certificate
                           Account with respect to Group II, to the Owners of the Class A-2 Certificates, the Class A-2 Current
                           Interest until the Class A-2 Certificate  Termination
                           Date; and

                  (D)      from the amounts  then on deposit in the  Certificate
                           Account with respect to Group II, to the Owners of the Class A-2 Certificates, the Group II Principal
                           Distribution  Amount until the Class A-2  Certificate
                           Termination Date;

                  (E) to the Owners of the Class R Certificates, the Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

         (e) On each Payment Date the Trustee shall distribute to the Owners of the Class A-2 Certificates the amount, if any, then on deposit in the Available
Funds Cap Carry-Forward Amount Account.

         (f)  Notwithstanding   clause  (d)(iv)  above,  the  aggregate  amounts
distributed  on  all  Payment  Dates  to  the  Owners  of the  related  Class  A
Certificates on account of principal  shall not exceed the Original  Certificate
Principal Balance for the related Class A Certificates.

                  Section 7.6. Investment of Accounts. (a) So long as no event described in Sections 8.20(a) or (b) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Trustee shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners, as directed in writing by the Servicer on the Closing Date and from time to time thereafter, in one or more Eligible Investments bearing interest or sold at a discount. During the continuance of an event described in Sections 8.20(a) or (b) hereof and following any removal of the Servicer, the Certificate Insurer shall direct such investments. No investment in any Account shall mature later than the second
Business Day preceding the next Payment Date.

                  (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

                  (c) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein.

                  (d) The Trustee shall hold funds in the Accounts held by the Trustee uninvested upon the occurrence of either of the following events:

                         (i) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

                                       54

                        (ii) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee with respect to any investment by the Trustee that shall mature during the ten-day period described in clause (i).

                  (e) For purposes of investment, the Trustee shall aggregate all amounts on deposit in each Account. All income or other gain from investments in any Account shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to the Company, and upon request by the Trustee, the Company shall reimburse the Trust
Estate for such losses.

                  Section 7.7. Eligible Investments.  The following are Eligible
Investments:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by Standard & Poor's and P-1 by Moody's.

                  (c) Investment agreements approved by the Certificate Insurer provided:

                  1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by Standard &
         Poor's or is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting such rating requirements,

                  2. Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice
         (provided such notice may be amended or canceled at any time prior to the withdrawal date),

                  3. The agreement is not subordinated to any other obligations of such insurance company or bank,

                  4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                  5. The Trustee and the Certificate Insurer receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

                  (d) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by Standard & Poor's and P-1 or better by Moody's.

                  (e) Investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and P-1 by Moody's.

                  (f) Investments approved in writing by the Certificate Insurer and acceptable to Moody's and Standard & Poor's.

                                       55

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  Section 7.8. Reports by Trustee.  (a) On each Payment Date the
Trustee  shall  provide  to  each  Owner,  the  Servicer,  the  Depositor,   the
Certificate Insurer, the Underwriter, the Company, Standard & Poor's and Moody's
a written  report  (based solely upon the  information  contained in the Monthly
Servicing  Report) in substantially  the form set forth as Exhibit J hereto with respect to each Mortgage Loan Group, as such form may be revised by the Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting  forth the  information  requested on Exhibit J hereto and the following information:

                        (i) the amount of the distribution with respect to the related Class of the Class A Certificates and the Class R Certificates;

                        (ii)  the  amount  of such  distributions  allocable  to
         principal,   separately   identifying  the  aggregate   amount  of  any
         Prepayments  or Prepaid  Installments  of  principal  included  therein
         (based on a Certificate in the original principal amount of $1,000) and separately  identifying any Subordination Increase Amounts with respect to the related Mortgage Loan Group;

                        (iii) the amount of such distributions allocable to interest;

                        (iv) the Certificate Principal Balance for each Class of
         Class  A  Certificates  as of  such  Payment  Date  together  with  the principal  amount  of such  Class of Class A  Certificates  (based on a
         Certificate   in  an  original   principal   amount  of  $1,000)   then
         outstanding,  in each  case  after  giving  effect  to any  payment  of principal on such Payment Date;

                         (v) the amount of any Insured Payment included in the amounts distributed with respect to the Class A Certificates on such Payment Date;

                        (vi) information to the extent and in the form furnished by the Company pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                        (vii) the total of any Substitution Amounts and any Loan
         Purchase Price amounts included in such distribution;

                        (viii) the amount of any Subordination Reduction Amount with respect to each Mortgage Loan Group;

                        (ix) the amounts, if any, of any Realized Losses in each Mortgage Loan Group for the related Remittance Period;

                        (x) the amount of any Available Funds Cap  Carry-Forward
         Amount; and

                                       56

                        (xi) a number  with  respect  to each  Class  (the "Pool
         Factor" for such Class) computed by dividing the Certificate  Principal
         Balance for such Class (after giving effect to any distribution of principal to be made on such Payment Date) by the Original Certificate
         Principal Balance for such Class on the Startup Day.

                  Items (i) through (iii) above shall, with respect to each Class of Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

                  (b) In addition, on each Payment Date the Trustee will distribute to each Owner, the Certificate Insurer, the Underwriter, the Depositor, the Servicer, the Company, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information with respect to each Mortgage Loan Group as of the last day of the related Remittance Period, which is hereby required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

                         (i) the total number of Mortgage Loans in each Mortgage
         Loan Group and the aggregate Loan Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans in such Mortgage Loan Group and the percentage (based on the aggregate Loan
         Balances of the Mortgage Loans in such Mortgage Loan Group) (a) 31-60 days Delinquent, (b) 61-90 days Delinquent and (c) 91 or more days
         Delinquent;

                        (ii) the number and aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Group) in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                       (iii) the number, aggregate Loan Balances of all Mortgage
         Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Group) relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                        (iv) the number, aggregate Loan Balances of all Mortgage
         Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan
         Group) relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

               (v) the aggregate Loan Balance of all Mortgage Loans, the aggregate Loan Balance of the Mortgage Loans in each Group in each case after giving effect to any payment of principal on such Payment Date;
         and

               (vi) the book value of any REO  Property  in each  Mortgage  Loan
         Group.

                  (c) The foregoing reports shall be sent to an Owner only insofar as such Owner owns a Certificate with respect to the related Mortgage
Loan Group.


                                     57

                  Section 7.9. Additional Reports by Trustee. (a) The Trustee shall report to the Company, the Depositor, the Servicer, Standard & Poor's, Moody's and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Company, the Servicer or the Certificate Insurer may from time to time request.

                  (b) Not later than 20 days after each Payment Date, the Trustee shall forward to the Company, the Depositor, the Servicer and the Certificate Insurer a statement, setting forth the status of the Certificate
Account as of the close of  business  on the last  Business  Day of the  related
Remittance Period showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account.

                                  ARTICLE VIII

                          SERVICING AND ADMINISTRATION
                                OF MORTGAGE LOANS

                  Section 8.1. Servicer and Sub-Servicers. (a) Acting directly or through one or more Sub-Servicers as provided in Section 8.3, the Servicer, as servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  (b) The duties of the Servicer  shall include  collecting  and posting of all  payments,  responding  to inquiries of Mortgagors or by federal, state or local  government  authorities  with  respect  to the  Mortgage  Loans,
investigating   delinquencies,   reporting  tax  information  to  Mortgagors  in
accordance  with  its  customary   practices  and  accounting  for  collections,
furnishing  monthly  and  annual  statements  to the  Trustee  with  respect  to distributions,  paying Compensating Interest and making Delinquency Advances and
Servicing  Advances  pursuant  hereto.  The Servicer  shall follow its customary standards,  policies and  procedures in performing  its duties as Servicer.  The
Servicer  shall  cooperate  with the Trustee  and  furnish to the  Trustee  with reasonable  promptness  information  in its  possession  as may be  necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder.
The Trustee  shall  furnish the  Servicer  with any powers of attorney and other documents  necessary  or  appropriate  to enable the  Servicer  to carry out its servicing and administrative duties hereunder.

                  (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Note not expressly prohibited hereby if the effect of any such modification (x) will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt of any payments required hereby or the interests of the Certificate Insurer and (y) will not cause the Trust to fail to qualify as a REMIC.

                  (d) The parties intend that the Trust shall constitute and that the affairs of Trust shall be conducted so as to qualify it as a REMIC. In furtherance of such intention, the Servicer covenants

                                       58

and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the Trust at all times that any Class of Certificates are outstanding so as to maintain the status of the Trust as a REMIC under the REMIC Provisions; (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust or that would subject the Trust to tax and (iii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

                  (e) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage
Loans through a Sub-Servicer as it may from time to time designate but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

                  (f) Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage
Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trustee and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee;
provided, however, that Section 8.14(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall execute a power of attorney to the Servicer and any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

                  (g) The Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

                  (h)  Servicing  Advances  incurred  by  the  Servicer  or  any
Sub-Servicer in connection  with the servicing of the Mortgage Loans  (including any penalties in  connection  with the payment of any taxes and  assessments  or other  charges) on any  Property  shall be  recoverable  by the Servicer or such
Sub-Servicer  to  the  extent   described  in  Section  8.9(c)  and  in  Section
7.5(d)(iii)(C) hereof.

                  Section 8.2. Collection of Certain Mortgage Loan Payments. (a)
The Servicer shall, to the extent such procedures  shall be consistent with this
Agreement and the terms and  provisions  of any  applicable  Insurance  Policies follow such  collection  procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage
Loans;  provided  that the  Servicer  shall  always at least  follow  collection procedures that are consistent with or better than standard industry  practices.
Consistent with the foregoing,  the Servicer may in its discretion (i) waive any
assumption  fees,  late  payment  charges,   charges  for  checks  returned  for
insufficient  funds,  prepayment  fees,  if any,  or  other  fees  which  may be collected in the  ordinary  course of servicing  the Mortgage  Loans,  (ii) if a
Mortgagor  is in  default or about to be in  default  because  of a  Mortgagor's financial  condition,  arrange with the  Mortgagor a schedule for the payment of delinquent  payments due on the

                                     59

related Mortgage Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve (12) consecutive months with respect to any Mortgagor or (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies of the comparable mortgage loans subject to such Act.

                  (b) The Servicer shall hold in escrow on behalf of the related
Mortgagor all Prepaid Installments  received by it, and shall apply such Prepaid
Installments as directed by such Mortgagor and as set forth in the related Note.

                  Section 8.3.  Sub-Servicing  Agreements  Between  Servicer and
Sub-Servicers.  The Servicer  may enter into  Sub-Servicing  Agreements  for any servicing and  administration  of Mortgage Loans with any  institution  which is acceptable to the  Certificate  Insurer and which is in compliance with the laws of each state  necessary  to enable it to  perform  its  obligations  under such
Sub-Servicing   Agreement   and  (x)  has  (i)  been   designated   an  approved
seller-servicer  by FHLMC or FNMA for  Mortgage  Loans and (ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the
Certificate  Insurer and the Trustee of the appointment of any  Sub-Servicer and shall  furnish  to the  Certificate  Insurer  and  the  Trustee  a copy  of such
Sub-Servicing  Agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received  payments on Mortgage  Loans when any  Sub-Servicer  has received such payments.  Any such  Sub-Servicing  Agreement  shall be consistent with and not violate the provisions of this Agreement.

                  Section  8.4.  Successor   Sub-Servicers.   The  Servicer  may
terminate  any  Sub-Servicing   Agreement  in  accordance  with  the  terms  and
conditions of such  Sub-Servicing  Agreement and either itself directly  service the  related  Mortgage  Loans or enter  into a  Sub-Servicing  Agreement  with a successor Sub-Servicer that qualifies under Section 8.3.

                  Section 8.5. Liability of Servicer.  The Servicer shall not be
relieved  of  its   obligations   under  this  Agreement   notwithstanding   any
Sub-Servicing  Agreement or any of the provisions of this Agreement  relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer  shall be obligated to the same extent and under the same terms and  conditions  as if it alone were  servicing and  administering  the Mortgage
Loans.  The  Servicer  shall be  entitled  to enter  into any  agreement  with a
Sub-Servicer  for  indemnification  of the  Servicer  by such  Sub-Servicer  and nothing  contained in such  Sub-Servicing  Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

                  Section 8.6. No Contractual  Relationship Between Sub-Servicer
and  Trustee  or  the  Owners.   Any  Sub-Servicing   Agreement  and  any  other
transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the  Sub-Servicer  and the Servicer  alone and the
Certificate  Insurer,  the  Trustee and the Owners  shall not be deemed  parties thereto and shall have no claims,  rights,  obligations,  duties or  liabilities with respect to any Sub-Servicer except as set forth in Section 8.7.

                  Section  8.7.   Assumption  or  Termination  of  Sub-Servicing
Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the

                                       60

Servicer and a Sub-Servicer may be assumed or terminated by the Trustee at its option without the payment of a fee notwithstanding any contrary provision in any Sub-Servicing Agreement.

                  The Servicer shall, upon reasonable request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  Section 8.8. Principal and Interest Account.

                  (a) The Servicer shall establish in the name of the Trust for the benefit of the Owners of the Certificates and maintain at one or more
Designated Depository Institutions one or more Principal and Interest Accounts.

                  Subject  to  Subsection  (c)  below,   the  Servicer  and  any
Sub-Servicer  shall deposit all receipts  related to the Mortgage Loans into the
Principal  and  Interest  Account on a daily  basis (but no later than the first
Business Day after receipt).

                  Subject to Subsection (c) below, within one Business Day following the Startup Day, the Company and/or the Servicer shall deposit into the Principal and Interest Account all receipts related to the related Mortgage
Loans received after the Cut-Off Date.

                  (b) Any  investment  of funds in the  Principal  and  Interest
Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date. All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer on the second
Business Day of the month for the investment earnings for the previous calendar month. The Servicer shall withdraw from the Principal and Interest Account held by the Trustee, on the second Business Day of the month, investment earnings for the previous calendar month. The Servicer shall deposit into the Principal and Interest Account the amount of all losses on investment of funds in the Principal and Interest Account upon request from the Trustee. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of investment earnings.

                  (c) The Servicer  shall  deposit to the Principal and Interest
Account all principal and interest collections on the Mortgage Loans received after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section 8.15 hereof, (ii) principal (including Prepayments) collected on the related Mortgage Loans on or prior to the Cut-Off Date, (iii) interest accruing on the related Mortgage Loans on or prior to the Cut-Off Date and (iv) Net
Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan
Balance of the related Mortgage Loan.

                                       61

                  (d) (i) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

                  (A) to effect the timely remittance to the Trustee of the Monthly Remittance Amounts due on the Remittance
                           Date;

                  (B) to reimburse itself pursuant to Section 8.9(a) hereof for unrecovered Delinquency Advances and Servicing
                           Advances;

                  (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

                  (E)      to clear and  terminate  the  Principal  and Interest
                           Account following the termination of the Trust Estate pursuant to Article IX hereof.

                  (ii) On the Determination Date of each month, commencing in April 1996 the Servicer shall send to the Trustee the Monthly Exception Report, in the form of a computer tape, detailing the payments on the Mortgage Loans during the prior Remittance Period and certifying the amounts and purpose of withdrawals permitted pursuant to (d) above from the Principal and Interest
Account.  Such tape shall  contain the  specified  data, as described in Section
8.26 hereof, and shall be in the form and have the specifications as may be agreed to between the Servicer, the Certificate Insurer and the Trustee from time to time.

                  (iii) On each  Remittance  Date,  commencing in April 1996 the
Servicer shall remit to the Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Certificate Account,
(x) for  Group  I,  the  Group I  Interest  Remittance  Amount  and the  Group I
Principal  Remittance  Amount  and (y) for  Group  II,  the  Group  II  Interest
Remittance Amount and the Group II Principal Remittance Amount.

                  Section 8.9. Delinquency  Advances,  Compensating Interest and
Servicing Advances. (a) The Servicer is required, not later than each Remittance
Date, to deposit into the Principal and Interest Account an amount equal to the sum of (i) the interest due (net of the Servicing Fees due but not collected) and (ii) scheduled principal due, but not collected, with respect to Delinquent
Mortgage Loans during the related Due Period but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances".

                  The  Servicer  shall  be  permitted  to fund  its  payment  of
Delinquency  Advances on any  Remittance  Date and to  reimburse  itself for any
Delinquency Advances paid from the Servicer's own funds, from collections on any
Mortgage Loan deposited to the Principal and Interest Account  subsequent to the related Due Period and shall  deposit into the  Principal  and Interest  Account with respect thereto (i) collections  from the Mortgagor whose  Delinquency gave rise to the shortfall  which resulted in such  Delinquency  Advance and (ii) Net
Liquidation  Proceeds  recovered on account of the related  Mortgage Loan to the extent of the amount of aggregate  Delinquency  Advances related thereto. If not thereto  recovered  from the related  Mortgagor  or the related Net  Liquidation
Proceeds,   Delinquency  Advances  shall  be  recoverable  pursuant  to  Section
7.5(d)(iii)(C).

                                       62

                  (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any Paid-in-Full
Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor an amount equal to the difference between
(x) 30 days'  interest at such  Mortgage  Loan's Coupon Rate (less the Servicing
Fee) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period. Further, the Servicer is not obligated to cover shortfalls in collections in interest due to Curtailments.

                  (c) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of REO Property, but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover
Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (y) as provided in Section 7.5(d)(iii)(C) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage
Loan except as provided pursuant to Section 7.5(d)(iii)(C) hereof.

                  Section 8.10. Purchase of Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 8.13. Any such Loan so purchased shall be purchased by the Servicer not later than the related Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest
Account.

                  Section 8.11. Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan,
(ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

                  (b) If the Mortgage Loan at the time of origination relates to a  Property  in an  area  identified  in the  Federal  Register  by the  Federal
Emergency  Management Agency as having special flood hazards,  the Servicer will cause to be maintained with respect  thereto a flood insurance  policy in a form meeting the  requirements  of the current  guidelines  of the Federal  Insurance
Administration  with a generally  acceptable  carrier in an amount  representing coverage,  and which  provides  for a recovery by the  Servicer on behalf of the
Trust of insurance  proceeds relating to such Mortgage Loan of not less than the least of (i) the  outstanding  principal  balance of the Mortgage Loan, (ii) the minimum amount  required to compensate for damage or loss on a replacement  cost basis and (iii) the maximum  amount of  insurance  that is  available  under the
Flood Disaster  Protection  Act of 1973. The Servicer shall  indemnify the Trust and the Certificate  Insurer out of the Servicer's own funds for any loss to the
Trust
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and the Certificate Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 8.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this
Section 8.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section
8.11 and the amount paid under such blanket policy. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such policy.

                  Section 8.12. Due-on-Sale Clauses; Assumption and Substitution
Agreements.  When  a  Property  has  been  or is  about  to be  conveyed  by the
Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related  Mortgage Loan under any  "due-on-sale"  clause contained in the related
Mortgage or Note;  provided,  however,  that the Servicer shall not exercise any such right if (i) the  "due-on-sale"  clause,  in the  reasonable  belief of the
Servicer,  is  not  enforceable  under  applicable  law  or  (ii)  the  Servicer reasonably  believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Certificate
Insurer.  In such  event,  the  Servicer  shall  enter  into an  assumption  and modification  agreement  with the  person to whom such  property  has been or is about to be  conveyed,  pursuant to which such Person  becomes  liable under the
Note and,  unless  prohibited by applicable law or the Mortgage  Documents,  the
Mortgagor  remains  liable  thereon.  If the  foregoing is not  permitted  under applicable  law,  the Servicer is  authorized  to enter into a  substitution  of liability  agreement with such person,  pursuant to which the original Mortgagor is released  from  liability  and such person is  substituted  as Mortgagor  and becomes liable under the Note;  provided,  however,  that to the extent any such substitution of liability  agreement would be delivered by the Servicer  outside of its  usual  procedures  for  mortgage  loans  held in its own  portfolio  the
Servicer shall,  prior to executing and delivering  such  agreement,  obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed,
shall  conform  in  all  respects  to  the  requirements,   representations  and
warranties  of this  Agreement.  The Servicer  shall notify the Trustee that any such  assumption or  substitution  agreement has been completed by forwarding to the Trustee the original  copy of such  assumption  or  substitution  agreement, which copy shall be added by the  Trustee to the related  File and which  shall, for all  purposes,  be  considered a part of such File to the same extent as all other documents and instruments  constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements.  In connection  with any such  assumption or  substitution  agreement,  the required monthly  payment on the  related  Mortgage  Loan shall not be changed  but shall remain as in effect  immediately  prior to the assumption or  substitution,  the stated maturity or outstanding  principal amount of such Mortgage Loan shall not be changed nor shall any required  monthly  payments of principal or interest be deferred or forgiven.  Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement  shall be retained by or paid to the Servicer as additional  servicing compensation.

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                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 8.13.  Realization Upon Defaulted  Mortgage Loans. (a)
The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of
Section 8.9(c) hereof. The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee and the Certificate Insurer an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, addressed to the Trustee, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

                   Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability
Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

                  (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

                  Section 8.14. Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee

                                       65

a Request for Release. Upon receipt of such Request for Release, the Trustee shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

                  (b) From time to time and as  appropriate  in the servicing of
any  Mortgage  Loan,  including,   without  limitation,   foreclosure  or  other
comparable  conversion  of a Mortgage Loan or  collection  under any  applicable
Insurance  Policy,  the  Trustee  shall  (except  in the case of the  payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Trustee of a Request for  Release,  release the related  File to the  Servicer  and shall  execute  such  documents  as shall be necessary to the
prosecution  of  any  such  proceedings,   including,   without  limitation,  an
assignment  without recourse of the related  Mortgage to the Servicer;  provided that there shall not be released and unreturned at any one time more than 10% of the  entire  number of Files.  The  Trustee  shall  complete  in the name of the
Trustee any endorsement in blank on any Note prior to releasing such Note to the
Servicer.  Such  receipt  shall  obligate the Servicer to return the File to the
Trustee  when the need  therefor  by the  Servicer no longer  exists  unless the
Mortgage Loan shall be liquidated in which case, upon receipt of the liquidation information,  in physical or electronic  form,  the Request for Release shall be released by the Trustee to the Servicer.

                  (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate
Insurer) after any release does not exceed the Combined Loan-to-Value Ratio as of the Cut-Off Date and the Mortgagor's debt-to-income ratio after any release does not exceed the debt-to-income ratio as of the Cut-Off Date and in no event exceeds the maximum debt-to-income levels under the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's
Certificate delivered by the Servicer pursuant to this paragraph.

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                  (d) No costs associated with the procedures  described in this
Section 8.14 shall be an expense of the Trust.

                  Section 8.15. Servicing Compensation.  As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the
Servicing  Fee  with  respect  to  each  Mortgage  Loan.   Additional  servicing
compensation in the form of prepayment charges, release fees, bad check charges,
assumption  fees,  late  payment  charges,   prepayment  penalties,   any  other
servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest  Account  pursuant to Section  8.8(c)(iv) and similar items  shall,  to the extent  collected  from  Mortgagors,  be  retained  by the
Servicer.

                  Section  8.16.  Annual  Statement  as to  Compliance.  (a) The
Servicer,  at its own  expense,  will deliver to the  Trustee,  the  Certificate
Insurer, Standard & Poor's and Moody's, on or before the last day of December of each year, commencing in 1996, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

                  (b) The Servicer shall deliver to the Trustee, the Certificate
Insurer, the Owners and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing
Termination.

                  Section 8.17. Annual Independent Certified Public Accountants'
Reports.  On or before the last day of March of each year,  commencing  in 1997, the  Servicer,  at its own expense,  shall cause to be delivered to the Trustee, the Certificate Insurer,  Standard & Poor's and Moody's a letter or letters of a
firm  of  independent,   nationally-  recognized  certified  public  accountants
reasonably  acceptable to the  Certificate  Insurer  stating that such firm has, with respect to the Servicer's overall servicing operations during the preceding calendar year,  examined such operations in accordance with the  requirements of the Uniform  Single  Audit  Program  for  Mortgage  Bankers,  and in either case stating such firm's conclusions relating thereto.

                  Section 8.18. Access to Certain  Documentation and Information
Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Certificate Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Trustee and in addition shall provide a copy of such computer tape to the Trustee, and the Certificate Insurer at such other times as the Trustee or the Certificate Insurer may reasonably request.

                  Section 8.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the

                                       67

Trustee  and  the  Certificate   Insurer,   which  such  consent  shall  not  be
unreasonably  withheld;  provided,  however,  that any  assignee  must  meet the eligibility  requirements  set forth in Section  8.21(f)  hereof for a successor servicer.  Notice of any such  assignment  shall be given by the Servicer to the
Trustee, the Certificate Insurer and the Rating Agencies.

                  Section 8.20. Events of Servicing Termination. (a) The Trustee or the Certificate Insurer (or the Owners pursuant to Section 6.11 hereof) may remove the Servicer (including any successor entity serving as the Servicer) upon the occurrence of any of the following events:

                         (i) The Servicer shall fail to deliver to the Trustee any proceeds or required payment, which failure continues unremedied for five Business Days following written notice to an Authorized
         Officer of the Servicer from the Trustee or from any Owner;

                        (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing;

                        (iii) If without the application, approval or consent of
         the  Servicer,  a  proceeding  shall  be  instituted  in any  court  of
         competent   jurisdiction,   under  any  law  relating  to   bankruptcy,
         insolvency,  reorganization or relief of debtors, seeking in respect of the  Servicer  an order for relief or an  adjudication  in  bankruptcy, reorganization,  dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee,  receiver,  liquidator,  custodian  or similar  entity  with respect  to the  Servicer  or of all or  any  substantial  part  of its assets, or other like relief in respect thereof under any bankruptcy or insolvency  law,  and, if such  proceeding  is being  contested  by the
         Servicer  in good  faith,  the same shall (A) result in the entry of an order  for  relief  or any  such  adjudication  or  appointment  or (B)
         continue  undismissed  or  pending  and  unstayed  for  any  period  of seventy-five (75) consecutive days;

                        (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than the obligations set out in (i) above) and shall continue in default thereof for a period of sixty (60) days after the earlier of (x) notice by the Trustee or the Certificate
         Insurer of said failure or (y) actual knowledge of an officer of the Servicer; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or

                         (v) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the

                                       68

         reasonable   satisfaction  of  the  Certificate   Insurer  that  it  is
         diligently  pursuing  remedial  action,  then  the cure  period  may be extended with the written approval of the Certificate Insurer.

                  (b) The Certificate Insurer may remove the Servicer upon the occurrence of any of the following events:

                        (i) a Group I Total Available Funds Shortfall or a Group
         II  Total  Available  Funds  Shortfall;  provided,  however,  that  the
         Certificate Insurer shall have no right to remove the Servicer under this clause (i) if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that such event was due to circumstances beyond the control of the Servicer;

                        (ii) the failure by the  Servicer  to make any  required
         Servicing Advance;

                        (iii) the failure by the Servicer to perform any one or more of its obligations hereunder, which failure materially and adversely affects the interests of the Certificate Insurer, and the continuance of such failure for a period of 30 days or such longer period as agreed to in writing by the Certificate Insurer.

                        (iv) the failure by the  Servicer  to make any  required
         Delinquency Advance or to pay any Compensating Interest;

                        (v) if on any Payment Date the Pool Rolling  Three Month
         Delinquency Rate exceeds 7.0%;

                       (vi) if on any Payment Date occurring in March of any year, commencing in March 1997, the aggregate Pool Cumulative Realized
         Losses over the prior twelve  month  period  exceed 2.0% of the average
         Pool Principal Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

                       (vii) (a) if on any of the first 60 Payment Dates from the Startup Day the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods since the Startup Day exceed 6.625% of the Pool Principal Balance as of the Cut-Off Date and (b) if on any Payment
         Date thereafter the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods from the Startup Day exceed 9.9375% of the Pool Principal Balance as of the Cut-Off Date, provided, however, with respect to clauses (v), (vi) and (vii), if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that any such event was due to circumstances beyond the control of the Servicer, such event shall not be considered an event of termination of the Servicer.

Upon the Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Servicer, the Trustee shall so notify in writing an Authorized Officer of the Servicer and the Certificate
Insurer as soon as is reasonably practical.

                  (c) In the case of clauses (i),  (ii),  (iii),  (iv) or (v) of
Subsection (b) the Owners of Certificates evidencing not less than 33 1/3% of the aggregate Class A Certificate Principal Balance (with the consent of the Certificate Insurer) by notice then given in writing to the Servicer (and a copy to the Trustee) may terminate all of the rights and obligations of the Servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the repurchase of Mortgage Loans pursuant to Section 3.4 shall not terminate. The Trustee shall mail a copy of any notice

                                       69

given by it  hereunder  to the Rating  Agencies.  On or after the receipt by the
Servicer of such written  notice,  all authority and power of the Servicer under this Agreement,  whether with respect to the  Certificates or the Mortgage Loans or otherwise,  shall without further action pass to and be vested in the Trustee
(for this  purpose,  the term includes an affiliate  thereof) or such  successor
Servicer as may be appointed hereunder, and, without limitation,  the Trustee is hereby  authorized and empowered  (which authority and power are coupled with an interest  and  are  irrevocable)  to  execute  and  deliver,  on  behalf  of the predecessor  Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination,  whether to complete  the  transfer  and  endorsement  of the  Mortgage  Loans  and  related documents or  otherwise.  The  predecessor  Servicer  shall  cooperate  with the
successor   Servicer  or  the  Trustee  in  effecting  the  termination  of  the responsibilities  and rights of the  predecessor  Servicer  under this Agreement including  the  transfer  to  the  successor  Servicer  or to  the  Trustee  for administration  by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter be received with respect to a Mortgage Loan. All reasonable costs and expenses  (including  attorneys' fees)
incurred in connection with transferring the Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer  pursuant to this
Section 8.20 shall be paid by the  predecessor  Servicer  upon  presentation  of reasonable documentation of such costs and expenses.

                  (d) If any event described in subsections (a) or (b) above occurs and is continuing, during the 30 day period following receipt of notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such event is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate
Insurer conclude that the event is the result of the latter, the Servicer may not be terminated, unless and until some other event set forth in subsection (a) or (b) has occurred and is continuing. If the Trustee and the Certificate
Insurer  conclude  that the event is the result of the former,  the  Certificate
Insurer may terminate the Servicer in accordance with this Section, and the Trustee shall act as successor Servicer, provided that the Trustee shall have until the 30th day following the date of receipt of notice of the event to appoint a successor Servicer pursuant to this Section.

                  If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the event, the decision of the Certificate Insurer shall control;
provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

                  The  Certificate  Insurer  agrees to use its best  efforts  to
inform  the  Trustee  of  any  materially  adverse  information   regarding  the
Servicer's  servicing  activities that comes to the attention of the Certificate
Insurer from time to time.

                  Section  8.21.  Resignation  of Servicer  and  Appointment  of
Successor.  (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 8.20 or the Servicer's  resignation in accordance with the terms of this
Section 8.21, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Certificate Insurer and the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and

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accompanying Opinion of Counsel. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, the Trustee shall appoint a successor Servicer and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee and the Certificate Insurer, with copies to the Certificate Insurer and the Rating
Agencies.

                  (b) The  Servicer  shall not resign from the  obligations  and duties  hereby  imposed  on it,  except (i) upon  determination  that its duties hereunder  are no longer  permissible  under  applicable  law or are in material conflict by reason of applicable law with any other activities carried on by it, the other  activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) upon
written  consent  of  the  Certificate   Insurer  and  the  Trustee.   Any  such
determination  permitting the  resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee and the Certificate Insurer.

                  (c) No removal or resignation of the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

                  (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor Servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage
Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

                  (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee, or the successor Servicer.

                  (f) Upon removal or resignation  of the Servicer,  the Trustee
(x) shall solicit bids for a successor Servicer as described below and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for second mortgage loans and having equity of not less than $15,000,000 or such lower level as may be acceptable to the Certificate Insurer as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the Certificate Insurer and Rating Agencies. The compensation of any successor
Servicer (including, without limitation, the Trustee) so appointed shall be the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15; provided, however, that if the Trustee acts as successor Servicer, then the former Servicer agrees to pay to the Trustee at such time that the Trustee becomes such successor Servicer a set-up fee of twenty-five dollars
($25.00) for each Mortgage Loan then included in the Trust Estate. The Trustee shall be obligated to serve as successor Servicer whether or not the fee described in the preceding sentence is paid by the Company, but shall in any event be entitled to receive, and to enforce payment of, such fee from the former Servicer.

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                  (g) In the event the Trustee  solicits bids as provided above, the Trustee shall solicit,  by public  announcement,  bids from housing and home finance  institutions,  banks and mortgage  servicing  institutions  meeting the qualifications set forth above. Such public  announcement shall specify that the successor  Servicer  shall be  entitled  to the  full  amount  of the  aggregate
Servicing  Fees as servicing  compensation,  together  with the other  servicing compensation  in the form of assumption  fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15.  Within  thirty days after any such public announcement,  the Trustee  shall  negotiate  and effect the sale,  transfer and assignment  of  the  servicing  rights  and  responsibilities  hereunder  to the qualified  party  submitting the highest  satisfactory  bid as to the price they will pay to  obtain  such  servicing.  The  Trustee  shall  deduct  from any sum received by the Trustee  from the  successor  to the Servicer in respect of such sale,  transfer and assignment all costs and expenses of any public announcement
and  of  any  sale,   transfer  and  assignment  of  the  servicing  rights  and responsibilities  hereunder.  After such  deductions,  the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale.

                  (h) The Trustee and such successor shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the Servicer as required by subsection (j) below. The Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  (i) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency
Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (e)) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Mortgage Loans.

                  (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Servicer.

                  (k) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to
Section 8.27 and shall be entitled to the Monthly Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer

                                       72

be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

                  (l) The Trustee shall give notice to the Certificate Insurer, Moody's and Standard & Poor's and the Owners of the occurrence of any event specified in Section 8.20 of which a Responsible Officer of the Trustee has actual knowledge.

                  Section 8.22. Waiver of Past Events of Servicing  Termination.
Subject to the rights of the Certificate Insurer pursuant to Section 8.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of at least 51% of the Class A Certificate Principal
Balance may, on behalf of all Owners of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Principal and Interest Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 8.23.  Inspections by Certificate Insurer;  Errors and
Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

                  (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

                  Section 8.24. Merger, Conversion,  Consolidation or Succession
to Business of Servicer.  Any corporation  into which the Servicer may be merged or converted or with which it may be consolidated, or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation  succeeding to all or  substantially  all of the business of the Servicer  shall be the successor of the Servicer  hereunder, without the  execution  or filing of any paper or any further act on the part of
any  of  the  parties   hereto   provided  that  such   corporation   meets  the
qualifications set forth in Section 8.21(f).

                  Section 8.25. Notices of Material Events. The Servicer shall give prompt notice to the Certificate Insurer, the Trustee, Moody's and Standard
& Poor's of the occurrence of any of the following events:

                  (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Company, any Originator or the Servicer under any Transaction
Document or would constitute a material breach of a representation, warranty or covenant under any Transaction Document;

                  (b) The submission of any claim or the initiation of any legal process,  litigation or  administrative  or judicial  investigation  against the
Company  or the  Servicer  in any  federal,  state or local  court or before any governmental  body or  agency  or  before  any  arbitration  board  or any  such
proceedings   threatened  by  any  governmental  agency,   which,  if  adversely
determined,  would have a material  adverse

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effect upon any the Company's or the Servicer's ability to perform its obligations under any Transaction Document;

                  (c) The commencement of any proceedings by or against the Company or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Company or the Servicer; and

                  (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Company's or the Servicer's business that the Company or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Company or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Company's or the Servicer's business or its ability to perform under the Transaction
Documents or materially and adversely affect the financial affairs of the Company or the Servicer.

                  Section   8.26.   Monthly   Servicing   Report  and  Servicing
Certificate.  (a) The Servicer shall,  not later than the related  Determination
Date,  deliver to the  Depositor,  the  Trustee  and the  Certificate  Insurer a
Monthly  Servicing  Report  relating to the Group I Mortgage Loans and a Monthly
Servicing  Report  relating to the Group II Mortgage Loans in computer  readable format stating the following:

                           (i)  As to  the  related  Due  Period,  the  Interest
         Remittance Amount (in both cases specifying the (a) scheduled  interest
         collected;   (b)  Delinquency   Advances  relating  to  interest;   (c)
         Compensating Interest paid; and (d) the Principal Remittance Amount (in both  cases  specifying  the (a)  scheduled  principal  collected;  (b)
         Delinquency  Advance relating to Mortgage  principal;  (c) Prepayments;
         (d) Loan Balance of Loans repurchased;  (e) Substitution  Amounts;  and
         (f) Net Liquidation Proceeds (related to principal);

                           (ii) With respect to the related Remittance period, the Servicing Fee payable to the Servicer;


                           (iii) With respect to the related Remittance period, the net scheduled principal and interest payments remitted by the Servicer to the Principal and Interest Account;

                           (iv) The scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the related Remittance Period;

                           (v) The number and aggregate Loan Balances (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Mortgage Loans delinquent, if any, (i) 31-60 days,
         (ii) 61-90 days and (iii) 91 days or more, respectively, as of the last day of the related Remittance Period;

                           (vi) The number and aggregate Loan Balances of Mortgage Loans, if any, in foreclosure and the book value (within the meaning of 12 Code of Federal Regulations Section 571.13 or any comparable provision) of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period;

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                           (vii) The Loan Balances (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of the related Remittance Period;

                           (viii)  Liquidation   Proceeds  received  during  the
         related Remittance Period;

                           (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                           (x) Liquidation  Expenses incurred during the related
         Remittance  Period  which  are  not  being  deducted  from  Liquidation
         Proceeds or  otherwise  being  charged to the  Principal  and  Interest
         Account with respect to such Determination Date;

                           (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

                           (xii)  Insurance  payments  received  from  Insurance
         Policies during the related Remittance Period;

                           (xiii) The number of Mortgage Loans and the aggregate scheduled Loan Balances as of the last day of the Due Period relating to the Payment Date;

                           (xiv) The Group I Total Available Funds and the Group
         II Total Available Funds for each Remittance Date;

                           (xv) The number and aggregate  Loan Balances and Loan
         Purchase Prices of Mortgage Loans required to be repurchased by the Company or purchased by the Servicer as of the Replacement Cut-Off Date occurring during the Remittance Period preceding such Date;

                           (xvi) The number and aggregate Loan Balances of Mortgage Loans (at the time they became Defaulted Mortgage Loans) which are being carried as REO Properties;

                           (xvii) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and any unreimbursed
         Delinquency Advances as of such Payment Date;

                           (xviii) The weighted average Coupon Rates of the Group I and Group II Mortgage Loans, respectively;

                           (xix) The Monthly Exception Report;

                           (xx) The amount of any Substitution Amounts delivered by the Company;

                           (xxi) The number and aggregate Loan Balances of Mortgage Loans, if any, in bankruptcy proceedings as of the last day of related Remittance Period;

                           (xxii)   The  amount  of   unreimbursed   Delinquency
         Advances made by the Servicer;

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                           (xxiii) The amount of unreimbursed Servicing Advances made by the Servicer;

                           (xxiv) Unpaid Servicing Fees;

                           (xxv) The amount of Compensating Interest to be paid by the Servicer during the related Remittance Period;

                           (xxvi) The weighted average net Coupon Rate of the Mortgage Loans; and

                           (xxvii) Any other information reasonably requested by the Certificate Insurer.

                  (b) On each Payment Date, the Trustee shall provide to the Depositor, the Certificate Insurer, the Underwriter, the Company, Standard &
Poor's and Moody's a written report in substantially the form set forth as Exhibit J hereto (the "Servicing Certificate") with respect to each Mortgage
Loan Group, as such form may be revised by the Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information required under Section 7.8 hereof, based solely on information contained in the Monthly Servicing Report.

                  Section 8.27. Indemnification by the Company. The Company agrees to indemnify and hold the Trustee, the Certificate Insurer, the Depositor and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Company to perform its duties under this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Company shall assume (with the consent of the Certificate Insurer and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Servicer, the Company, the Trustee and/or
Owner in respect of such claim.

                  Section 8.28. Indemnification by the Servicer. The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer, the Depositor and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Servicer, the Trustee and/or Owner in respect of such claim.

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                                   ARTICLE IX

                              TERMINATION OF TRUST

                  Section 9.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earlier of
(i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the Trust is effected as described below or (iii) as described in Section 9.2, 9.3 and 9.4 hereof. To effect a termination of this Agreement pursuant to clause (ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation for both Mortgage Loan
Groups, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in
Section 11.5 hereof.

                  Section 9.2.  Termination Upon Option of Servicer.  (a) On any
Remittance  Date on or after the Remittance  Date on which the  then-outstanding aggregate  Loan Balances of the Mortgage  Loans in the Trust Estate is less than or equal to ten percent of the Original  Aggregate  Loan  Balance,  the Servicer
acting  directly or through one or more affiliates may determine to purchase and may cause the purchase  from the Trust of all (but not fewer than all)  Mortgage
Loans in the Trust  Estate and all property  theretofore  acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then  remaining  in the  Trust  Estate  at a price  equal  to the sum of (w) the greater of (i) 100% of the aggregate Loan Balances of the related Mortgage Loans as of the Due  Date  which  immediately  follows  the  last  day of the  related
Remittance  Period  immediately  preceding the day of purchase  minus the amount actually remitted by the Servicer  representing  collections of principal on the
Mortgage Loans during the related  Remittance Period and Due Period and (ii) the greater  of (A) the fair  market  value  of such  Mortgage  Loans  (disregarding accrued  interest)  and  (B) the  aggregate  outstanding  Certificate  Principal
Balance, (x) one month's interest on the purchase price computed at the weighted average  Pass-Through  Rate  for the  Class  A  Certificates,  (y)  the  related
Reimbursement  Amount,  if any, as of such Remittance Date and (z) the aggregate
amount  of  any   Delinquency   Advances  and   Servicing   Advances   remaining
unreimbursed,  together with any accrued and unpaid  Servicing  Fees, as of such
Remittance Date (such amount, the "Termination  Price"). In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

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                  (b) In connection with any such purchase, the Servicer shall provide to the Trustee an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer to the effect that such purchase constitutes a Qualified Liquidation of the Trust Estate.

                  (c) Promptly following any such purchase, the Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 8.14 hereof.

                  (d) If the Servicer does not exercise its option pursuant to this Section 9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

                  Section  9.3.  Termination  Upon  Loss of  REMIC  Status.  (a)
Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the Certificate Insurer or the Owners of a majority in Percentage Interest represented by the Class A Certificates then Outstanding with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage
Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit in the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (b)  Upon  receipt  of such  direction  from  the  Certificate
Insurer, the Trustee shall notify the holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Owner of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option
Period"), at their option,  purchase from the Trust all (but not fewer than all)
Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

                  (c) If, during the Purchase  Option Period,  the Owners of the
Class R Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Certificate Insurer or the Owners of the Class A
Certificates, with the consent of the Certificate Insurer have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust
Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of such liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Certificate
Insurer or the Owners of the Class A Certificates, with the consent of the Certificate Insurer shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate

                                       78

Insurer shall, on any Remittance Date within 60 days, purchase all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (d) Following a Final Determination,  the Owners of a majority of the Percentage  Interest of the Class R Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class
A Certificates and the Certificate  Insurer of an opinion of counsel experienced in federal income tax matters acceptable to the Certificate  Insurer selected by the  Owners of such  Class R  Certificates  which  opinion  shall be  reasonably satisfactory  in form and substance to the  Certificate  Insurer,  to the effect that the effect of the Final  Determination  is to  increase  substantially  the probability  that the gross  income  of the Trust  will be  subject  to  federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure,  deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust  Estate at a purchase  price  equal to the  Termination  Price.  In connection  with such  purchase,  the  Servicer  shall  remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the
Certificate Account,  which deposit shall be deemed to have occurred immediately preceding  such  purchase.  The foregoing  opinion shall be deemed  satisfactory unless the Certificate  Insurer gives the Owners of a majority of the Percentage
Interest  of  the  Class  R  Certificates   notice  that  such  opinion  is  not
satisfactory within thirty days after receipt of such opinion.

                  In connection with any such purchase, such Owners shall direct the Trustee to adopt a plan of complete liquidation as contemplated by Section
860F(a)(4) of the Code and shall provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation.

                  Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Certificate Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Servicer from the proceeds of the Trust Estate.

                  Section  9.5.  Netting of  Amounts.  If any Person  paying the
Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.

                                    ARTICLE X

                                   THE TRUSTEE

                  Section 10.1.  Certain  Duties and  Responsibilities.  (a) The
Trustee  (i)  undertakes  to perform  such  duties  and only such  duties as are
specifically  set  forth  in  this  Agreement,   and  no  implied  covenants  or
obligations  shall be read into this  Agreement  against the Trustee and (ii) in the absence of bad faith on its part, may conclusively  rely, as to the truth of the  statements  and the  correctness of the opinions  expressed  therein,  upon
certificates   or  opinions   furnished   pursuant  to  and  conforming  to  the
requirements  of this  Agreement;  but in the case of any such  certificates  or opinions which by any

                                       79

provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (b) Following the termination of the Servicer hereunder and pending the appointment of any other Person as successor Servicer, the Trustee
(for this purpose, the term includes an affiliate thereof) is hereby empowered to perform the duties of the Servicer hereunder and shall, for such period, have all of the rights of the Servicer; it being expressly understood, however, by all parties hereto, and the Owners, agree, prior to any termination of the Servicer pursuant to Section 8.21, the Servicer shall perform such duties.
Specifically, and not in limitation of the foregoing, the Trustee shall upon termination or resignation of the Servicer, and pending the appointment of any other Person as successor Servicer, have the power and duty during its performance as successor Servicer:

                  (i)      to collect Mortgage payments;

                  (ii)     to foreclose on defaulted Mortgage Loans;

                  (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.12 hereof;

                  (iv)     to deliver  instruments of  satisfaction  pursuant to
                           Section 8.14 hereof;

                  (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, and

                  (vi)     to enforce the Mortgage Loans.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    the Trustee  shall not be liable with  respect to any
                           action  taken  or  omitted  to be taken by it in good
                           faith  in  accordance   with  the  direction  of  the
                           Certificate Insurer or of the Owners of a majority in
                           Percentage   Interest  of  the  Certificates  of  the
                           affected Class or Classes and the Certificate Insurer
                           relating to the time,  method and place of conducting
                           any  proceeding  for  any  remedy  available  to  the
                           Trustee,  or exercising any trust or power  conferred
                           upon the Trustee,  under this  Agreement  relating to
                           such Certificates;

                  (iv) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained

                                       80

                           in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

                  (v)      Subject to the other provisions of this Agreement and
                           without limiting the generality of this Section 10.1,
                           the  Trustee  shall  have  no  duty  (A) to  see  any
                           recording, filing, or depositing of this Agreement or
                           any  agreement  referred  to herein or any  financing
                           statement  or  continuation  statement  evidencing  a
                           security  interest,  or to see to the  maintenance of
                           any such  recording or filing or depositing or to any
                           rerecording, refiling or redepositing of any thereof,
                           (B) to see to any insurance (C) to see to the payment
                           or  discharge  of  any  tax,  assessment,   or  other
                           governmental charge or any lien or encumbrance of any
                           kind  owing  with  respect  to,  assessed  or  levied
                           against,  any part of the  Trust  Estate  from  funds
                           available in the Certificate  Account, (D) to confirm
                           or verify the contents of any reports or certificates
                           of the Servicer  delivered to the Trustee pursuant to
                           this Agreement  believed by the Trustee to be genuine
                           and to have been  signed or  presented  by the proper
                           party or parties;

               (vi)        The Trustee shall not be  accountable  for the use or
                           application  of any funds paid to the  Company or the
                           Servicer  in  respect  of  the   Mortgage   Loans  or
                           withdrawn from the Principal and Interest  Account or
                           the  Certificate   Account  by  the  Company  or  the
                           Servicer; and

              (vii)        The  Trustee  shall not be required to take notice or
                           be deemed to have notice or  knowledge of any default
                           or any of the events described in Section 8.20 unless
                           a  Responsible  Officer  of the  Trustee  shall  have
                           received  written  notice  thereof  or a  Responsible
                           Officer has actual knowledge thereof.  In the absence
                           of  receipt  of  such   notice,   the   Trustee   may
                           conclusively   assume   that  no   default  or  event
                           described in Section 8.20 has occurred.

                  (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

                  (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against

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any and all costs and expenses, outlays, counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

                  Section 10.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms hereof; or

         (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Company, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by the Class R Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

         (3)      a  decree  or  order  of a  court  or  agency  or  supervisory
                  authority  having   jurisdiction  for  the  appointment  of  a
                  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt, marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

         (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

         (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take corporate action for the purpose of any of the foregoing.

                  The Company shall give to Moody's and Standard & Poor's notice of the occurrence of any such event of which the Company is aware.

                  (b) If any event described in Paragraph (a) occurs and is continuing, then and in every such case (i) the Certificate Insurer or (ii) with the prior written consent (which shall not be unreasonably withheld) of the Certificate Insurer (x) the Company or (y) the Owners of a majority of the Percentage

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Interests represented by the Class A Certificates may, whether or not the Trustee resigns pursuant to Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of Section
10.9 hereof.

                  Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Depositor, the Company, the Certificate Insurer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

                  (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's
         Certificate;

                  (d) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.
         The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand by the Trustee from the Servicer's own funds;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder;

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                  (h) the Trustee shall not be personally liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement;

                  (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                  (j) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder; and

                  Section  10.4.  Not  Responsible  for  Recitals or Issuance of
Certificates. The recitals and representations contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, of the Mortgage Loans or any document relating thereto other than as to validity and sufficiency of its authentication of the Certificates.

                  Section 10.5. May Hold Certificates. The Trustee or any agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such agent.

                  Section 10.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                  Section 10.7. No Lien for Fees. The Trustee shall have no lien on the Trust Estate for the payment of any fees and expenses.

                  Section 10.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America or any such State having a rating or ratings acceptable to the Certificate Insurer and having a long-term deposit rating of at least BBB from Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's) and at least Baa2 from Moody's
(or such lower rating as may be acceptable to Moody's). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Company with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

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                  Section  10.9.   Resignation   and  Removal;   Appointment  of
Successor.  (a) No resignation or removal of the Trustee and no appointment of a successor  trustee  pursuant to this Article X shall become  effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

                  (b)  The  Trustee,   or  any  trustee  or  trustees  hereafter
appointed, may resign at any time by giving written notice of resignation to the
Company  and by  mailing  notice of  resignation  by  registered  mail,  postage prepaid,  to the Certificate Insurer and the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to
Moody's and Standard & Poor's. Upon receiving notice of resignation, the Company shall promptly appoint a successor trustee or trustees reasonably  acceptable to the Certificate  Insurer evidenced by its written consent by written instrument, in duplicate,  executed on behalf of the Trust by an  Authorized  Officer of the
Company,  one copy of which  instrument  shall be  delivered  to the  Trustee so resigning  and one copy to the  successor  trustee or trustees.  If no successor trustee shall have been  appointed by the Company and have accepted  appointment within 30 days after the giving of such notice of resignation, the Trustee shall give  notice to the  Certificate  Insurer of such  failure  and the  Certificate
Insurer  shall have an  additional  30 days to appoint a successor  trustee.  If after such time no successor has been  appointed and accepted then the resigning trustee may petition any court of competent  jurisdiction for the appointment of a  successor  trustee,  or any Owner may,  on behalf of  himself  and all others similarly  situated,  petition any such court for the appointment of a successor trustee.  Such court may  thereupon,  after such notice,  if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (c) If at any time the Trustee shall cease to be eligible under Section 10.8 hereof and shall fail to resign after written request therefor by the Company or by the Certificate Insurer, the Certificate Insurer or the Company with the written consent of the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (d) The Owners of a majority of the Percentage Interests represented by the Class A Certificates, or, if there are no Class A
Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Company and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Section
11.3 hereof.

                  (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

                  (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Company shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Owners of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interest of the Class R Certificates delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor
Trustee and  supersede  the successor  Trustee  appointed by the

                                     85

Company. If no successor Trustee shall have been so appointed by the Company or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (g) The Company shall give notice of any removal of the Trustee by mailing notice of such event by registered mail, postage prepaid, to the Certificate Insurer and to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

                  Section 10.10. Acceptance of Appointment by Successor Trustee.
Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company on behalf of the Trust, to the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Company, the Certificate Insurer or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor Trustee, the Company on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register and to the Certificate Insurer. The Company shall send a copy of such notice to Moody's and Standard & Poor's. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article X.

                  Section 10.11. Merger, Conversion, Consolidation or Succession
to  Business of the  Trustee.  Any  corporation  or  association  into which the
Trustee may be merged or  converted  or with which it may be  consolidated,  any
corporation   or   association   resulting   from  any  merger,   conversion  or
consolidation  to which  the  Trustee  shall be a party  or any  corporation  or association  succeeding  to all or  substantially  all  of the  corporate  trust business of the Trustee shall be the successor of the Trustee hereunder, without the  execution  or filing of any paper or any  further act on the part of any of the parties  hereto;  provided,  however,  that such  corporation or association shall be  otherwise  qualified  and  eligible  under this Article X. In case any
Certificates  have been  executed,  but not  delivered,  by the Trustee  then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such  execution  and deliver the  Certificates  so executed  with the same effect as if such successor Trustee had itself executed such Certificates.

                  Section 10.12. Reporting; Withholding. The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury

                                       86

regulations  as  determined  by the Company and shall  withhold,  as required by
applicable  law,  federal,   state  or  local  taxes,  if  any,   applicable  to
distributions  to the Owners,  including  but not limited to backup  withholding under  Section  3406 of the Code and the  withholding  tax on  distributions  to foreign investors under Sections 1441 and 1442 of the Code.

                  Section 10.13. Liability of the Trustee. The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Company, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.
Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Company and Servicer covenant and agree to indemnify the Trustee and the Certificate
Insurer, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. The Trustee and the Certificate Insurer and any director, officer, employee or agent thereof may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. Provisions of this Section 10.13 shall survive the termination of this Agreement.

                  Section 10.14.  Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-Trustee or co- Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate
Trustees of any part of the Trust Estate and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust
Estate,  or any part  thereof,  and,  subject  to the other  provisions  of this
Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Sections 8.20(a) or 8.20(b) shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment (with the written consent of the Certificate
Insurer). No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 10.8 and no notice to Owner of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

                  Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                     (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that

                                       87

         under any law of any  jurisdiction  in which any particular act or acts are to be  performed  (whether as Trustee  hereunder or as successor to
         the  Servicer   hereunder),   the  Trustee  shall  be   incompetent  or
         unqualified  to perform  such act or acts,  in which event such rights, powers,  duties and obligations  (including the holding of title to the
         Trust Estate or any portion thereof in any such jurisdiction)  shall be exercised and performed  singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

                     (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

                     (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  Any  separate   Trustee  or  co-Trustee   may,  at  any  time,
constitute  the  Trustee,  its agent or  attorney-in-fact,  with full  power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts shall vest in and be exercised  by  the  Trustee,  to  the  extent  permitted  by  law,  without  the appointment of a new or successor Trustee.

                  The Trustee shall give to Moody's, the Company and the Certificate Insurer notice of the appointment of any Co-Trustee or separate
Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Company, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Company, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

                  Except  as  otherwise   specifically   provided  herein,  each
certificate  or opinion with respect to compliance  with a condition or covenant provided for in this Agreement shall include:

                                       88

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Company or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Company or of the Servicer, unless such Authorized
Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 11.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

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                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Certificates shall be proved by the Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

                  Section 11.4. Notices, etc. to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to or filed with the Trustee by any Owner, the Certificate Insurer or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

                  Section  11.5.  Notices  and  Reports  to  Owners;  Waiver  of
Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

                                       90

                  Section 11.6. Rules by Trustee and the Company. The Trustee may make reasonable rules for any meeting of Owners. The Company may make reasonable rules and set reasonable requirements for its functions.

                  Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

                  Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 11.10. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

                  Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  Section 11.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error on the part of the Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use,

                                     91

forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

                  Section 11.14. Amendment.  (a) The Trustee, the Depositor, the
Company and the Servicer, may at any time and from time to time, with the prior approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement for the purposes of
(i) removing the restriction against the transfer of a Class R Certificate to a Disqualified Organization (as such term is defined in the Code) if accompanied by an approving opinion of counsel experienced in federal income tax matters addressed to the Certificate Insurer and the Trustee, (ii) complying with the requirements of the Code including any amendments necessary to maintain REMIC status of the assets of the Trust treated as a REMIC hereunder, (iii) curing any ambiguity and (iv) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement; provided that prior to the effectiveness of such amendment, the Company either (A) delivers an opinion of counsel acceptable to the Trustee and the Certificate
Insurer that such amendment will not adversely affect in any material respect the interest of the Owners and the Certificate Insurer or (B) delivers a letter from each Rating Agency stating that such amendment will not result in a withdrawal or reduction of the rating of the Class A Certificates without regard to the Certificate Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then outstanding or (c) which affects in any manner the terms or provisions of the Certificate Insurance Policy.

                  (b) This Agreement may be amended from time to time by the Servicer, the Company, the Depositor and the Trustee with the consent of the Certificate Insurer (which consent shall not be withheld if, in an opinion of counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Owners) and the Owners of a 66 2/3% of the Class A Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall be made that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Owner of such Certificate or reduce the percentage for each Class the Owners of which are required to consent to any such amendment without the consent of the Owners of 100% of each Class of Certificates affected thereby.

                  (c) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters and reasonably acceptable to the Certificate Insurer addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the Trust as a REMIC.

                  (d) The Certificate Insurer, the Owners,  Moody's and Standard
& Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

                  Section 11.15. REMIC Status; Taxes. (a) The Tax Matters Person
shall  prepare and file or cause to be filed with the Internal  Revenue  Service
federal  tax  or  information   returns  with  respect  to  the  Trust  and  the
Certificates  containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations and shall furnish to Owners such  statements

                                       92

or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters
Person shall indicate the election to treat the Trust as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Company, as Tax Matters Person appointed pursuant to Section
11.17 hereof,  shall sign all tax  information  returns  filed  pursuant to this
Section 11.15. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Disqualified Organization, an agent of a Disqualified Organization or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax
Matters Person with respect to the Trust or the Certificates.

                  (b) The Tax Matters Person shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Company with respect to such allocation of expenses. The Tax Matters
Person shall collect any forms or reports from the Owners determined by the Company to be required under applicable federal, state and local tax laws.

                  (c) The Tax  Matters  Person  shall  provide  to the  Internal
Revenue  Service and to persons  described in Section  860E(e)(3) and (6) of the
Code  the  information   described  in  Proposed  Treasury   Regulation  Section
1.860D-1(b)(5)(ii),  or any successor regulation thereto.  Such information will be provided in the manner  described  in Proposed  Treasury  Regulation  Section
1.860E(2)(a)(5), or any successor regulation thereto.

                  (d) The Company  covenants and agrees that within ten Business
Days after the Startup Day it shall provide to the Tax Matters Person any information necessary to enable the Tax Matters Person to meet its obligations under subsections (b) and (c) above.

                  (e) The Trustee, the Depositor, the Company and the Servicer each covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of "REMIC" status for the Trust (ii) not to engage in any "prohibited transaction", as such term is defined in Section
860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the Trust of any other taxes under the Code.

                  (f) The Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

                  (g) Except as otherwise permitted by Section 7.6(b) hereof, no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

                  (h) Neither the Company nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which

                                       94

fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

                  (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Company may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trustee or cause a termination of REMIC status for the Trust; provided, however, that such transaction is otherwise permitted under this Agreement.

                  Section 11.16. Additional Limitation on Action and Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Trust, (i) sell any assets in the Trust
Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement.

                  (b) In the  event  that  any  tax is  imposed  on  "prohibited transactions" of the Trust as defined in Section  860F(a)(2) of the Code, on the
"net  income from  foreclosure  property"  as defined in Section  860G(c) of the
Code, on any contribution to the Trust after the Startup Day pursuant to Section
860G(d)  of the Code or any other tax (other  than any  minimum  tax  imposed by
Sections  23151(a) or 23153(a) of the  California  Revenue and Taxation Code) is
imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results  from a breach  by the  Trustee  of any of its  obligations  under  this
Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the  Servicer of any of its  obligations  under this  Agreement  or (iii) the
Owners of the Class R Certificates in proportion to their Percentage  Interests.
To the  extent  such  tax is  chargeable  against  the  Owners  of the  Class  R
Certificates,  notwithstanding  anything to the contrary  contained herein,  the
Trustee is hereby authorized to retain from amounts  otherwise  distributable to the Owners of the Class R Certificates on any Payment Date  sufficient  funds to reimburse  the  Trustee  for the  payment  of such tax (to the  extent  that the
Trustee has not been previously reimbursed or indemnified therefor). The Trustee agrees  to  first  seek  indemnification  for any  such  tax  payment  from  any
indemnifying   parties  before   reimbursing   itself  from  amounts   otherwise
distributable to the Owners of the Class R Certificates.

                  Section  11.17.  Appointment  of  Tax  Matters  Person.  A Tax
Matters Person will be appointed for the Trust for all purposes of the Code, and such Tax Matters Person will perform, or cause to be performed through agents, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Tax Matters
Person  for  the  Trust  shall  be the  Company  as  long  as it  owns a Class R
Certificate or, if the Company does not own a Class R Certificate, may be any other entity selected by the Company that owns a Class R Certificate.

                  Section  11.18.  The  Certificate   Insurer.  The  Certificate
Insurer is a third-party  beneficiary of this Agreement.  Any right conferred to the  Certificate  Insurer  shall be  suspended  during  any  period in which the
Certificate  Insurer  is  in  default  in  its  payment  obligations  under  the
Certificate Insurance Policies.  During any period of suspension the Certificate
Insurer's  rights hereunder shall vest in the Owners of the Class A Certificates and shall be  exercisable  by the  Owners of at least a majority  in  Percentage
Interest of the Class A Certificates then Outstanding. At such time as the Class
A Certificates are no longer Outstanding  hereunder and the Certificate  Insurer has been reimbursed for all

                                       94

Insured Payments to which it is entitled hereunder, the Certificate Insurer's rights hereunder shall terminate.


                  Section  11.19.  Maintenance of Records.  Each  Originator and
Owner of a Class R Certificate shall each continuously keep an original executed counterpart of this Agreement in its official records.

                  Section 11.20. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Trustee:               Bankers Trust Company of California, N.A.
                                    3 Park Plaza, 16th Floor
                                    Irvine, California  92714
                                    Attention:  First Alliance Mortgage
                                           Loan Trust, Series 1996-1
                                    Tel:  (714) 253-7575
                                    Fax:  (714) 253-7577

         The Company:               First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92714-6203
                                    Attention:  Director:  Secondary Marketing
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366

         The Servicer:              First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92714-6203
                                    Attention:  Cassandra Fraulino
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366

         The Depositor:             Prudential Securities Secured Financing
                                    Corporation
                                    199 Water Street
                                    26th Floor
                                    New York, NY  10292
                                    Attention: Director - Mortgage Finance Group
                                    Tel: (212)
                                    Fax:  (212)

         The Certificate
         Insurer:                   MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, New York  10504
                                    Attention:  Surveillance Dept.:
                                       Structured Finance Group (First Alliance
                                    96-1)
                                    Tel: (914) 765-3111
                                    Fax:  (914) 765-3919

                                       95

         Moody's:                   Moody's Investors Service
                                    99 Church Street
                                    New York, New York  10007
                                    Attention: The Home Equity Monitoring
                                    Department

         Standard & Poor's:         Standard & Poor's, A Division of The McGraw-
                                    Hill Companies
                                    26 Broadway
                                    15th Floor
                                    New York, New York  10004
                                    Attention: Residential Mortgage
                                       Surveillance Dept.

         Underwriter:               Prudential Securities Incorporated
                                    One New York Plaza, 15th Floor
                                    New York, New York  10292-2015
                                    Attention: Director, Mortgage Finance Group
                                    Tel: (212) 778-1000
                                    Fax: (212) 778-5099


                                       96

                  IN WITNESS WHEREOF, the Depositor, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                                    By:_________________________________________
                                       Name: ___________________________________
                                       Title:___________________________________


                                    FIRST ALLIANCE MORTGAGE COMPANY


                                    By: ________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    FIRST ALLIANCE MORTGAGE COMPANY,
                                      as Servicer


                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                      as Trustee


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title: __________________________________



                                       97

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA    )
                       )  ss.:
COUNTY OF ORANGE       )


                  On the ___ day of March, 1996, before me, a Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                   z WITNESS my hand and official seal.


                                                                [NOTARIAL SEAL]

- --------------------------------
         Notary Public





                                       98

STATE OF NEW YORK      )
                       )   ss.:
COUNTY OF NEW YORK     )



                  On the ____ day of March, 1996, before me, a Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                  WITNESS my hand and official seal.


                                                                 [NOTARIAL SEAL]



- --------------------------------
         Notary Public




                                       99

                                                                    EXHIBIT A-1


                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                              CLASS A-1 CERTIFICATE
                          (7.34% Class A-1 Certificate)

              Representing Certain Interests Relating to a Pool of
               Mortgage Loans in Group I formed by First Alliance
                        Mortgage Company, and Serviced by

                         FIRST ALLIANCE MORTGAGE COMPANY
                                   as Servicer


                  Unless  this   certificate   is  presented  by  an  authorized
representative of The Depository Trust Company, a New York corporation  ("DTC"), to  Issuer  ("First  Alliance  Mortgage  Loan  Trust  1996-1")  or its agent for registration of transfer,  exchange,  or payment,  and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized  representative  of DTC (and any  payment is made to Cede & Co. or to such other entity as is requested by an authorized  representative  of DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, the Depositor, any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Group I described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans in Group I held by the Trust and (ii) pursuant to the Class A-1 Certificate Insurance Policy.


No.:  A-1-1              March 29, 1996                   31846L AY2
                            Date                             CUSIP

              $20,541,000                                 June 20, 2027
- ---------------------------------------             --------------------------
     Certificate Principal Amount                        Final Scheduled
                                                           Payment Date

                                   Cede & Co.
                                Registered Owner




                                      A-1-1

         The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate mortgage loans (the "Mortgage
Loans") secured by first or second mortgages or deeds of trust assigned to a particular mortgage loan group ("Group I") which will be formed by First
Alliance Mortgage Company (the "Company" or, in its capacity as servicer, the "Servicer"), a California corporation, and sold by the Company to Prudential
Securities  Secured  Financing  Corporation  (the  "Depositor")  and sold by the
Depositor to Bankers Trust Company of California, N.A., a national banking association, as trustee (the "Trustee") on behalf of First Alliance Mortgage
Loan Trust 1996-1 (the "Trust")  pursuant to that certain  Pooling and Servicing
Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement") by and among the Depositor, the Company, the Servicer and the Trustee, (ii) such amounts, including Eligible Investments and the proceeds of payments under the Class A-1 Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing
Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group I, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance
Policies relating to the Mortgage Loans in Group I and any rights of the Company in any Insurance Policies relating to the Mortgage Loans in Group I, (v) Net
Liquidation Proceeds relating to the Mortgage Loans in Group I, (vi) the related
Certificate Insurance Policy, (vii) the rights of the Depositor against the Company under the Purchase Agreement and (viii) the rights of the Company against any Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above. Such Mortgage Loans in Group I and other amounts and property enumerated above are hereinafter referred to as "Group I."

                  The Certificate Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and
(ii) the  aggregate  Original  Certificate  Principal  Balance  of the Class A-1
Certificates on March 29, 1996 (the "Startup Date"), which was $20,541,000.  The
Owner hereof may receive principal payments on each Payment Date, as hereinafter described, which will fully amortize such Certificate Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-1 Certificates. Therefore, the actual outstanding principal amount of this Class A-1 Certificate, on any date subsequent to April 22, 1996 (the first
Payment Date) will be less than the Certificate Principal Amount set forth above.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing
Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE
REPRESENTS  AN  INTEREST  IN A CLASS OF "REGULAR  INTERESTS"  IN A "REAL  ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY,
IN SECTION 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE
"CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS  CERTIFICATE  IS A  PASS-THROUGH  CERTIFICATE  ONLY  AND,
NOTWITHSTANDING  REFERENCES  HEREIN TO PRINCIPAL  AND  INTEREST,  NO DEBT OF ANY
PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE


                                      A-1-2

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This  Certificate  is  one  of  a  Class  of   duly-authorized
Certificates  designated as First Alliance Mortgage Loan Trust 1996-1,  Mortgage
Loan  Asset  Backed  Certificates,   Class  A-1  Certificates  (the  "Class  A-1
Certificates")  and  issued  under and  subject  to the  terms,  provisions  and conditions  of the  Pooling  and  Servicing  Agreement,  to  which  Pooling  and
Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents  and by which such Owner is bound.  Also  issued  under the  Pooling and
Servicing  Agreement are Class A-2  Certificates  and Class R Certificates;  all
such Certificates are collectively referred to herein as the "Certificates."

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement.

                  On the 20th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 22, 1996, the Owners of the Class A-1
Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment
Date  occurs  (the  "Record  Date")  will be  entitled  to receive the Class A-1
Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Certificates.

                  "Class A-1 Distribution Amount" means the sum of (x) the Group
I  Principal  Distribution  Amount  payable  to  the  Owners  of the  Class  A-1
Certificates  pursuant to Section  7.5(d)(iv)(B)  of the  Pooling and  Servicing
Agreement and (y) the Class A-1 Current Interest.

                  Class A-1 Current Interest means, with respect to interest accruing on or after the Cut-Off Date and as of any Payment Date, the aggregate amount of interest accrued on the Class A-1 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual
Period at the Class A-1 Pass-Through Rate.

                  Group I Principal Distribution Amount means, with respect to the Fixed Rate Certificates for any Payment Date, the lesser of:

         (x)      the  Group  I  Total  Available Funds plus any Group I Insured
                  Payment; and

         (y)      the excess, if any, of (i) the sum, without duplication of:

                           1.   the Class A-1 Carry-Forward Amount,

                           2.   the principal  portion of all scheduled  monthly
                                payments on the Mortgage Loans in Group I due on
                                or prior to the  related  Due  Date  during  the
                                related  Due  Period,  to  the  extent  actually
                                received  by  the  Trustee  on or  prior  to the
                                related   Remittance   Date  or  to  the  extent
                                advanced by the Servicer on or


                                      A-1-3

                                prior to the related Remittance Date and any Prepayments made by the respective Mortgagors during the related Remittance Period,

                           3.   the Loan Balance of each  Mortgage Loan in Group
                                I that either was repurchased by the Company or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Remittance Date,

                           4.   any  Substitution   Amounts   delivered  by  the
                                Company  or  an   Originator   on  the   related
                                Remittance    Date   in   connection    with   a
                                substitution  of a Mortgage  Loan in Group I (to
                                the extent such  Substitution  Amounts relate to
                                principal),  to  the  extent  such  Substitution
                                Amounts are actually  received by the Trustee on
                                or prior to the related Remittance Date,

                           5. all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage
                                Loans in Group I during the  related  Remittance
                                Period  (to  the  extent  such  Net  Liquidation
                                Proceeds relate to principal) to the extent actually received by the Trustee on or prior to the related Remittance Date,

                          6. the amount of any Group I Subordination Deficit for such Payment Date,

                          7. the proceeds received by the Trustee of any termination as set forth in Article IX hereof of Group I (to the extent such proceeds related to principal), and

                          8. the amount of any Subordination Increase Amount with respect to Group I for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

               over

                (ii) the amount of any Subordination Reduction Amount with respect to Group I for such Payment Date.

                  If, on any Payment Date, the amount of Group I Total Available
Funds  then on  deposit  in the  Certificate  Account is less than the Class A-1
Current Interest and the Group I Subordination Deficit on such Payment Date, the
Owners of the Class A-1 Certificates will receive on such Payment Date the amount of the Group I Total Available Funds and the amount of such shortfall, together with interest on such shortfall at one-twelfth of the Class A-1
Pass-Through Rate from such Payment Date to the next Payment Date (resulting in a compounding of interest) (the "Class A-1 Carry-Forward Amount"), which will be distributed to the Owners of the Class A-1 Certificates on the next Payment Date or, if Group I Total Available Funds are insufficient to distribute such Class
A-1  Carry-Forward  Amount  in full on such  Payment  Date,  then on  succeeding
Payment  Dates.  Pursuant to and in  accordance  with the Class A-1  Certificate
Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Group I Total Available Funds, to make Insured Payments available to the Trustee necessary to distribute the full amount of the Class
A-1 Distribution Amount on each Payment Date. If the Certificate Insurer makes timely payment under the Class A-1 Certificate Insurance Policy no Class A-1
Carry-Forward Amount will exist.



                                      A-1-4

                  Upon  receipt  of  amounts  under the  Class  A-1  Certificate
Insurance Policy on behalf of the Owners of the Class A-1 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts to the Owners of the Class A-1 Certificates.

                  The   Trustee  is  required   to  duly  and   punctually   pay
distributions  with respect to this  Certificate  in  accordance  with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code or  applicable  to any Owner shall be considered as having been paid by the  Trustee  to such  Owner  for all  purposes  of the  Pooling  and  Servicing
Agreement.

                  The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter int o Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal
Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group I and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Class A-1 Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The  Pooling  and  Servicing   Agreement   provides  that  the
obligations  created  thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates  from amounts other than those available under the  Certificate  Insurance  Policies  of all  amounts  held by the  Trustee and required  to be  paid to such  Owners  pursuant  to the  Pooling  and  Servicing
Agreement upon the later to occur of (a) the final payment or other  liquidation
(or any advance  made with  respect  thereto) of the last  Mortgage  Loan in the
Trust Estate or (b) the  disposition of all property  acquired in respect of any
Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified
Liquidation  of the  Trust  Estate  is  effected  pursuant  to the  Pooling  and
Servicing Agreement.

                  The Pooling and Servicing Agreement additionally provides that
(i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-1 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Original Aggregate Loan Balance and (ii)


                                      A-1-5

under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-1 Certificates.

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The  Owners  of  a  majority  of  the   Percentage   Interests
represented by the Class A Certificates,  upon compliance with the  requirements set forth in the  Pooling  and  Servicing  Agreement,  have the right,  with the consent of the Certificate  Insurer, to exercise any trust or power set forth in the Pooling and  Servicing  Agreement  with respect to the  Certificates  or the
Trust Estate.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like
Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-1  Certificates  are issuable  only as  registered
Certificates  in  denominations  of  $1,000  certificate  principal  amount  and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are
exchangeable  for  new  Class  A-1  Certificates  of  authorized   denominations
evidencing the same aggregate principal amount.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.



                                      A-1-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                       N.A., as Trustee



                                       By:
                                          --------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



Trustee Authentication
BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee

By:
    --------------------------
Name:
    --------------------------
Title:
    --------------------------












                                      A-1-7

                             STATEMENT OF INSURANCE

                  MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such Policy being on file at Bankers Trust
Company of California, N.A., Irvine, California, as trustee (the "Trustee").

                  The Insurer, in consideration of the payment of the premium and subject to the terms of the Class A-1 Certificate Insurance Policy (the
"Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Group I Insured Payment will be received by the Trustee or its successor, on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Group I Insured Payment. The Insurer's obligation under the Policy with respect to a particular Group I Insured Payment shall be discharged to the extent funds equal to the Group I Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee.
Group I Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Group I Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. "Obligations" shall mean:

                                   $20,541,000
                    First Alliance Mortgage Loan Trust 1996-1
                     Mortgage Loan Asset Backed Certificates
                                    Class A-1

                  Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                  The Insurer will pay any Group I Insured Payment that is a Group I Preference Amount on the Business Day following receipt on a Business
Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Group I Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to such Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

                  The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Group I Distribution Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that, if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following
Business Day. If any such Notice received by the Fiscal Agent is not in proper form



                                      A-1-8

or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                  Group  I  Insured  Payments  due  under  the  Policy,   unless
otherwise  stated in the Policy,  will be  disbursed  by the Fiscal Agent to the
Trustee on behalf of the Owners by wire transfer of immediately  available funds in the amount of the Group I Insured Payment less, in respect of Group I Insured
Payments related to Group I Preference  Amounts,  any amount held by the Trustee for the payment of such Group I Insured Payment and legally available therefor.

                  The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

                  As used in the Policy, the following terms shall have the following meanings:

                  "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as
Depositor,  First Alliance Mortgage Company, as Company, First Alliance Mortgage
Company, as Servicer and Bankers Trust Company of California, N.A., as Trustee, without regard to any amendment or supplement thereto unless the Insurer shall have consented in writing thereto.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

                  "Group I  Insured  Payment,"  with  respect  to the  Class A-1
Certificates and as to any Payment Date, will equal the sum of (i) the excess, if any, of (a) the sum of the Class A-1 Current Interest and the Group I
Subordination Deficit, if any, over (b) the Group I Total Available Funds (after applying the cross collateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement, after any deduction for the Group I Premium Amount and the Group I Trustee Fee and after taking into account the portion of the Group I
Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Group I Insured Payment to be made with respect to such Payment Date), plus (ii) the Group I Preference Amount.

                  "Group I Preference Amount" means any amount previously distributed to an Owner on the Class A-1 Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Group I Insured Payment which shall be due and owing on the applicable Payment Date.

                  "Owner" means each Owner of a Class A-1 Certificate as defined in the Agreement who, on the applicable Payment Date, is entitled under the terms of the applicable Class A-1 Certificate to payment thereunder.


                                      A-1-9

                  Capitalized terms used herein and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

                  Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

                  The notice  address of the Fiscal Agent is 61  Broadway,  15th
Floor,  New York,  New York 10006,  Attention:  Municipal  Registrar  and Paying
Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

                  The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                  The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New
York Insurance Law.

                  The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason, including payment, or provision being made for payment, prior to the maturity of the Obligations.

                  MBIA INSURANCE CORPORATION



                                     A-1-10



                                                                    EXHIBIT A-2


                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                              CLASS A-2 CERTIFICATE
                      (Variable Rate Class A-2 Certificate)

              Representing Certain Interests Relating to a Pool of
          Mortgage Loans in Group II formed by First Alliance Mortgage
                            Company, and Serviced by

                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer

                  Unless  this   certificate   is  presented  by  an  authorized
representative of The Depository Trust Company, a New York corporation  ("DTC"), to  Issuer  ("First  Alliance  Mortgage  Loan  Trust  1996-1")  or its agent for registration of transfer,  exchange,  or payment,  and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized  representative  of DTC (and any  payment is made to Cede & Co. or to such other entity as is requested by an authorized  representative  of DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, the Depositor, any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Group II described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans in Group II held by the Trust and (ii) pursuant to the Class A-2 Certificate Insurance Policy.


No.:  A-2-1                  March 29, 1996                        31846L AZ9
                                 Date                                  CUSIP

              $31,878,000                                   June 20, 2027
- ---------------------------------------               --------------------------
     Certificate Principal Amount                           Final Scheduled
                                                             Payment Date

                                   Cede & Co.
                                Registered Owner






                                      A-2-1

                  The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of variable rate mortgage loans (the "Mortgage
Loans") secured by first lien mortgages or deeds of trust assigned to a particular mortgage loan group ("Group II") which will be formed by First
Alliance Mortgage Company (the "Company" or, in its capacity as servicer, the "Servicer"), a California corporation, and sold by the Company to Prudential
Securities  Secured  Financing  Corporation  (the  "Depositor")  and sold by the
Depositor to Bankers Trust Company of California, N.A., a national banking association, as trustee (the "Trustee") on behalf of First Alliance Mortgage
Loan Trust 1996-1 (the "Trust")  pursuant to that certain  Pooling and Servicing
Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement") by and among the Depositor, the Company, the Servicer and the Trustee, (ii) such amounts, including Eligible Investments and the proceeds of payments under the Class A-2 Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing
Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group II, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance
Policies relating to the Mortgage Loans in Group II and any rights of the Company in any Insurance Policies relating to the Mortgage Loans in Group II,
(v) Net Liquidation Proceeds relating to the Mortgage Loans in Group II, (vi) the Certificate Insurance Policies, (vii) the rights of the Depositor against the Company under the Purchase Agreement and (viii) the rights of the Company against any Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above. Such Mortgage Loans in Group II and other amounts and property enumerated above are hereinafter referred to as "Group II."

                  The Certificate Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and
(ii) the  aggregate  Original  Certificate  Principal  Balance  of the Class A-2
Certificates on March 29, 1996 (the "Startup Date"), which was $31,878,000.  The
Owner hereof may receive principal payments on each Payment Date, as hereinafter described, which will fully amortize such Certificate Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-2 Certificates. Therefore, the actual outstanding principal amount of this Class A-2 Certificate, on any date subsequent to April 22, 1996 (the first
Payment Date) will be less than the Certificate Principal Amount set forth above.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing
Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE
REPRESENTS  AN  INTEREST  IN A CLASS OF "REGULAR  INTERESTS"  IN A "REAL  ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY,
IN SECTION 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE
"CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS  CERTIFICATE  IS A  PASS-THROUGH  CERTIFICATE  ONLY  AND,
NOTWITHSTANDING  REFERENCES  HEREIN TO PRINCIPAL  AND  INTEREST,  NO DEBT OF ANY
PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE


                                      A-2-2

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This  Certificate  is  one  of  a  Class  of   duly-authorized
Certificates  designated as First Alliance Mortgage Loan Trust 1996-1,  Mortgage
Loan  Asset  Backed  Certificates,   Class  A-2  Certificates  (the  "Class  A-2
Certificates")  and  issued  under and  subject  to the  terms,  provisions  and conditions  of the  Pooling  and  Servicing  Agreement,  to  which  Pooling  and
Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents  and by which such Owner is bound.  Also  issued  under the  Pooling and
Servicing  Agreement are Class A-1  Certificates  and Class R Certificates;  all
such Certificates are collectively referred to herein as the "Certificates."

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement.

                  On the 20th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 22, 1996, the Owners of the Class A-2
Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment
Date  occurs  (the  "Record  Date")  will be  entitled  to receive the Class A-2
Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-2 Certificates.

                  Class A-2  Distribution  Amount means the sum of (x) the Group
II  Principal  Distribution  Amount  payable  to the  Owners  of the  Class  A-2
Certificates  pursuant to Section  7.5(d)(iv)(D)  of the  Pooling and  Servicing
Agreement and (y) Class A-2 Current Interest.

                  Class A-2 Current Interest means, with respect to interest accruing on or after the Cut-Off Date and as of any Payment Date, the aggregate amount of interest accrued on the Class A-2 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual
Period at the Class A-2 Pass-Through Rate for such Payment Date.

                  Group II Principal Distribution Amount means with respect to the Class A-2 Certificates for any Payment Date, the lesser of:

         (x)      the Group II Total Available  Funds plus any  Group II Insured
                  Payment; and

         (y)      the excess, if any, of (i) the sum, without duplication of:

                           1.       the Class A-2 Carry-Forward Amount,

                           2.       the  principal   portion  of  all  scheduled
                                    monthly  payments on the  Mortgage  Loans in
                                    Group II due on or prior to the  related Due
                                    Date during the  related Due Period,  to the
                                    extent  actually  received by the Trustee on
                                    or prior to the related  Remittance  Date or
                                    to the extent advanced by the


                                      A-2-3

                                    Servicer   on  or  prior   to  the   related
                                    Remittance Date and any Prepayments  made by
                                    the respective Mortgagors during the related
                                    Remittance Period,

                           3.       the Loan  Balance of each  Mortgage  Loan in
                                    Group II that either was repurchased by the Company or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee, on or prior to the related Remittance Date,

                           4.       any  Substitution  Amounts  delivered by the
                                    Company  or an  Originator  on  the  related
                                    Remittance   Date  in   connection   with  a
                                    substitution  of a Mortgage Loan in Group II
                                    (to the  extent  such  Substitution  Amounts
                                    relate to  principal),  to the  extent  such
                                    Substitution  Amounts are actually  received
                                    by the  Trustee,  on or prior to the related
                                    Remittance Date,

                           5.       all  Net   Liquidation   Proceeds   actually
                                    collected  by the  Servicer  with respect to
                                    the  Mortgage  Loans in Group II during  the
                                    related  Remittance  Period  (to the  extent
                                    such  Net  Liquidation  Proceeds  relate  to
                                    principal) to the extent  actually  received
                                    by the  Trustee,  on or prior to the related
                                    Remittance Date,

                           6.       the  amount  of any  Group II  Subordination
                                    Deficit for such Payment Date,

                           7. the proceeds received by the Trustee of any termination as set forth in Article IX hereto of Group II (to the extent such proceeds related to principal), and

                           8.       the  amount  of any  Subordination  Increase
                                    Amount with respect to Group II for such Payment Date, to the extent of any Net
                                    Monthly Excess Cashflow available for such purpose;

                  over

                    (ii)            the  amount of any  Subordination  Reduction
                                    Amount with respect to Group II for such Payment Date.

                  If,  on any  Payment  Date,  the  amount  of  Group  II  Total
Available Funds then on deposit in the Certificate Account is less than the Class A-2 Current Interest and the Group II Subordination Deficit on such
Payment Date, the Owner of the Class A-2 Certificate will receive on such Payment Date the amount of such Group II Total Available Funds, and the amount of such shortfall, together with interest on such shortfall at one-twelfth of the Class A-2 Pass-Through Rate from such Payment Date to the next Payment Date
(resulting in a compounding of interest) (the "Class A-2 Carry-Forward Amount"), will be distributed to the Owner of the Class A-2 Certificate on the next
Payment Date or, if Group II Total Available Funds are insufficient to distribute such Class A-2 Carry-Forward Amount in full on such Payment Date, then on succeeding Payment Dates. Pursuant to and in accordance with the Class
A-2 Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Group II Total Available Funds, to make Insured
Payments available to the Trustee necessary to distribute the full amount of the Class A-2


                                      A-2-4

Distribution Amount on each Payment Date. If the Certificate Insurer makes timely payment under the Class A-2 Certificate Insurance Policy no Class A-2
Carry-Forward Amount will exist.

                  Upon  receipt  of  amounts  under the  Class  A-2  Certificate
Insurance Policy on behalf of the Owner of the Class A-2 Certificate, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts to the Owners of the Class A-2 Certificates.

                  The   Trustee  is  required   to  duly  and   punctually   pay
distributions  with respect to this  Certificate  in  accordance  with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code or  applicable  to any Owner shall be considered as having been paid by the  Trustee  to such  Owner  for all  purposes  of the  Pooling  and  Servicing
Agreement.

                  The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub- Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal
Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group II and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Class A-2 Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The  Pooling  and  Servicing   Agreement   provides  that  the
obligations  created  thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates  from amounts other than those available under the  Certificate  Insurance  Policies  of all  amounts  held by the  Trustee and required  to be  paid to such  Owners  pursuant  to the  Pooling  and  Servicing
Agreement upon the later to occur of (a) the final payment or other  liquidation
(or any advance  made with  respect  thereto) of the last  Mortgage  Loan in the
Trust Estate or (b) the  disposition of all property  acquired in respect of any
Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified
Liquidation  of the  Trust  Estate  is  effected  pursuant  to the  Pooling  and
Servicing Agreement.

                  The Pooling and Servicing Agreement additionally provides that
(i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all)


                                      A-2-5

remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-2 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage
Loans in the Trust Estate is 10% or less of the Original Aggregate Loan Balance and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-2 Certificates.

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The  Owners  of  a  majority  of  the   Percentage   Interests
represented by the Class A Certificates,  upon compliance with the  requirements set forth in the  Pooling  and  Servicing  Agreement,  have the right,  with the consent of the Certificate  Insurer, to exercise any trust or power set forth in the Pooling and  Servicing  Agreement  with respect to the  Certificates  or the
Trust Estate.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like
Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-2  Certificates  are issuable  only as  registered
Certificates  in  denominations  of  $1,000  certificate  principal  amount  and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are
exchangeable  for  new  Class  A-2  Certificates  of  authorized   denominations
evidencing the same aggregate principal amount.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.



                                      A-2-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                       BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A., as Trustee

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


Trustee Authentication

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
  As Trustee


By:
    --------------------------------------
    Name:
         ---------------------------------
    Title:
         ---------------------------------


                                      A-2-7

                             STATEMENT OF INSURANCE

                  MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at Bankers Trust
Company of California, N.A., as trustee (the "Trustee"), Irvine, California.

                  The Insurer, in consideration of the payment of the premium and subject to the terms of the Class A-2 Certificate Insurance Policy (the
"Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Group II Insured Payment will be received by the Trustee or its successor, on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Group II Insured Payment. The Insurer's obligation under the Policy with respect to a particular Group II Insured Payment shall be discharged to the extent funds equal to the Group II Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Group II Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Group II Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. "Obligations" shall mean:


                                   $31,878,000
                    First Alliance Mortgage Loan Trust 1996-1
                     Mortgage Loan Asset Backed Certificates
                                    Class A-2

                  Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                  The Insurer will pay any Group II Insured Payment that is a Group II Preference Amount on the Business Day following receipt on a Business
Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Group II Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to such Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

                  The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Group II Distribution Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that, if such Notice is received after 12:00 noon, New York
City time on such Business


                                      A-2-8

Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                  Group II Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Group II Insured Payment less, in respect of Group II
Insured Payments related to Group II Preference Amounts, any amount held by the Trustee for the payment of such Group II Insured Payment and legally available therefor.

                  The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the policy.

                  As used in the Policy, the following terms shall have the following meanings:

                  "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as
Depositor,  First Alliance Mortgage Company, as Company, First Alliance Mortgage
Company, as Servicer and Bankers Trust Company of California, N.A., as Trustee without regard to any amendment or supplement thereto unless the Insurer shall have consented in writing thereto.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

                  "Group II  Insured  Payment,"  with  respect  to the Class A-2
Certificates and as to any Payment Date, will equal the sum of (i) the excess, if any, of (a) the sum of the Class A-2 Current Interest and the Group II
Subordination  Deficit,  if any,  over (b) the  Group II Total  Available  Funds
(after applying the cross collateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement, after any deduction for the Group II Premium Amount and the Group II Trustee Fee and after taking into account the portion of the Group II Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Group II Insured Payment to be made with respect to such Payment Date), plus (ii) the Group II Preference Amount.

                  "Group II Preference Amount" means any amount previously distributed to an Owner on the Class A-2 Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Group II Insured Payment which shall be due and owing on the applicable Payment Date.



                                      A-2-9

                  "Owner" means each Owner of a Class A-2 Certificate as defined in the Agreement who, on the applicable Payment Date, is entitled under the terms of the applicable Class A-2 Certificate to payment thereunder.

                  Capitalized terms used herein and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

                  Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

                  The notice  address of the Fiscal Agent is 61  Broadway,  15th
Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

                  The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                  The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New
York Insurance Law.

                  The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Obligations.

                  MBIA INSURANCE CORPORATION





                                     A-2-10

                                                                      EXHIBIT C


                  SOLELY FOR  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE
REPRESENTS  AN  INTEREST  IN THE  ONLY  "RESIDUAL  INTEREST"  IN A "REAL  ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY,
IN SECTION 860G and 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE
"CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT").  ANY RESALE OR TRANSFER OF THIS CERTIFICATE
WITHOUT  REGISTRATION  THEREOF  UNDER THE ACT MAY BE MADE ONLY IN A  TRANSACTION
EXEMPT FROM THE REGISTRATION  REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE
PROVISIONS  OF SECTION 5.8 OF THE POOLING AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN.

                  TRANSFER  OF THIS CLASS R  CERTIFICATE  IS  RESTRICTED  AS SET
FORTH IN THE  POOLING  AND  SERVICING  AGREEMENT.  NO  TRANSFER  OF THIS CLASS R
CERTIFICATE MAY BE MADE TO A "DISQUALIFIED  ORGANIZATION"  AS DEFINED IN SECTION
860E(e)(5)  OF THE CODE.  SUCH TERM  INCLUDES  THE UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN
CERTAIN  TAXABLE  INSTRUMENTALITIES),  ANY COOPERATIVE  ORGANIZATION  FURNISHING
ELECTRIC  ENERGY OR PROVIDING  THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY
ORGANIZATION  (OTHER THAN A FARMERS'  COOPERATIVE)  THAT IS EXEMPT FROM  FEDERAL
INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED  BUSINESS
INCOME.  NO  TRANSFER  OF THIS CLASS R  CERTIFICATE  WILL BE  REGISTERED  BY THE
TRUSTEE  UNLESS THE PROPOSED  TRANSFEREE  HAS DELIVERED AN AFFIDAVIT  AFFIRMING,
AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A QUALIFIED ORGANIZATION
AND IS NOT ACQUIRING THE CLASS R CERTIFICATE  FOR THE ACCOUNT OF A  DISQUALIFIED
ORGANIZATION.  A COPY  OF THE  FORM  OF  AFFIDAVIT  REQUIRED  OF  EACH  PROPOSED
TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

                  A TRANSFER IN VIOLATION  OF THE  APPLICABLE  RESTRICTIONS  MAY
GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN
AGENT ACTING FOR THE TRANSFEREE.  A PASS-THROUGH  ENTITY THAT HOLDS THIS CLASS R
CERTIFICATE  AND THAT HAS A DISQUALIFIED  ORGANIZATION  AS A RECORD OWNER IN ANY
TAXABLE YEAR  GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE
PRODUCT OF (A) THE AMOUNT OF EXCESS  INCLUSIONS  WITH  RESPECT TO THE PORTION OF
THIS CERTIFICATE  OWNED THROUGH SUCH  PASS-THROUGH  ENTITY BY SUCH  DISQUALIFIED
ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR
PURPOSES OF THE PRECEDING  SENTENCE,  THE TERM  "PASS-THROUGH"  ENTITY  INCLUDES
REGULATED  INVESTMENT  COMPANIES,  REAL ESTATE INVESTMENT  TRUSTS,  COMMON TRUST
FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER
1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

                  NEITHER THIS  CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS
ARE INSURED OR  GUARANTEED BY THE FEDERAL  DEPOSIT  INSURANCE  CORPORATION,  THE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.


                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                                     CLASS R

                Representing Certain Interests Relating to a Pool
               of Mortgage Loans Formed by First Alliance Mortgage
                             Company and Serviced by

                         FIRST ALLIANCE MORTGAGE COMPANY

                  This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, the Depositor, any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the REMIC of the Trust described herein, moneys in certain
Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Trust Estate.

No:  R-1                                                Date:  March 29, 1996

Percentage Interest:  100%                                         June 20, 2027
                                                                  --------------
                                                                 Final Scheduled
                                                                    Payment Date


                         First Alliance Mortgage Company
                                Registered Owner


                  The registered  Owner named above is the registered Owner of a fractional  interest in (i) a pool of closed-end  mortgage  loans (the "Mortgage
Loans") formed by First Alliance Mortgage Company (the "Company"),  a California
corporation,  and sold by the Company,  Prudential  Securities Secured Financing
Corporation (the Depositor) and sold by the Depositor,  to Bankers Trust Company of  California,  N.A., as trustee (the  "Trustee")  on behalf of First  Alliance
Mortgage  Loan Trust 1996-1 (the "Trust")  pursuant to that certain  Pooling and
Servicing  Agreement  dated as of March 1,  1996  (the  "Pooling  and  Servicing
Agreement")  by and among the  Company,  the Company in its capacity as servicer
(the  "Servicer")  and  the  Trustee,  (ii)  such  amount,   including  Eligible
Investments,  as from time to time may be held in the Accounts  created pursuant to the Pooling  and  Servicing  Agreement,  (iii) any  Property  relating to the
Mortgage  Loans,  the  ownership  of which has been  effected in the name of the
Servicer on behalf of the Trust as a result of  foreclosure or acceptance by the
Servicer of a deed-in-lieu  of foreclosure  and that has not been withdrawn from the Trust, (iv) Net Liquidation Proceeds relating to the Mortgage Loans, (v) any
Insurance  Policies relating to the Mortgage Loans and any rights of the Company in any Insurance  Policies relating to such Mortgage Loans, (vi) the Certificate
Insurance Policies,  (vii) the rights of the Depositor against the Company under the  Purchase  Agreement  and  (viii)  the  rights of the  Company  against  any
Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above. Such Mortgage Loans and other amounts and property  enumerated above are hereinafter referred to as the "Trust Estate".



                                       C-1

                  THIS  CERTIFICATE  IS A  PASS-THROUGH  CERTIFICATE  ONLY  AND,
NOTWITHSTANDING  REFERENCES  HEREIN TO PRINCIPAL  AND  INTEREST,  NO DEBT OF ANY
PERSON IS REPRESENTED HEREBY.

                  This  Certificate  is  one  of  a  Class  of  duly  authorized
Certificates  designated as First Alliance Mortgage Loan Trust 1996-1,  Mortgage
Loan  Asset   Backed   Certificates,   Class  R   Certificates   (the  "Class  R
Certificates")  and  issued  under and  subject  to the  terms,  provisions  and conditions  of the  Pooling  and  Servicing  Agreement,  to  which  Pooling  and
Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement.

                  On the 20th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 22, 1996, to the persons in whose names the Class R Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class R Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class R Certificates. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Pooling and Servicing Agreement provides that only certain miscellaneous amounts will be distributed to the Owners of the Class R
Certificates.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing
Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  The   Trustee  is  required   to  duly  and   punctually   pay
distributions  with respect to this  Certificate  in  accordance  with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code or applicable  state or local law by any Person from a distribution  to any Owner shall be  considered  as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub- Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Depositor, the Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal
Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and


                                       C-2

recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The  Pooling  and  Servicing   Agreement   provides  that  the
obligations  created  thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates  from amounts other than those available under the  Certificate  Insurance  Policies  of all  amounts  held by the  Trustee and required  to be  paid to such  Owners  pursuant  to the  Pooling  and  Servicing
Agreement upon the later to occur of (a) the final payment or other  liquidation
(or any advance  made with  respect  thereto) of the last  Mortgage  Loan in the
Trust Estate or (b) the  disposition of all property  acquired in respect of any
Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified
Liquidation  of a Trust  Estate  occurs  pursuant to the  Pooling and  Servicing
Agreement.

                  The Pooling and Servicing Agreement additionally provides that
(i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class R Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Original Aggregate Loan Balance and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class
R Certificates.

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing
Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The  Class R  Certificates  are  issuable  only as  registered
Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R


                                       C-3

Certificates are  exchangeable for new Class R Certificates  evidencing the same
Percentage Interest as the Class R Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the Owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.


















                                       C-4


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                          BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A., as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------

Trustee's Authentication

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:
   --------------------------------------
   Name:
        ---------------------------------
   Title:
        ---------------------------------


                                       C-5

                                                                      EXHIBIT D

                          CERTIFICATE RE: PREPAID LOANS


                  I,  ______________,  ______________ of First Alliance Mortgage
Company, a California corporation, (the "Company"), hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, the
Company,  the Company in its capacity as servicer (the  "Servicer")  and Bankers
Trust Company of California, N.A., a national banking association, in its capacity as trustee (the "Trustee")) and the "Closing Date" the following schedule of "Mortgage Loans" have been prepaid in full.


Dated:

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------












                                       D-1


                                                                      EXHIBIT E

                              INITIAL CERTIFICATION


                  WHEREAS,  the undersigned is an Authorized  Officer of Bankers
Trust Company of California, N.A., a national banking association, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the
"Pool")  heretofore  conveyed in trust to the Trustee,  pursuant to that certain
Pooling and  Servicing  Agreement  dated as of March 1, 1996 (the  "Pooling  and
Servicing  Agreement")  by and among  Prudential  Securities  Secured  Financing
Corporation, First Alliance Mortgage Company, (the "Company"), the Company, in its capacity as servicer (the "Servicer") and the Trustee;

                  WHEREAS, the Trustee is required, pursuant to Section 3.6 of the Pooling and Servicing Agreement, to review the Files relating to the Pool on or before the Startup Day; and

                  WHEREAS, Section 3.6 of the Pooling and Servicing Agreement requires the Trustee to deliver this Initial Certification upon the satisfaction of certain conditions set forth therein.

                  NOW, THEREFORE, the Trustee hereby certifies with respect to each Mortgage Loan listed in the Schedules of Mortgage Loans (other than any Mortgage Loan paid in full), which is attached hereto, that all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and based on its examination and only as to the foregoing documents, the information set forth on the Schedules of Mortgage Loans as to loan number and address accurately reflects information set forth in the File, except as attached thereto.


                                     BANKERS TRUST COMPANY OF CALIFORNIA,
                                     N.A.,
                                     as Trustee



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------


Dated:

[Attached Exception List]







                                       E-1

                                                                       EXHIBIT F

                               FINAL CERTIFICATION


                  WHEREAS,  the undersigned is an Authorized  Officer of Bankers
Trust Company of California, N.A., a national banking association, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the
"Pool")  heretofore  conveyed in trust to the Trustee,  pursuant to that certain
Pooling and  Servicing  Agreement  dated as of March 1, 1996 (the  "Pooling  and
Servicing  Agreement")  by and among  Prudential  Securities  Secured  Financing
Corporation, First Alliance Mortgage Company, (the "Company"), the Company, in its capacity as servicer (the "Servicer") and the Trustee;

                  WHEREAS, the Trustee is required, pursuant to Section 3.6 of the Pooling and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Startup Day and to notify the Company promptly of any defects with respect to the Pool, and the Company is required to remedy such defects or take certain other action, all as set forth in Section
3.6 of the Pooling and Servicing Agreement; and

                  WHEREAS, Section 3.6 of the Pooling and Servicing Agreement requires the Trustee to deliver this Final Certification upon the satisfaction of certain conditions set forth therein.

                  NOW, THEREFORE, the Trustee hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.5 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 3.5(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Company pursuant to Section 3.6 of the Pooling and Servicing Agreement has been completed. The Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------


Dated:


                                       F-1

                                                                       EXHIBIT G


                                 DELIVERY ORDER

                                                                  March __, 1996


Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92714

Attention:  First Alliance Mortgage Loan Trust, Series 1996-1.

Dear Sirs:

                  Pursuant to Article IV of the Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Pooling and Servicing Agreement") by and among Prudential Securities Secured Financing Corporation, First Alliance Mortgage
Company,  (the  "Company"),  the  Company,  in its  capacity  as  servicer  (the
"Servicer"), and Bankers Trust Company of California, N.A., a national banking association, in its capacity as trustee (the "Trustee"), the Company HEREBY
CERTIFIES  that all  conditions  precedent  to the  issuance  of First  Alliance
Mortgage Loan Trust 1996-1, Class A and Class R (the "Certificates"),  HAVE BEEN
SATISFIED and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the Owners thereof, or otherwise upon their order.


                                        Very truly yours,

                                        FIRST ALLIANCE MORTGAGE COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------


                                       G-1

                                                                       EXHIBIT H


                FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE


                                        AFFIDAVIT PURSUANT TO SECTION 860E(e) OF
                                        THE  INTERNAL  REVENUE CODE  OF 1986, AS
                                        AMENDED


STATE OF                                    )
                                            )        ss:
COUNTY OF                                   )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of  Officer] of [Name of  Investor]  (the
"Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

                  2. That (i) the Investor is not a "disqualified  organization"
and will not be a "disqualified organization" as of [date of transfer] (For this purpose,  a "disqualified  organization"  means the United States,  any state or
political  subdivision  thereof,  any  foreign  government,   any  international
organization,  any agency or instrumentality of any of the foregoing (other than certain  taxable  instrumentalities),  any cooperative  organization  furnishing electric energy or providing telephone service to persons in rural areas, or any organization  (other than a farmers'  cooperative)  that is exempt from  federal income tax unless such organization is subject to the tax on unrelated  business income);  (ii) it is not acquiring the Class R Certificates for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and
Servicing  Agreement that shall be deemed  necessary by the Trustee (upon advice of counsel) to  constitute a reasonable  arrangement  to ensure that the Class R
Certificates  will  not  be  owned  directly  or  indirectly  by a  disqualified organization;  and (iv) it will not transfer any such Class R Certificate unless
(a) it has received from the transferee an affidavit in  substantially  the same form as this affidavit  containing these same four representations and (b) as of the time of the transfer,  it does not have actual knowledge that such affidavit is false.






                                       H-1

                  IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of __________, ____.

                                                     [NAME OF INVESTOR]


                                            By:___________________________
                                                      [Name of Officer]
                                                      [Title of Officer]


[Corporate Seal]

Attest:



- ---------------------------
[Assistant] Secretary



                  Personally   appeared  before  me  the  above-named  [Name  of
Officer],  known or proved to be the same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed  the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this ____ day of _______, ____.



- ---------------------------
NOTARY PUBLIC

COUNTY OF ________________

STATE OF _________________


                  My commission expires the ____ day of _______________, ____.






                                       H-2

                                                                       EXHIBIT I


                                 FORM OF NOTICE

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                     NUMBER:

                        NOTICE UNDER CERTIFICATE GUARANTY
                            INSURANCE POLICY NUMBER:


State Street Bank and Trust Company, N.A.,
  as Fiscal Agent For MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, New York  10006
Attention:  Municipal Registrar and
                    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

                  The    undersigned,    a   duly    authorized    officer    of
_______________________________, as trustee (the "Trustee"), hereby certifies to
State  Street  Bank and  Trust  Company,  N.A.  (the  "Fiscal  Agent")  and MBIA
Insurance  Corporation (the "Insurer"),  with reference to Certificate  Guaranty
Insurance  Policy Number:  ____________  (the "Policy") issued by the Insurer in respect of the $________  First  Alliance  Mortgage Loan Trust 1996-1,  Mortgage
Loan Asset Backed Certificates, Class A[-1], [-2] (the "Obligations"), that:

                (i) the Trustee is the trustee  under the Pooling and  Servicing
          Agreement dated as of March 1, 1996 (the "Agreement") among Prudential
          Securities Secured Financing Corporation, as Depositor, First Alliance
          Mortgage Company,  as Company,  First Alliance  Mortgage  Company,  as
          Servicer, the Trustee, as trustee for the Owners;

                (ii) the [Class A-1] [Class A-2] Current  Interest for the Class
          Payment Date occurring on  ________________  (the "Applicable  Payment
          Date") is $___________;

                (iii) the Group [I][II] Subordination Deficit for the Applicable
          Payment Date is $--------------;

                (iv) the sum of Group [I][II] Total Available Funds available under the Agreement to pay the [Class A-1] [Class A-2] Current
          Interest and the Group [I][II]  Subordination  Deficit minus the Group
          [I][II] Premium Amount for the Applicable  Payment Date (the "Adjusted
          Available Distribution Amount") is $_________;

                (v) the amount by which the sum of (ii) and (iii) above  exceeds
         the   Adjusted   Available   Distribution   Amount  in  (iv)  above  is
         $___________ (the "Group [I][II] Insured Payment");




                                       I-1

                (vi) the Trustee is making a claim under and pursuant to the terms of the Policy for the Insured Payment to be applied to payments of the sum of (ii) and (iii) above for the Applicable Payment Date in accordance with the Agreement; and

                (vii) the  Trustee  directs  that  payment of the Group  [I][II]
          Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [CERTIFICATE ACCOUNT].

Any Person Who  Knowingly  And With Intent To Defraud Any  Insurance  Company Or
Other Person Files An Application For Insurance Or Statement Of Claim Containing
Any  Materially  False  Information,  Or Conceals For The Purpose Of Misleading,
Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance
Act,  Which Is A Crime,  And Shall Be Subject To A Civil  Penalty  Not To Exceed
Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

                  Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ___ day of ____________, ____.

                                    [TRUSTEE]


                                       By:
                                          --------------------------------------
                                       Title:
                                          --------------------------------------



                                       I-2

                                                                       EXHIBIT J

                                     Form of
                                 Monthly Report

                         First Alliance Mortgage Company
                     Mortgage Loan Asset Backed Certificates
                                  Series 1996-1

                         Statement to Certificateholders

                           [To be provided by Trustee]






























                                       J-1


                                                                      EXHIBIT K

                           FORM OF REQUEST FOR RELEASE

To:      Bankers Trust Company of California, N.A.
         3 Park Plaza, 16th Floor
         Irvine, California  92714

         Attn:  First Alliance Mortgage Loan Trust, Series 1996-1

                                      Date:

                  In connection with the administration of the mortgage loans held by you as Trustee under a certain Pooling and Servicing Agreement dated as of March 1, 1996 and by and among Prudential Securities Secured Financing
Corporation, First Alliance Mortgage Company, the Company in its capacity as servicer (the "Servicer"), and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Agreement"), the Servicer hereby requests a release of the File held by you as Trustee with respect to the following described Mortgage
Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_______ 1.     Mortgage Loan paid in full.

                                (The Servicer hereby  certifies that all amounts
                                received in  connection  with the loan have been
                                or will be credited to the  Certificate  Account
                                (whichever  is   applicable)   pursuant  to  the
                                Agreement.)

_______ 2.     Mortgage Loan repurchased pursuant to Section 3.3, 3.4, 3.6(b) or
               8.10(b) of the Agreement.

                                (The  Servicer  hereby  certifies  that the Loan
                                Purchase Price has been or will be paid to the Certificate Account pursuant to the Agreement.)

_______ 3.     Mortgage Loan substituted.

                                (The Servicer hereby  certifies that a Qualified
                                Replacement   Mortgage   has  been  or  will  be
                                assigned  and  delivered  to you along  with the
                                related File pursuant to the Agreement.)

_______ 4.     The Mortgage Loan is being foreclosed.

_______ 5.     Other.  (Describe)







                                       K-1

          The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or repurchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) and except if the Mortgage
Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

          Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                FIRST ALLIANCE MORTGAGE COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                               ---------------------------------






                                       K-2
